Exhibit 10.16

AWARD/CONTRACT				1. THIS CONTRACT IS A RATED ORDER		RATING	PAGE OF PAGES
				UNDER DPAS (15 CFR 350)		DO-C1	1	123

2 CONTRACT PROC. INST. IDENT. NO				3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
SPM300-04-D-Z217				July 19, 2004

5. ISSUED BY		CODE SP0300		6. ADMINISTERED BY (if other than Item 5)		CODE

Defense Supply Center Philadelphia
Subsistence, Bldg 6
ATTN: DSCP-HRUT/T.Brown/215-737-2989
700 Robbins Avenue
Philadelphia, PA 19111

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)						8. DELIVERY

The Wornick Company Right Awary Division 200 North 1st Street McAllen TX 78505-8700						☐ FOB ORIGIN	☒ OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

0.20%, 14 Days

						10. SUBMIT INVOICES		ITEM
(4 copies unless otherwise specified) TO THE
ADDRESS SHOWN IN:

CODE 60120			FACILITY CODE

11 SHIP TO/MARK FOR			CODE	12. PAYMENT WILL BE MADE BY			CODE	SL4701

DFAS-BVD (SL4701)
P.O. Box 369031
See Order				Columbus OH 43236-9031

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:				14. ACCOUNTING AND APPROPRIATION DATA

☐ 10 USC 2304(c) ( )			☐ 41 USC 253(c) ( )	97X 4930 5CBX 001 2630 S33150

15A. ITEM NO.			15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F AMOUNT
UGR-A Assembly
SEE SCHEDULE

			Base Period Maximum		15G. TOTAL AMOUNT OF CONTRACT		$110,058,498.00

16. TABLE OF CONTENTS
☒	SEC	DESCRIPTION	PAGE(S) ☒	SEC	DESCRIPTION			PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
	A		SOLICITATION/CONTRACT FORM	I	CONTRACT CLAUSES
	B		SUPPLIES OR SERVICES AND PRICES/COST	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
	C		DESCRIPTION/SPECS/WORK STATEMENT	J	LIST OF ATTACHMENTS
	D		PACKAGING AND MARKING	PART IV- REPRESENTATIONS AND INSTRUCTIONS
	E		INSPECTION AND ACCEPTANCE	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F		DELIVERIES OR PERFORMANCE
	G		CONTRACT ADMINISTRATION DATA	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
	H		SPECIAL CONTRACT REQUIREMENTS	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17  ☐   CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return               copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☒    AWARD (Contractor is not required to sign this document) your offer on Solicitation Number SP0300-04-R-7000, Amends 0001-0007, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME OF CONTRACTING OFFICER

LOIS G. DYDUCK

19B NAME OF CONTRACTOR			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA			20C. DATE SIGNED

BY			BY	/s/ Lois G. Dyduck			8/3/04
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8009			26.107		STANDARD FORM 26 (REV. 4-85)(EG)
PREVIOUS EDITION UNUSABLE			PerFORM (DLA)		Prescribed by GSA
FAR (48 CFR) 53.214(a)

Contract SPM300-04-D-Z217	The Wornick Company
UGR-A Assembly
B-1. SCHEDULE

WORNICK		Camp Parks, CA/Cp Guernsey/Cp Roberts/San Luis Obispo
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	2971	$42.07	$96.05	$285,367.67
B1P	$50.20	2971	$21.04	$71.24	$211,654.04
B2S	$27.29	2971	$42.07	$69.36	$206,065.14
B2P	$54.92	2971	$21.04	$75.96	$225,669.44
B3S	$32.12	2971	$42.07	$74.19	$220,410.91
B3P	$109.01	2971	$21.04	$130.05	$386,385.09
B4S	$36.42	2971	$42.07	$78.49	$233,194.24
B4P	$52.57	2971	$21.04	$73.61	$218,695.31
B5S	$28.87	2971	$42.07	$70.94	$210,769.13
B5P	$64.63	2971	$21.04	$85.67	$254,517.85
B6S	$51.97	2971	$42.07	$94.04	$279,388.23
B6P	$51.86	2971	$21.04	$72.90	$216,585.90
B7S	$37.29	2971	$42.07	$79.36	$235,788.22
B7P	$65.36	2971	$21.04	$86.40	$256,684.30
D1S	$66.24	1486	$42.07	$108.31	$160,949.33
D1P	$47.30	1486	$21.04	$68.34	$101,553.24
D2S	$63.63	1486	$42.07	$105.70	$157,066.41
D2P	$55.62	1486	$21.04	$76.66	$113,917.50
D3S	$64.87	1486	$42.07	$106.94	$158,918.41
D3P	$70.33	1486	$21.04	$91.37	$135,775.82
D4S	$62.55	1486	$42.07	$104.62	$155,469.26
D4P	$46.27	1486	$21.04	$67.31	$100,022.66
D5S	$74.27	1486	$42.07	$116.34	$172,878.64
D5P	$70.45	1486	$21.04	$91.49	$135,954.14
D6S	$57.53	1486	$42.07	$99.60	$148,004.78
D6P	$170.25	1486	$21.04	$191.29	$284,256.94
D7S	$43.37	1486	$42.07	$85.44	$126,969.71
D7P	$150.36	1486	$21.04	$171.40	$254,698.32
D8S	$54.95	1486	$42.07	$97.02	$144,166.00
D8P	$54.58	1486	$21.04	$75.62	$112,363.89
D9S	$68.19	1486	$42.07	$110.26	$163,839.90
D9P	$45.78	1486	$21.04	$66.82	$99,294.52
D10S	$68.49	1486	$42.07	$110.56	$164,291.49
D10P	$51.61	1486	$21.04	$72.65	$107,957.90
D11S	$78.42	1486	$42.07	$120.49	$179,053.56
D11P	$61.11	1486	$21.04	$82.15	$122,074.90
D12S	$64.74	1486	$42.07	$106.81	$158,716.17
D12P	$102.75	1486	$21.04	$123.79	$183,951.94
D13S	$74.06	1486	$42.07	$116.13	$172,569.55
D13P	$91.47	1486	$21.04	$112.51	$167,189.86
D14S	$52.82	1486	$42.07	$94.89	$141,013.15
D14P	$94.03	1486	$21.04	$115.07	$170,989.56
Total Breakfast		20797			$3,441,175.46
Total Lunch/Dinner		20804			$4,293,907.56
Period Total		41601			$7,735,083.01

WORNICK		Camp Williams, UT
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	1114	$33.51	$87.49	$97,465.03
B1P	$50.20	1114	$16.75	$66.95	$74,582.30
B2S	$27.29	1114	$33.51	$60.80	$67,729.92
B2P	$54.92	1114	$16.75	$71.67	$79,837.48
B3S	$32.12	1114	$33.51	$65.63	$73,108.98
B3P	$109.01	1114	$16.75	$125.76	$140,099.09
B4S	$36.42	1114	$33.51	$69.93	$77,902.19
B4P	$52.57	1114	$16.75	$69.32	$77,222.48
B5S	$28.87	1114	$33.51	$62.38	$69,493.72
B5P	$64.63	1114	$16.75	$81.38	$90,654.42
B6S	$51.97	1114	$33.51	$85.48	$95,222.99
B6P	$51.86	1114	$16.75	$68.61	$76,431.54
B7S	$37.29	1114	$33.51	$70.80	$78,874.82
B7P	$65.36	1114	$16.75	$82.11	$91,466.75
D1S	$66.24	557	$33.51	$99.75	$55,561.00
D1P	$47.30	557	$16.75	$64.05	$35,675.85
D2S	$63.63	557	$33.51	$97.14	$54,105.56
D2P	$55.62	557	$16.75	$72.37	$40,310.37
D3S	$64.87	557	$33.51	$98.38	$54,799.75
D3P	$70.33	557	$16.75	$87.08	$48,503.56
D4S	$62.55	557	$33.51	$96.06	$53,506.90
D4P	$46.27	557	$16.75	$63.02	$35,102.14
D5S	$74.27	557	$33.51	$107.78	$60,032.49
D5P	$70.45	557	$16.75	$87.20	$48,570.40
D6S	$57.53	557	$33.51	$91.04	$50,708.97
D6P	$170.25	557	$16.75	$187.00	$104,159.00
D7S	$43.37	557	$33.51	$76.88	$42,824.36
D7P	$150.36	557	$16.75	$167.11	$93,079.49
D8S	$54.95	557	$33.51	$88.46	$49,270.08
D8P	$54.58	557	$16.75	$71.33	$39,728.03
D9S	$68.19	557	$33.51	$101.70	$56,644.48
D9P	$45.78	557	$16.75	$62.53	$34,829.21
D10S	$68.49	557	$33.51	$102.00	$56,813.75
D10P	$51.61	557	$16.75	$68.36	$38,076.52
D11S	$78.42	557	$33.51	$111.93	$62,347.04
D11P	$61.11	557	$16.75	$77.86	$43,368.02
D12S	$64.74	557	$33.51	$98.25	$54,723.94
D12P	$102.75	557	$16.75	$119.50	$66,561.50
D13S	$74.06	557	$33.51	$107.57	$59,916.63
D13P	$91.47	557	$16.75	$108.22	$60,278.54
D14S	$52.82	557	$33.51	$86.33	$48,088.29
D14P	$94.03	557	$16.75	$110.78	$61,702.79
Total Breakfast		7798			$1,190,091.71
Total Lunch/Dinner		7798			$1,509,288.64
Period Total		15596			$2,699,380.36

WORNICK		Ft Carson, CO
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	5014	$31.93	$85.91	$430,758.00
B1P	$50.20	5014	$15.97	$66.17	$331,776.38
B2S	$27.29	5014	$31.93	$59.22	$296,923.31
B2P	$54.92	5014	$15.97	$70.89	$355,429.42
B3S	$32.12	5014	$31.93	$64.05	$321,133.91
B3P	$109.01	5014	$15.97	$124.98	$626,660.75
B4S	$36.42	5014	$31.93	$68.35	$342,707.65
B4P	$52.57	5014	$15.97	$68.54	$343,659.56
B5S	$28.87	5014	$31.93	$60.80	$304,861.98
B5P	$64.63	5014	$15.97	$80.60	$404,115.36
B6S	$51.97	5014	$31.93	$83.90	$420,666.83
B6P	$51.86	5014	$15.97	$67.83	$340,099.62
B7S	$37.29	5014	$31.93	$69.22	$347,085.38
B7P	$65.36	5014	$15.97	$81.33	$407,771.57
D1S	$66.24	2507	$31.93	$98.17	$246,113.32
D1P	$47.30	2507	$15.97	$63.27	$158,617.89
D2S	$63.63	2507	$31.93	$95.56	$239,562.53
D2P	$55.62	2507	$15.97	$71.59	$179,477.38
D3S	$64.87	2507	$31.93	$96.80	$242,687.00
D3P	$70.33	2507	$15.97	$86.30	$216,354.10
D4S	$62.55	2507	$31.93	$94.48	$236,868.00
D4P	$46.27	2507	$15.97	$62.24	$156,035.68
D5S	$74.27	2507	$31.93	$106.20	$266,239.01
D5P	$70.45	2507	$15.97	$86.42	$216,654.94
D6S	$57.53	2507	$31.93	$89.46	$224,274.84
D6P	$170.25	2507	$15.97	$186.22	$466,853.54
D7S	$43.37	2507	$31.93	$75.30	$188,787.00
D7P	$150.36	2507	$15.97	$166.33	$416,985.80
D8S	$54.95	2507	$31.93	$86.88	$217,798.51
D8P	$54.58	2507	$15.97	$70.55	$176,856.32
D9S	$68.19	2507	$31.93	$100.12	$250,989.93
D9P	$45.78	2507	$15.97	$61.75	$154,807.25
D10S	$68.49	2507	$31.93	$100.42	$251,751.81
D10P	$51.61	2507	$15.97	$67.58	$169,423.06
D11S	$78.42	2507	$31.93	$110.35	$276,656.60
D11P	$61.11	2507	$15.97	$77.08	$193,239.56
D12S	$64.74	2507	$31.93	$96.67	$242,345.80
D12P	$102.75	2507	$15.97	$118.72	$297,631.04
D13S	$74.06	2507	$31.93	$105.99	$265,717.56
D13P	$91.47	2507	$15.97	$107.44	$269,352.08
D14S	$52.82	2507	$31.93	$84.75	$212,479.41
D14P	$94.03	2507	$15.97	$110.00	$275,762.48
Total Breakfast		35098			$5,273,649.74
Total Lunch/Dinner		35098			$6,710,322.44
Period Total		70196			$11,983,972.18

WORNICK		Ft Harrison, MT
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	111	$40.93	$94.91	$10,535.13
B1P	$50.20	111	$20.46	$70.66	$7,843.26
B2S	$27.29	111	$40.93	$68.22	$7,572.29
B2P	$54.92	111	$20.46	$75.38	$8,366.89
B3S	$32.12	111	$40.93	$73.05	$8,108.27
B3P	$109.01	111	$20.46	$129.47	$14,371.41
B4S	$36.42	111	$40.93	$77.35	$8,585.87
B4P	$52.57	111	$20.46	$73.03	$8,106.33
B5S	$28.87	111	$40.93	$69.80	$7,748.04
B5P	$64.63	111	$20.46	$85.09	$9,444.70
B6S	$51.97	111	$40.93	$92.90	$10,311.73
B6P	$51.86	111	$20.46	$72.32	$8,027.52
B7S	$37.29	111	$40.93	$78.22	$8,682.78
B7P	$65.36	111	$20.46	$85.82	$9,525.64
D1S	$66.24	56	$40.93	$107.17	$6,001.55
D1P	$47.30	56	$20.46	$67.76	$3,794.56
D2S	$63.63	56	$40.93	$104.56	$5,855.22
D2P	$55.62	56	$20.46	$76.08	$4,260.51
D3S	$64.87	56	$40.93	$105.80	$5,925.01
D3P	$70.33	56	$20.46	$90.79	$5,084.24
D4S	$62.55	56	$40.93	$103.48	$5,795.03
D4P	$46.27	56	$20.46	$66.73	$3,736.88
D5S	$74.27	56	$40.93	$115.20	$6,451.10
D5P	$70.45	56	$20.46	$90.91	$5,090.96
D6S	$57.53	56	$40.93	$98.46	$5,513.73
D6P	$170.25	56	$20.46	$190.71	$10,679.76
D7S	$43.37	56	$40.93	$84.30	$4,721.02
D7P	$150.36	56	$20.46	$170.82	$9,565.84
D8S	$54.95	56	$40.93	$95.88	$5,369.06
D8P	$54.58	56	$20.46	$75.04	$4,201.96
D9S	$68.19	56	$40.93	$109.12	$6,110.48
D9P	$45.78	56	$20.46	$66.24	$3,709.44
D10S	$68.49	56	$40.93	$109.42	$6,127.49
D10P	$51.61	56	$20.46	$72.07	$4,035.92
D11S	$78.42	56	$40.93	$119.35	$6,683.80
D11P	$61.11	56	$20.46	$81.57	$4,567.92
D12S	$64.74	56	$40.93	$105.67	$5,917.39
D12P	$102.75	56	$20.46	$123.21	$6,899.76
D13S	$74.06	56	$40.93	$114.99	$6,439.45
D13P	$91.47	56	$20.46	$111.93	$6,268.08
D14S	$52.82	56	$40.93	$93.75	$5,250.25
D14P	$94.03	56	$20.46	$114.49	$6,411.27
Total Breakfast		777			$127,229.86
Total Lunch/Dinner		784			$160,467.69
Period Total		1561			$287,697.55

WORNICK		Ft Huachuca, AZ
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	111	$39.40	$93.38	$10,365.30
B1P	$50.20	111	$19.70	$69.90	$7,758.90
B2S	$27.29	111	$39.40	$66.69	$7,402.46
B2P	$54.92	111	$19.70	$74.62	$8,282.53
B3S	$32.12	111	$39.40	$71.52	$7,938.44
B3P	$109.01	111	$19.70	$128.71	$14,287.05
B4S	$36.42	111	$39.40	$75.82	$8,416.04
B4P	$52.57	111	$19.70	$72.27	$8,021.97
B5S	$28.87	111	$39.40	$68.27	$7,578.21
B5P	$64.63	111	$19.70	$84.33	$9,360.34
B6S	$51.97	111	$39.40	$91.37	$10,141.90
B6P	$51.86	111	$19.70	$71.56	$7,943.16
B7S	$37.29	111	$39.40	$76.69	$8,512.95
B7P	$65.36	111	$19.70	$85.06	$9,441.28
D1S	$66.24	56	$39.40	$105.64	$5,915.87
D1P	$47.30	56	$19.70	$67.00	$3,752.00
D2S	$63.63	56	$39.40	$103.03	$5,769.54
D2P	$55.62	56	$19.70	$75.32	$4,217.95
D3S	$64.87	56	$39.40	$104.27	$5,839.33
D3P	$70.33	56	$19.70	$90.03	$5,041.68
D4S	$62.55	56	$39.40	$101.95	$5,709.35
D4P	$46.27	56	$19.70	$65.97	$3,694.32
D5S	$74.27	56	$39.40	$113.67	$6,365.42
D5P	$70.45	56	$19.70	$90.15	$5,048.40
D6S	$57.53	56	$39.40	$96.93	$5,428.05
D6P	$170.25	56	$19.70	$189.95	$10,637.20
D7S	$43.37	56	$39.40	$82.77	$4,635.34
D7P	$150.36	56	$19.70	$170.06	$9,523.28
D8S	$54.95	56	$39.40	$94.35	$5,283.38
D8P	$54.58	56	$19.70	$74.28	$4,159.40
D9S	$68.19	56	$39.40	$107.59	$6,024.80
D9P	$45.78	56	$19.70	$65.48	$3,666.88
D10S	$68.49	56	$39.40	$107.89	$6,041.81
D10P	$51.61	56	$19.70	$71.31	$3,993.36
D11S	$78.42	56	$39.40	$117.82	$6,598.12
D11P	$61.11	56	$19.70	$80.81	$4,525.36
D12S	$64.74	56	$39.40	$104.14	$5,831.71
D12P	$102.75	56	$19.70	$122.45	$6,857.20
D13S	$74.06	56	$39.40	$113.46	$6,353.77
D13P	$91.47	56	$19.70	$111.17	$6,225.52
D14S	$52.82	56	$39.40	$92.22	$5,164.57
D14P	$94.03	56	$19.70	$113.73	$6,368.71
Total Breakfast		777			$125,450.53
Total Lunch/Dinner		784			$158,672.33
Period Total		1561			$284,122.86

WORNICK		Ft Irwin, CA
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	16714	$32.43	$86.41	$1,444,274.29
B1P	$50.20	16714	$16.22	$66.42	$1,110,143.88
B2S	$27.29	16714	$32.43	$59.72	$998,140.86
B2P	$54.92	16714	$16.22	$71.14	$1,188,990.50
B3S	$32.12	16714	$32.43	$64.55	$1,078,846.08
B3P	$109.01	16714	$16.22	$125.23	$2,093,130.99
B4S	$36.42	16714	$32.43	$68.85	$1,150,761.41
B4P	$52.57	16714	$16.22	$68.79	$1,149,756.06
B5S	$28.87	16714	$32.43	$61.30	$1,024,604.14
B5P	$64.63	16714	$16.22	$80.85	$1,351,283.44
B6S	$51.97	16714	$32.43	$84.40	$1,410,635.69
B6P	$51.86	16714	$16.22	$68.08	$1,137,889.12
B7S	$37.29	16714	$32.43	$69.72	$1,165,354.40
B7P	$65.36	16714	$16.22	$81.58	$1,363,471.29
D1S	$66.24	9750	$32.43	$98.67	$962,036.89
D1P	$47.30	9750	$16.22	$63.52	$619,320.00
D2S	$63.63	9750	$32.43	$96.06	$936,560.14
D2P	$55.62	9750	$16.22	$71.84	$700,444.88
D3S	$64.87	9750	$32.43	$97.30	$948,711.56
D3P	$70.33	9750	$16.22	$86.55	$843,862.50
D4S	$62.55	9750	$32.43	$94.98	$926,080.84
D4P	$46.27	9750	$16.22	$62.49	$609,277.50
D5S	$74.27	9750	$32.43	$106.70	$1,040,307.94
D5P	$70.45	9750	$16.22	$86.67	$845,032.50
D6S	$57.53	9750	$32.43	$89.96	$877,104.64
D6P	$170.25	9750	$16.22	$186.47	$1,818,082.50
D7S	$43.37	9750	$32.43	$75.80	$739,088.51
D7P	$150.36	9750	$16.22	$166.58	$1,624,141.35
D8S	$54.95	9750	$32.43	$87.38	$851,917.46
D8P	$54.58	9750	$16.22	$70.80	$690,251.25
D9S	$68.19	9750	$32.43	$100.62	$981,002.59
D9P	$45.78	9750	$16.22	$62.00	$604,500.00
D10S	$68.49	9750	$32.43	$100.92	$983,965.61
D10P	$51.61	9750	$16.22	$67.83	$661,342.50
D11S	$78.42	9750	$32.43	$110.85	$1,080,823.09
D11P	$61.11	9750	$16.22	$77.33	$753,967.50
D12S	$64.74	9750	$32.43	$97.17	$947,384.59
D12P	$102.75	9750	$16.22	$118.97	$1,159,957.50
D13S	$74.06	9750	$32.43	$106.49	$1,038,279.94
D13P	$91.47	9750	$16.22	$107.69	$1,049,977.50
D14S	$52.82	9750	$32.43	$85.25	$831,230.89
D14P	$94.03	9750	$16.22	$110.25	$1,074,908.25
Total Breakfast		116998			$17,667,282.15
Total Lunch/Dinner		136500			$26,199,560.40
Period Total		253498			$43,866,842.55

WORNICK		Ft Lewis/Yakima ATC, WA
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	4457	$35.60	$89.58	$399,262.74
B1P	$50.20	4457	$17.80	$68.00	$303,076.00
B2S	$27.29	4457	$35.60	$62.89	$280,295.60
B2P	$54.92	4457	$17.80	$72.72	$324,101.45
B3S	$32.12	4457	$35.60	$67.72	$301,816.67
B3P	$109.01	4457	$17.80	$126.81	$565,201.98
B4S	$36.42	4457	$35.60	$72.02	$320,993.81
B4P	$52.57	4457	$17.80	$70.37	$313,639.09
B5S	$28.87	4457	$35.60	$64.47	$287,352.37
B5P	$64.63	4457	$17.80	$82.43	$367,378.92
B6S	$51.97	4457	$35.60	$87.57	$390,292.58
B6P	$51.86	4457	$17.80	$69.66	$310,474.62
B7S	$37.29	4457	$35.60	$72.89	$324,885.22
B7P	$65.36	4457	$17.80	$83.16	$370,628.97
D1S	$66.24	2507	$35.60	$101.84	$255,314.01
D1P	$47.30	2507	$17.80	$65.10	$163,205.70
D2S	$63.63	2507	$35.60	$99.23	$248,763.22
D2P	$55.62	2507	$17.80	$73.42	$184,065.19
D3S	$64.87	2507	$35.60	$100.47	$251,887.69
D3P	$70.33	2507	$17.80	$88.13	$220,941.91
D4S	$62.55	2507	$35.60	$98.15	$246,068.69
D4P	$46.27	2507	$17.80	$64.07	$160,623.49
D5S	$74.27	2507	$35.60	$109.87	$275,439.70
D5P	$70.45	2507	$17.80	$88.25	$221,242.75
D6S	$57.53	2507	$35.60	$93.13	$233,475.53
D6P	$170.25	2507	$17.80	$188.05	$471,441.35
D7S	$43.37	2507	$35.60	$78.97	$197,987.69
D7P	$150.36	2507	$17.80	$168.16	$421,573.61
D8S	$54.95	2507	$35.60	$90.55	$226,999.20
D8P	$54.58	2507	$17.80	$72.38	$181,444.13
D9S	$68.19	2507	$35.60	$103.79	$260,190.62
D9P	$45.78	2507	$17.80	$63.58	$159,395.06
D10S	$68.49	2507	$35.60	$104.09	$260,952.50
D10P	$51.61	2507	$17.80	$69.41	$174,010.87
D11S	$78.42	2507	$35.60	$114.02	$285,857.29
D11P	$61.11	2507	$17.80	$78.91	$197,827.37
D12S	$64.74	2507	$35.60	$100.34	$251,546.49
D12P	$102.75	2507	$17.80	$120.55	$302,218.85
D13S	$74.06	2507	$35.60	$109.66	$274,918.25
D13P	$91.47	2507	$17.80	$109.27	$273,939.89
D14S	$52.82	2507	$35.60	$88.42	$221,680.10
D14P	$94.03	2507	$17.80	$111.83	$280,350.29
Total Breakfast		31199			$4,859,400.02
Total Lunch/Dinner		35098			$6,903,361.44
Period Total		66297			$11,762,761.46

WORNICK		Fort Richardson, AK
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	111	$81.10	$135.08	$14,994.00
B1P	$50.20	111	$40.55	$90.75	$10,073.25
B2S	$27.29	111	$81.10	$108.39	$12,031.16
B2P	$54.92	111	$40.55	$95.47	$10,596.88
B3S	$32.12	111	$81.10	$113.22	$12,567.14
B3P	$109.01	111	$40.55	$149.56	$16,601.40
B4S	$36.42	111	$81.10	$117.52	$13,044.74
B4P	$52.57	111	$40.55	$93.12	$10,336.32
B5S	$28.87	111	$81.10	$109.97	$12,206.91
B5P	$64.63	111	$40.55	$105.18	$11,674.69
B6S	$51.97	111	$81.10	$133.07	$14,770.60
B6P	$51.86	111	$40.55	$92.41	$10,257.51
B7S	$37.29	111	$81.10	$118.39	$13,141.65
B7P	$65.36	111	$40.55	$105.91	$11,755.63
D1S	$66.24	56	$81.10	$147.34	$8,251.07
D1P	$47.30	56	$40.55	$87.85	$4,919.60
D2S	$63.63	56	$81.10	$144.73	$8,104.74
D2P	$55.62	56	$40.55	$96.17	$5,385.55
D3S	$64.87	56	$81.10	$145.97	$8,174.53
D3P	$70.33	56	$40.55	$110.88	$6,209.28
D4S	$62.55	56	$81.10	$143.65	$8,044.55
D4P	$46.27	56	$40.55	$86.82	$4,861.92
D5S	$74.27	56	$81.10	$155.37	$8,700.62
D5P	$70.45	56	$40.55	$111.00	$6,216.00
D6S	$57.53	56	$81.10	$138.63	$7,763.25
D6P	$170.25	56	$40.55	$210.80	$11,804.80
D7S	$43.37	56	$81.10	$124.47	$6,970.54
D7P	$150.36	56	$40.55	$190.91	$10,690.88
D8S	$54.95	56	$81.10	$136.05	$7,618.58
D8P	$54.58	56	$40.55	$95.13	$5,327.00
D9S	$68.19	56	$81.10	$149.29	$8,360.00
D9P	$45.78	56	$40.55	$86.33	$4,834.48
D10S	$68.49	56	$81.10	$149.59	$8,377.01
D10P	$51.61	56	$40.55	$92.16	$5,160.96
D11S	$78.42	56	$81.10	$159.52	$8,933.32
D11P	$61.11	56	$40.55	$101.66	$5,692.96
D12S	$64.74	56	$81.10	$145.84	$8,166.91
D12P	$102.75	0	$40.55	$143.30	$8,024.80
D13S	$74.06	56	$81.10	$155.16	$8,688.97
D13P	$91.47	56	$40.55	$132.02	$7,393.12
D14S	$52.82	0	$81.10	$133.92	$7,499.77
D14P	$94.03	56	$40.55	$134.58	$7,536.31
Total Breakfast		777			$174,051.88
Total Lunch/Dinner		784			$207,711.53
Period Total		1561			$381,763.41

WORNICK		Fort Wainwright, AK
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	279	$81.10	$135.08	$37,687.61
B1P	$50.20	279	$40.55	$90.75	$25,319.25
B2S	$27.29	279	$81.10	$108.39	$30,240.49
B2P	$54.92	279	$40.55	$95.47	$26,635.40
B3S	$32.12	279	$81.10	$113.22	$31,587.67
B3P	$109.01	279	$40.55	$149.56	$41,727.85
B4S	$36.42	279	$81.10	$117.52	$32,788.12
B4P	$52.57	279	$40.55	$93.12	$25,980.48
B5S	$28.87	279	$81.10	$109.97	$30,682.23
B5P	$64.63	279	$40.55	$105.18	$29,344.49
B6S	$51.97	279	$81.10	$133.07	$37,126.10
B6P	$51.86	279	$40.55	$92.41	$25,782.39
B7S	$37.29	279	$81.10	$118.39	$33,031.72
B7P	$65.36	279	$40.55	$105.91	$29,547.94
D1S	$66.24	279	$81.10	$147.34	$41,107.99
D1P	$47.30	279	$40.55	$87.85	$24,510.15
D2S	$63.63	279	$81.10	$144.73	$40,378.96
D2P	$55.62	279	$40.55	$96.17	$26,831.57
D3S	$64.87	279	$81.10	$145.97	$40,726.68
D3P	$70.33	279	$40.55	$110.88	$30,935.52
D4S	$62.55	279	$81.10	$143.65	$40,079.09
D4P	$46.27	279	$40.55	$86.82	$24,222.78
D5S	$74.27	279	$81.10	$155.37	$43,347.74
D5P	$70.45	279	$40.55	$111.00	$30,969.00
D6S	$57.53	279	$81.10	$138.63	$38,677.62
D6P	$170.25	279	$40.55	$210.80	$58,813.20
D7S	$43.37	279	$81.10	$124.47	$34,728.23
D7P	$150.36	279	$40.55	$190.91	$53,263.50
D8S	$54.95	279	$81.10	$136.05	$37,956.88
D8P	$54.58	279	$40.55	$95.13	$26,539.88
D9S	$68.19	279	$81.10	$149.29	$41,650.70
D9P	$45.78	279	$40.55	$86.33	$24,086.07
D10S	$68.49	279	$81.10	$149.59	$41,735.48
D10P	$51.61	279	$40.55	$92.16	$25,712.64
D11S	$78.42	279	$81.10	$159.52	$44,507.10
D11P	$61.11	279	$40.55	$101.66	$28,363.14
D12S	$64.74	279	$81.10	$145.84	$40,688.70
D12P	$102.75	279	$40.55	$143.30	$39,980.70
D13S	$74.06	279	$81.10	$155.16	$43,289.71
D13P	$91.47	279	$40.55	$132.02	$36,833.58
D14S	$52.82	279	$81.10	$133.92	$37,364.92
D14P	$94.03	279	$40.55	$134.58	$37,546.98
Total Breakfast		1953			$437,481.75
Total Lunch/Dinner		3906			$1,034,848.50
Period Total		5859			$1,472,330.25

WORNICK		Gowen Field, Boise, ID
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	223	$35.99	$89.97	$20,063.54
B1P	$50.20	223	$18.00	$68.20	$15,208.60
B2S	$27.29	223	$35.99	$63.28	$14,111.18
B2P	$54.92	223	$18.00	$72.92	$16,260.58
B3S	$32.12	223	$35.99	$68.11	$15,187.96
B3P	$109.01	223	$18.00	$127.01	$28,323.72
B4S	$36.42	223	$35.99	$72.41	$16,147.46
B4P	$52.57	223	$18.00	$70.57	$15,737.11
B5S	$28.87	223	$35.99	$64.86	$14,464.26
B5P	$64.63	223	$18.00	$82.63	$18,425.91
B6S	$51.97	223	$35.99	$87.96	$19,614.73
B6P	$51.86	223	$18.00	$69.86	$15,578.78
B7S	$37.29	223	$35.99	$73.28	$16,342.16
B7P	$65.36	223	$18.00	$83.36	$18,588.52
D1S	$66.24	111	$35.99	$102.23	$11,347.58
D1P	$47.30	111	$18.00	$65.30	$7,248.30
D2S	$63.63	111	$35.99	$99.62	$11,057.54
D2P	$55.62	111	$18.00	$73.62	$8,171.88
D3S	$64.87	111	$35.99	$100.86	$11,195.88
D3P	$70.33	111	$18.00	$88.33	$9,804.63
D4S	$62.55	111	$35.99	$98.54	$10,938.23
D4P	$46.27	111	$18.00	$64.27	$7,133.97
D5S	$74.27	111	$35.99	$110.26	$12,238.67
D5P	$70.45	111	$18.00	$88.45	$9,817.95
D6S	$57.53	111	$35.99	$93.52	$10,380.66
D6P	$170.25	111	$18.00	$188.25	$20,895.75
D7S	$43.37	111	$35.99	$79.36	$8,809.40
D7P	$150.36	111	$18.00	$168.36	$18,687.80
D8S	$54.95	111	$35.99	$90.94	$10,093.91
D8P	$54.58	111	$18.00	$72.58	$8,055.83
D9S	$68.19	111	$35.99	$104.18	$11,563.50
D9P	$45.78	111	$18.00	$63.78	$7,079.58
D10S	$68.49	111	$35.99	$104.48	$11,597.23
D10P	$51.61	111	$18.00	$69.61	$7,726.71
D11S	$78.42	111	$35.99	$114.41	$12,699.92
D11P	$61.11	111	$18.00	$79.11	$8,781.21
D12S	$64.74	111	$35.99	$100.73	$11,180.77
D12P	$102.75	111	$18.00	$120.75	$13,403.25
D13S	$74.06	111	$35.99	$110.05	$12,215.58
D13P	$91.47	111	$18.00	$109.47	$12,151.17
D14S	$52.82	111	$35.99	$88.81	$9,858.40
D14P	$94.03	111	$18.00	$112.03	$12,435.00
Total Breakfast		1561			$244,054.53
Total Lunch/Dinner		1554			$306,570.28
Period Total		3115			$550,624.81

WORNICK		Schofield Bks, HI
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	4457	$53.39	$107.37	$478,552.77
B1P	$50.20	4457	$26.70	$76.90	$342,743.30
B2S	$27.29	4457	$53.39	$80.68	$359,585.63
B2P	$54.92	4457	$26.70	$81.62	$363,768.75
B3S	$32.12	4457	$53.39	$85.51	$381,106.70
B3P	$109.01	4457	$26.70	$135.71	$604,869.28
B4S	$36.42	4457	$53.39	$89.81	$400,283.84
B4P	$52.57	4457	$26.70	$79.27	$353,306.39
B5S	$28.87	4457	$53.39	$82.26	$366,642.40
B5P	$64.63	4457	$26.70	$91.33	$407,046.22
B6S	$51.97	4457	$53.39	$105.36	$469,582.61
B6P	$51.86	4457	$26.70	$78.56	$350,141.92
B7S	$37.29	4457	$53.39	$90.68	$404,175.25
B7P	$65.36	4457	$26.70	$92.06	$410,296.27
D1S	$66.24	2229	$53.39	$119.63	$266,656.27
D1P	$47.30	2229	$26.70	$74.00	$164,946.00
D2S	$63.63	2229	$53.39	$117.02	$260,831.90
D2P	$55.62	2229	$26.70	$82.32	$183,492.39
D3S	$64.87	2229	$53.39	$118.26	$263,609.90
D3P	$70.33	2229	$26.70	$97.03	$216,279.87
D4S	$62.55	2229	$53.39	$115.94	$258,436.17
D4P	$46.27	2229	$26.70	$72.97	$162,650.13
D5S	$74.27	2229	$53.39	$127.66	$284,550.24
D5P	$70.45	2229	$26.70	$97.15	$216,547.35
D6S	$57.53	2229	$53.39	$110.92	$247,239.45
D6P	$170.25	2229	$26.70	$196.95	$439,001.55
D7S	$43.37	2229	$53.39	$96.76	$215,686.84
D7P	$150.36	2229	$26.70	$177.06	$394,663.62
D8S	$54.95	2229	$53.39	$108.34	$241,481.28
D8P	$54.58	2229	$26.70	$81.28	$181,161.98
D9S	$68.19	2229	$53.39	$121.58	$270,992.12
D9P	$45.78	2229	$26.70	$72.48	$161,557.92
D10S	$68.49	2229	$53.39	$121.88	$271,669.52
D10P	$51.61	2229	$26.70	$78.31	$174,552.99
D11S	$78.42	2229	$53.39	$131.81	$293,812.63
D11P	$61.11	2229	$26.70	$87.81	$195,728.49
D12S	$64.74	2229	$53.39	$118.13	$263,306.53
D12P	$102.75	2229	$26.70	$129.45	$288,544.05
D13S	$74.06	2229	$53.39	$127.45	$284,086.61
D13P	$91.47	2229	$26.70	$118.17	$263,400.93
D14S	$52.82	2229	$53.39	$106.21	$236,752.01
D14P	$94.03	2229	$26.70	$120.73	$269,100.48
Total Breakfast		31199			$5,692,101.33
Total Lunch/Dinner		31206			$6,970,739.22
Period Total		62405			$12,662,840.55

Wornick		Texas, ARNG
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	334	$36.17	$90.15	$30,110.45
B1P	$50.20	334	$18.08	$68.28	$22,805.52
B2S	$27.29	334	$36.17	$63.46	$21,195.26
B2P	$54.92	334	$18.08	$73.00	$24,381.13
B3S	$32.12	334	$36.17	$68.29	$22,808.01
B3P	$109.01	334	$18.08	$127.09	$42,448.79
B4S	$36.42	334	$36.17	$72.59	$24,245.11
B4P	$52.57	334	$18.08	$70.65	$23,597.10
B5S	$28.87	334	$36.17	$65.04	$21,724.08
B5P	$64.63	334	$18.08	$82.71	$27,624.27
B6S	$51.97	334	$36.17	$88.14	$29,438.24
B6P	$51.86	334	$18.08	$69.94	$23,359.96
B7S	$37.29	334	$36.17	$73.46	$24,536.73
B7P	$65.36	334	$18.08	$83.44	$27,867.82
D1S	$66.24	167	$36.17	$102.41	$17,102.55
D1P	$47.30	167	$18.08	$65.38	$10,918.46
D2S	$63.63	167	$36.17	$99.80	$16,666.17
D2P	$55.62	167	$18.08	$73.70	$12,307.98
D3S	$64.87	167	$36.17	$101.04	$16,874.31
D3P	$70.33	167	$18.08	$88.41	$14,764.47
D4S	$62.55	167	$36.17	$98.72	$16,486.68
D4P	$46.27	167	$18.08	$64.35	$10,746.45
D5S	$74.27	167	$36.17	$110.44	$18,443.19
D5P	$70.45	167	$18.08	$88.53	$14,784.51
D6S	$57.53	167	$36.17	$93.70	$15,647.81
D6P	$170.25	167	$18.08	$188.33	$31,451.11
D7S	$43.37	167	$36.17	$79.54	$13,283.84
D7P	$150.36	167	$18.08	$168.44	$28,129.25
D8S	$54.95	167	$36.17	$91.12	$15,216.40
D8P	$54.58	167	$18.08	$72.66	$12,133.39
D9S	$68.19	167	$36.17	$104.36	$17,427.39
D9P	$45.78	167	$18.08	$63.86	$10,664.62
D10S	$68.49	167	$36.17	$104.66	$17,478.14
D10P	$51.61	167	$18.08	$69.69	$11,638.23
D11S	$78.42	167	$36.17	$114.59	$19,137.14
D11P	$61.11	167	$18.08	$79.19	$13,224.73
D12S	$64.74	167	$36.17	$100.91	$16,851.58
D12P	$102.75	167	$18.08	$120.83	$20,178.61
D13S	$74.06	167	$36.17	$110.23	$18,408.45
D13P	$91.47	167	$18.08	$109.55	$18,294.85
D14S	$52.82	167	$36.17	$88.99	$14,862.07
D14P	$94.03	167	$18.08	$112.11	$18,721.87
Total Breakfast		2338			$366,142.47
Total Lunch/Dinner		2338			$461,844.24
Period Total		4676			$827,986.72

Wornick		Ft Bliss, TX
MENU	Component Price	Est qty	Distribution Price	Total Unit Price	Total Extended Price
B1S	$53.98	6686	$28.82	$82.80	$553,607.82
B1P	$50.20	6686	$14.41	$64.61	$431,982.46
B2S	$27.29	6686	$28.82	$56.11	$375,143.77
B2P	$54.92	6686	$14.41	$69.33	$463,523.00
B3S	$32.12	6686	$28.82	$60.94	$407,427.79
B3P	$109.01	6686	$14.41	$123.42	$825,200.83
B4S	$36.42	6686	$28.82	$65.24	$436,195.64
B4P	$52.57	6686	$14.41	$66.98	$447,828.28
B5S	$28.87	6686	$28.82	$57.69	$385,729.71
B5P	$64.63	6686	$14.41	$79.04	$528,444.06
B6S	$51.97	6686	$28.82	$80.79	$540,151.58
B6P	$51.86	6686	$14.41	$66.27	$443,081.22
B7S	$37.29	6686	$28.82	$66.11	$442,033.19
B7P	$65.36	6686	$14.41	$79.77	$533,319.49
D1S	$66.24	3343	$28.82	$95.06	$317,787.08
D1P	$47.30	3343	$14.41	$61.71	$206,296.53
D2S	$63.63	3343	$28.82	$92.45	$309,051.83
D2P	$55.62	3343	$14.41	$70.03	$234,111.96
D3S	$64.87	3343	$28.82	$93.69	$313,218.21
D3P	$70.33	3343	$14.41	$84.74	$283,285.82
D4S	$62.55	3343	$28.82	$91.37	$305,458.77
D4P	$46.27	3343	$14.41	$60.68	$202,853.24
D5S	$74.27	3343	$28.82	$103.09	$344,624.02
D5P	$70.45	3343	$14.41	$84.86	$283,686.98
D6S	$57.53	3343	$28.82	$86.35	$288,666.21
D6P	$170.25	3343	$14.41	$184.66	$617,318.38
D7S	$43.37	3343	$28.82	$72.19	$241,344.37
D7P	$150.36	3343	$14.41	$164.77	$550,821.43
D8S	$54.95	3343	$28.82	$83.77	$280,030.24
D8P	$54.58	3343	$14.41	$68.99	$230,616.86
D9S	$68.19	3343	$28.82	$97.01	$324,289.89
D9P	$45.78	3343	$14.41	$60.19	$201,215.17
D10S	$68.49	3343	$28.82	$97.31	$325,305.83
D10P	$51.61	3343	$14.41	$66.02	$220,704.86
D11S	$78.42	3343	$28.82	$107.24	$358,515.52
D11P	$61.11	3343	$14.41	$75.52	$252,463.36
D12S	$64.74	3343	$28.82	$93.56	$312,763.22
D12P	$102.75	3343	$14.41	$117.16	$391,665.88
D13S	$74.06	3343	$28.82	$102.88	$343,928.68
D13P	$91.47	3343	$14.41	$105.88	$353,956.84
D14S	$52.82	3343	$28.82	$81.64	$272,937.40
D14P	$94.03	3343	$14.41	$108.44	$362,504.89
Total Breakfast		46802			$6,813,668.84
Total Lunch/Dinner		46802			$8,729,423.46
Period Total		93604			$15,543,092.29

Total Estimated Qty/Dollar Amount	205,618	Rations/$36,686,166.00
Total Minimum Qty/Dollar Amount	20,562	Rations/$ 3,668,616.00
Total Maximum Qty/Dollar Amount	616,854	Rations/$110,058,498.00

	OCONUS
Wornick	Distribution Price
Menu	Base Period	Option 1	Option 2	Option 3
B1S	$28.83	$29.41	$30.00	$30.53
B1P	$14.42	$14.70	$15.00	$15.27
B2S	$28.83	$29.41	$30.00	$30.53
B2P	$14.42	$14.70	$15.00	$15.27
B3S	$28.83	$29.41	$30.00	$30.53
B3P	$14.42	$14.70	$15.00	$15.27
B4S	$28.83	$29.41	$30.00	$30.53
B4P	$14.42	$14.70	$15.00	$15.27
B5S	$28.83	$29.41	$30.00	$30.53
B5P	$14.42	$14.70	$15.00	$15.27
B6S	$28.83	$29.41	$30.00	$30.53
B6P	$14.42	$14.70	$15.00	$15.27
B7S	$28.83	$29.41	$30.00	$30.53
B7P	$14.42	$14.70	$15.00	$15.27
D1S	$28.83	$29.41	$30.00	$30.53
D1P	$14.42	$14.70	$15.00	$15.27
D2S	$28.83	$29.41	$30.00	$30.53
D2P	$14.42	$14.70	$15.00	$15.27
D3S	$28.83	$29.41	$30.00	$30.53
D3P	$14.42	$14.70	$15.00	$15.27
D4S	$28.83	$29.41	$30.00	$30.53
D4P	$14.42	$14.70	$15.00	$15.27
D5S	$28.83	$29.41	$30.00	$30.53
D5P	$14.42	$14.70	$15.00	$15.27
D6S	$28.83	$29.41	$30.00	$30.53
D6P	$14.42	$14.70	$15.00	$15.27
D7S	$28.83	$29.41	$30.00	$30.53
D7P	$14.42	$14.70	$15.00	$15.27
D8S	$28.83	$29.41	$30.00	$30.53
D8P	$14.42	$14.70	$15.00	$15.27
D9S	$28.83	$29.41	$30.00	$30.53
D9P	$14.42	$14.70	$15.00	$15.27
D10S	$28.83	$29.41	$30.00	$30.53
D10P	$14.42	$14.70	$15.00	$15.27
D11S	$28.83	$29.41	$30.00	$30.53
D11P	$14.42	$14.70	$15.00	$15.27
D12S	$28.83	$29.41	$30.00	$30.53
D12P	$14.42	$14.70	$15.00	$15.27
D13S	$28.83	$29.41	$30.00	$30.53
D13P	$14.42	$14.70	$15.00	$15.27
D14S	$28.83	$29.41	$30.00	$30.53
D14P	$14.42	$14.70	$15.00	$15.27

	Camp Parks, CA
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	2743	$43.22	$44.41	$45.56
B1P	2743	$21.61	$22.20	$22.78
B2S	2743	$43.22	$44.41	$45.56
B2P	2743	$21.61	$22.20	$22.78
B3S	2743	$43.22	$44.41	$45.56
B3P	2743	$21.61	$22.20	$22.78
B4S	2743	$43.22	$44.41	$45.56
B4P	2743	$21.61	$22.20	$22.78
B5S	2743	$43.22	$44.41	$45.56
B5P	2743	$21.61	$22.20	$22.78
B6S	2743	$43.22	$44.41	$45.56
B6P	2743	$21.61	$22.20	$22.78
B7S	2743	$43.22	$44.41	$45.56
B7P	2743	$21.61	$22.20	$22.78
D1S	1371	$43.22	$44.41	$45.56
D1P	1371	$21.61	$22.20	$22.78
D2S	1371	$43.22	$44.41	$45.56
D2P	1371	$21.61	$22.20	$22.78
D3S	1371	$43.22	$44.41	$45.56
D3P	1371	$21.61	$22.20	$22.78
D4S	1371	$43.22	$44.41	$45.56
D4P	1371	$21.61	$22.20	$22.78
D5S	1371	$43.22	$44.41	$45.56
D5P	1371	$21.61	$22.20	$22.78
D6S	1371	$43.22	$44.41	$45.56
D6P	1371	$21.61	$22.20	$22.78
D7S	1371	$43.22	$44.41	$45.56
D7P	1371	$21.61	$22.20	$22.78
D8S	1371	$43.22	$44.41	$45.56
D8P	1371	$21.61	$22.20	$22.78
D9S	1371	$43.22	$44.41	$45.56
D9P	1371	$21.61	$22.20	$22.78
D10S	1371	$43.22	$44.41	$45.56
D10P	1371	$21.61	$22.20	$22.78
D11S	1371	$43.22	$44.41	$45.56
D11P	1371	$21.61	$22.20	$22.78
D12S	1371	$43.22	$44.41	$45.56
D12P	1371	$21.61	$22.20	$22.78
D13S	1371	$43.22	$44.41	$45.56
D13P	1371	$21.61	$22.20	$22.78
D14S	1371	$43.22	$44.41	$45.56
D14P	1371	$21.61	$22.20	$22.78

	Camp Williams, UT
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	1029	$34.31	$35.14	$35.92
B1P	1029	$17.16	$17.57	$17.96
B2S	1029	$34.31	$35.14	$35.92
B2P	1029	$17.16	$17.57	$17.96
B3S	1029	$34.31	$35.14	$35.92
B3T	1029	$17.16	$17.57	$17.96
B4S	1029	$34.31	$35.14	$35.92
B4P	1029	$17.16	$17.57	$17.96
B5S	1029	$34.31	$35.14	$35.92
B5P	1029	$17.16	$17.57	$17.96
B6S	1029	$34.31	$35.14	$35.92
B6P	1029	$17.16	$17.57	$17.96
B7S	1029	$34.31	$35.14	$35.92
B7P	1029	$17.16	$17.57	$17.96
D1S	514	$34.31	$35.14	$35.92
D1P	514	$17.16	$17.57	$17.96
D2S	514	$34.31	$35.14	$35.92
D2P	514	$17.16	$17.57	$17.96
D3S	514	$34.31	$35.14	$35.92
D3P	514	$17.16	$17.57	$17.96
D4S	514	$34.31	$35.14	$35.92
D4P	514	$17.16	$17.57	$17.96
D5S	514	$34.31	$35.14	$35.92
D5P	514	$17.16	$17.57	$17.96
D6S	514	$34.31	$35.14	$35.92
D6P	514	$17.16	$17.57	$17.96
D7S	514	$34.31	$35.14	$35.92
D7P	514	$17.16	$17.57	$17.96
D8S	514	$34.31	$35.14	$35.92
D8P	514	$17.16	$17.57	$17.96
D9S	514	$34.31	$35.14	$35.92
D9P	514	$17.16	$17.57	$17.96
D10S	514	$34.31	$35.14	$35.92
D10P	514	$17.16	$17.57	$17.96
D11S	514	$34.31	$35.14	$35.92
D11P	514	$17.16	$17.57	$17.96
D12S	514	$34.31	$35.14	$35.92
D12P	514	$17.16	$17.57	$17.96
D13S	514	$34.31	$35.14	$35.92
D13P	514	$17.16	$17.57	$17.96
D14S	514	$34.31	$35.14	$35.92
D14P	514	$17.16	$17.57	$17.96

	Ft Carson, CO
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	4629	$32.68	$33.44	$34.15
B1P	4629	$16.34	$16.72	$17.08
B2S	4629	$32.68	$33.44	$34.15
B2P	4629	$16.34	$16.72	$17.08
B3S	4629	$32.68	$33.44	$34.15
B3T	4629	$16.34	$16.72	$17.08
B4S	4629	$32.68	$33.44	$34.15
B4P	4629	$16.34	$16.72	$17.08
B5S	4629	$32.68	$33.44	$34.15
B5P	4629	$16.34	$16.72	$17,08
B6S	4629	$32.68	$33.44	$34.15
B6P	4629	$16.34	$16.72	$17.08
B7S	4629	$32.68	$33.44	$34.15
B7P	4629	$16.34	$16.72	$17.08
D1S	2314	$32.68	$33.44	$34.15
D1P	2314	$16.34	$16.72	$17.08
D2S	2314	$32.68	$33.44	$34.15
D2P	2314	$16.34	$16.72	$17.08
D3S	2314	$32.68	$33.44	$34.15
D3P	2314	$16.34	$16.72	$17.08
D4S	2314	$32.68	$33.44	$34.15
D4P	2314	$16.34	$16.72	$17.08
D5S	2314	$32.68	$33.44	$34.15
D5P	2314	$16.34	$16.72	$17.08
D6S	2314	$32.68	$33.44	$34.15
D6P	2314	$16.34	$16.72	$17.08
D7S	2314	$32.68	$33.44	$34.15
D7P	2314	$16.34	$16.72	$17.08
D8S	2314	$32.68	$33.44	$34.15
D8P	2314	$16.34	$16.72	$17.08
D9S	2314	$32.68	$33.44	$34.15
D9P	2314	$16.34	$16.72	$17.08
D10S	2314	$32.68	$33.44	$34.15
D10P	2314	$16.34	$16.72	$17.08
D11S	2314	$32.68	$33.44	$34.15
D11P	2314	$16.34	$16.72	$17.08
D12S	2314	$32.68	$33.44	$34.15
D12P	2314	$16.34	$16.72	$17.08
D13S	2314	$32.68	$33.44	$34.15
D13P	2314	$16.34	$16.72	$17.08
D14S	2314	$32.68	$33.44	$34.15
D14P	2314	$16.34	$16.72	$17.08

	Ft Harrison, MT
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	103	$42.03	$43.17	$44.27
B1P	103	$21.01	$21.58	$22.13
B2S	103	$42.03	$43.17	$44.27
B2P	103	$21.01	$21.58	$22.13
B3S	103	$42.03	$43.17	$44.27
B3T	103	$21.01	$21.58	$22.13
B4S	103	$42.03	$43.17	$44.27
B4P	103	$21.01	$21.58	$22.13
B5S	103	$42.03	$43.17	$44.27
B5P	103	$21.01	$21.58	$22.13
B6S	103	$42.03	$43.17	$44.27
B6P	103	$21.01	$21.58	$22.13
B7S	103	$42.03	$43.17	$44.27
B7P	103	$21.01	$21.58	$22.13
D1S	51	$42.03	$43.17	$44.27
D1P	51	$21.01	$21.58	$22.13
D2S	51	$42.03	$43.17	$44.27
D2P	51	$21.01	$21.58	$22.13
D3S	51	$42.03	$43.17	$44.27
D3P	51	$21.01	$21.58	$22.13
D4S	51	$42.03	$43.17	$44.27
D4P	51	$21.01	$21.58	$22.13
D5S	51	$42.03	$43.17	$44.27
D5P	51	$21.01	$21.58	$22.13
D6S	51	$42.03	$43.17	$44.27
D6P	51	$21.01	$21.58	$22.13
D7S	51	$42.03	$43.17	$44.27
D7P	51	$21.01	$21.58	$22.13
D8S	51	$42.03	$43.17	$44.27
D8P	51	$21.01	$21.58	$22.13
D9S	51	$42.03	$43.17	$44.27
D9P	51	$21.01	$21.58	$22.13
D10S	51	$42.03	$43.17	$44.27
D10P	51	$21.01	$21.58	$22.13
D11S	51	$42.03	$43.17	$44.27
D11P	51	$21.01	$21.58	$22.13
D12S	51	$42.03	$43.17	$44.27
D12P	51	$21.01	$21.58	$22.13
D13S	51	$42.03	$43.17	$44.27
D13P	51	$21.01	$21.58	$22.13
D14S	51	$42.03	$43.17	$44.27
D14P	51	$21.01	$21.58	$22.13

	Ft Huachuca, AZ
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	103	$40.44	$41.52	$42.55
B1P	103	$20.22	$20.76	$21.28
B2S	103	$40.44	$41.52	$42.55
B2P	103	$20.22	$20.76	$21.28
B3S	103	$40.44	$41.52	$42.55
B3T	103	$20.22	$20.76	$21.28
B4S	103	$40.44	$41.52	$42.55
B4P	103	$20.22	$20.76	$21.28
B5S	103	$40.44	$41.52	$42.55
B5P	103	$20.22	$20.76	$21.28
B6S	103	$40.44	$41.52	$42.55
B6P	103	$20.22	$20.76	$21.28
B7S	103	$40.44	$41.52	$42.55
B7P	103	$20.22	$20.76	$21.28
D1S	51	$40.44	$41.52	$42.55
D1P	51	$20.22	$20.76	$21.28
D2S	51	$40.44	$41.52	$42.55
D2P	51	$20.22	$20.76	$21.28
D3S	51	$40.44	$41.52	$42.55
D3P	51	$20.22	$20.76	$21.28
D4S	51	$40.44	$41.52	$42.55
D4P	51	$20.22	$20.76	$21.28
D5S	51	$40.44	$41.52	$42.55
D5P	51	$20.22	$20.76	$21.28
D6S	51	$40.44	$41.52	$42.55
D6P	51	$20.22	$20.76	$21.28
D7S	51	$40.44	$41.52	$42.55
D7P	51	$20.22	$20.76	$21.28
D8S	51	$40.44	$41.52	$42.55
D8P	51	$20.22	$20.76	$21.28
D9S	51	$40.44	$41.52	$42.55
D9P	51	$20.22	$20.76	$21.28
D10S	51	$40.44	$41.52	$42.55
D10P	51	$20.22	$20.76	$21.28
D11S	51	$40.44	$41.52	$42.55
D11P	51	$20.22	$20.76	$21.28
D12S	51	$40.44	$41.52	$42.55
D12P	51	$20.22	$20.76	$21.28
D13S	51	$40.44	$41.52	$42.55
D13P	51	$20.22	$20.76	$21.28
D14S	51	$40.44	$41.52	$42.55
D14P	51	$20.22	$20.76	$21.28

	Ft Irwin, CA
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	15429	$33.20	$33.98	$34.72
B1P	15429	$16.60	$16.99	$17.36
B2S	15429	$33.20	$33.98	$34.72
B2P	15429	$16.60	$16.99	$17.36
B3S	15429	$33.20	$33.98	$34.72
B3T	15429	$16.60	$16.99	$17.36
B4S	15429	$33.20	$33.98	$34.72
B4P	15429	$16.60	$16.99	$17.36
B5S	15429	$33.20	$33.98	$34.72
B5P	15429	$16.60	$16.99	$17.36
B6S	15429	$33.20	$33.98	$34.72
B6P	15429	$16.60	$16.99	$17.36
B7S	15429	$33.20	$33.98	$34.72
B7P	15429	$16.60	$16.99	$17.36
D1S	9000	$33.20	$33.98	$34.72
D1P	9000	$16.60	$16.99	$17.36
D2S	9000	$33.20	$33.98	$34.72
D2P	9000	$16.60	$16.99	$17.36
D3S	9000	$33.20	$33.98	$34.72
D3P	9000	$16.60	$16.99	$17.36
D4S	9000	$33.20	$33.98	$34.72
D4P	9000	$16.60	$16.99	$17.36
D5S	9000	$33.20	$33.98	$34.72
D5P	9000	$16.60	$16.99	$17.36
D6S	9000	$33.20	$33.98	$34.72
D6P	9000	$16.60	$16.99	$17.36
D7S	9000	$33.20	$33.98	$34.72
D7P	9000	$16.60	$16.99	$17.36
D8S	9000	$33.20	$33.98	$34.72
D8P	9000	$16.60	$16.99	$17.36
D9S	9000	$33.20	$33.98	$34.72
D9P	9000	$16.60	$16.99	$17.36
D10S	9000	$33.20	$33.98	$34.72
D10P	9000	$16.60	$16.99	$17.36
D11S	9000	$33.20	$33.98	$34.72
D11P	9000	$16.60	$16.99	$17.36
D12S	9000	$33.20	$33.98	$34.72
D12P	9000	$16.60	$16.99	$17.36
D13S	9000	$33.20	$33.98	$34.72
D13P	9000	$16.60	$16.99	$17.36
D14S	9000	$33.20	$33.98	$34.72
D14P	9000	$16.60	$16.99	$17.36

	Ft Lewis/Yakima ATC, WA
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	4114	$36.49	$37.41	$38.28
B1P	4114	$18.24	$18.70	$19.14
B2S	4114	$36.49	$37.41	$38.28
B2P	4114	$18.24	$18.70	$19.14
B3S	4114	$36.49	$37.41	$38.28
B3T	4114	$18.24	$18.70	$19.14
B4S	4114	$36.49	$37.41	$38.28
B4P	4114	$18.24	$18.70	$19.14
B5S	4114	$36.49	$37.41	$38.28
B5P	4114	$18.24	$18.70	$19.14
B6S	4114	$36.49	$37.41	$38.28
B6P	4114	$18.24	$18.70	$19.14
B7S	4114	$36.49	$37.41	$38.28
B7P	4114	$18.24	$18.70	$19.14
D1S	2314	$36.49	$37.41	$38.28
D1P	2314	$18.24	$18.70	$19.14
D2S	2314	$36.49	$37.41	$38.28
D2P	2314	$18.24	$18.70	$19.14
D3S	2314	$36.49	$37.41	$38.28
D3P	2314	$18.24	$18.70	$19.14
D4S	2314	$36.49	$37.41	$38.28
D4P	2314	$18.24	$18.70	$19.14
D5S	2314	$36.49	$37.41	$38.28
D5P	2314	$18.24	$18.70	$19.14
D6S	2314	$36.49	$37.41	$38.28
D6P	2314	$18.24	$18.70	$19.14
D7S	2314	$36.49	$37.41	$38.28
D7P	2314	$18.24	$18.70	$19.14
D8S	2314	$36.49	$37.41	$38.28
D8P	2314	$18.24	$18.70	$19.14
D9S	2314	$36.49	$37.41	$38.28
D9P	2314	$18.24	$18.70	$19.14
D10S	2314	$36.49	$37.41	$38.28
D10P	2314	$18.24	$18.70	$19.14
D11S	2314	$36.49	$37.41	$38.28
D11P	2314	$18.24	$18.70	$19.14
D12S	2314	$36.49	$37.41	$38.28
D12P	2314	$18.24	$18.70	$19.14
D13S	2314	$36.49	$37.41	$38.28
D13P	2314	$18.24	$18.70	$19.14
D14S	2314	$36.49	$37.41	$38.28
D14P	2314	$18.24	$18.70	$19.14

	Ft Richardson, AK
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	103	$83.81	$86.62	$89.46
B1P	103	$41.90	$43.31	$44.73
B2S	103	$83.81	$86.62	$89.46
B2P	103	$41.90	$43.31	$44.73
B3S	103	$83.81	$86.62	$89.46
B3T	103	$41.90	$43.31	$44.73
B4S	103	$83.81	$86.62	$89.46
B4P	103	$41.90	$43.31	$44.73
B5S	103	$83.81	$86.62	$89.46
B5P	103	$41.90	$43.31	$44.73
B6S	103	$83.81	$86.62	$89.46
B6P	103	$41.90	$43.31	$44.73
B7S	103	$83.81	$86.62	$89.46
B7P	103	$41.90	$43.31	$44.73
D1S	51	$83.81	$86.62	$89.46
D1P	51	$41.90	$43.31	$44.73
D2S	51	$83.81	$86.62	$89.46
D2P	51	$41.90	$43.31	$44.73
D3S	51	$83.81	$86.62	$89.46
D3P	51	$41.90	$43.31	$44.73
D4S	51	$83.81	$86.62	$89.46
D4P	51	$41.90	$43.31	$44.73
D5S	51	$83.81	$86.62	$89.46
D5P	51	$41.90	$43.31	$44.73
D6S	51	$83.81	$86.62	$89.46
D6P	51	$41.90	$43.31	$44.73
D7S	51	$83.81	$86.62	$89.46
D7P	51	$41.90	$43.31	$44.73
D8S	51	$83.81	$86.62	$89.46
D8P	51	$41.90	$43.31	$44.73
D9S	51	$83.81	$86.62	$89.46
D9P	51	$41.90	$43.31	$44.73
D10S	51	$83.81	$86.62	$89.46
D10P	51	$41.90	$43.31	$44.73
D11S	51	$83.81	$86.62	$89.46
D11P	51	$41.90	$43.31	$44.73
D12S	51	$83.81	$86.62	$89.46
D12P	51	$41.90	$43.31	$44.73
D13S	51	$83.81	$86.62	$89.46
D13P	51	$41.90	$43.31	$44.73
D14S	51	$83.81	$86.62	$89.46
D14P	51	$41.90	$43.31	$44.73

	Ft Wainwright, AK
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	257	$83.81	$86.62	$89.46
B1P	257	$41.90	$43.31	$44.73
B2S	257	$83.81	$86.62	$89.46
B2P	257	$41.90	$43.31	$44.73
B3S	257	$83.81	$86.62	$89.46
B3T	257	$41.90	$43.31	$44.73
B4S	257	$83.81	$86.62	$89.46
B4P	257	$41.90	$43.31	$44.73
B5S	257	$83.81	$86.62	$89.46
B5P	257	$41.90	$43.31	$44.73
B6S	257	$83.81	$86.62	$89.46
B6P	257	$41.90	$43.31	$44.73
B7S	257	$83.81	$86.62	$89.46
B7P	257	$41.90	$43.31	$44.73
D1S	257	$83.81	$86.62	$89.46
D1P	257	$41.90	$43.31	$44.73
D2S	257	$83.81	$86.62	$89.46
D2P	257	$41.90	$43.31	$44.73
D3S	257	$83.81	$86.62	$89.46
D3P	257	$41.90	$43.31	$44.73
D4S	257	$83.81	$86.62	$89.46
D4P	257	$41.90	$43.31	$44.73
D5S	257	$83.81	$86.62	$89.46
D5P	257	$41.90	$43.31	$44.73
D6S	257	$83.81	$86.62	$89.46
D6P	257	$41.90	$43.31	$44.73
D7S	257	$83.81	$86.62	$89.46
D7P	257	$41.90	$43.31	$44.73
D8S	257	$83.81	$86.62	$89.46
D8P	257	$41.90	$43.31	$44.73
D9S	257	$83.81	$86.62	$89.46
D9P	257	$41.90	$43.31	$44.73
D10S	257	$83.81	$86.62	$89.46
D10P	257	$41.90	$43.31	$44.73
D11S	257	$83.81	$86.62	$89.46
D11P	257	$41.90	$43.31	$44.73
D12S	257	$83.81	$86.62	$89.46
D12P	257	$41.90	$43.31	$44.73
D13S	257	$83.81	$86.62	$89.46
D13P	257	$41.90	$43.31	$44.73
D14S	257	$83.81	$86.62	$89.46
D14P	257	$41.90	$43.31	$44.73

	Gowen Field, Boise, ID
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	206	$36.90	$37.83	$38.72
B1P	206	$18.45	$18.92	$19.36
B2S	206	$36.90	$37.83	$38.72
B2P	206	$18.45	$18.92	$19.36
B3S	206	$36.90	$37.83	$38.72
B3T	206	$18.45	$18.92	$19.36
B4S	206	$36.90	$37.83	$38.72
B4P	206	$18.45	$18.92	$19.36
B5S	206	$36.90	$37.83	$38.72
B5P	206	$18.45	$18.92	$19.36
B6S	206	$36.90	$37.83	$38.72
B6P	206	$18.45	$18.92	$19.36
B7S	206	$36.90	$37.83	$38.72
B7P	206	$18.45	$18.92	$19.36
D1S	103	$36.90	$37.83	$38.72
D1P	103	$18.45	$18.92	$19.36
D2S	103	$36.90	$37.83	$38.72
D2P	103	$18.45	$18.92	$19.36
D3S	103	$36.90	$37.83	$38.72
D3P	103	$18.45	$18.92	$19.36
D4S	103	$36.90	$37.83	$38.72
D4P	103	$18.45	$18.92	$19.36
D5S	103	$36.90	$37.83	$38.72
D5P	103	$18.45	$18.92	$19.36
D6S	103	$36.90	$37.83	$38.72
D6P	103	$18.45	$18.92	$19.36
D7S	103	$36.90	$37.83	$38.72
D7P	103	$18.45	$18.92	$19.36
D8S	103	$36.90	$37.83	$38.72
D8P	103	$18.45	$18.92	$19.36
D9S	103	$36.90	$37.83	$38.72
D9P	103	$18.45	$18.92	$19.36
D10S	103	$36.90	$37.83	$38.72
D10P	103	$18.45	$18.92	$19.36
D11S	103	$36.90	$37.83	$38.72
D11P	103	$18.45	$18.92	$19.36
D12S	103	$36.90	$37.83	$38.72
D12P	103	$18.45	$18.92	$19.36
D13S	103	$36.90	$37.83	$38.72
D13P	103	$18.45	$18.92	$19.36
D14S	103	$36.90	$37.83	$38.72
D14P	103	$18.45	$18.92	$19.36

	Schofield Bks, HI
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	4114	$54.99	$56.65	$58.29
B1P	4114	$27.50	$28.33	$29.15
B2S	4114	$54.99	$56.65	$58.29
B2P	4114	$27.50	$28.33	$29.15
B3S	4114	$54.99	$56.65	$58.29
B3T	4114	$27.50	$28.33	$29.15
B4S	4114	$54.99	$56.65	$58.29
B4P	4114	$27.50	$28.33	$29.15
B5S	4114	$54.99	$56.65	$58.29
B5P	4114	$27.50	$28.33	$29.15
B6S	4114	$54.99	$56.65	$58.29
B6P	4114	$27.50	$28.33	$29.15
B7S	4114	$54.99	$56.65	$58.29
B7P	4114	$27.50	$28.33	$29.15
D1S	2057	$54.99	$56.65	$58.29
D1P	2057	$27.50	$28.33	$29.15
D2S	2057	$54.99	$56.65	$58.29
D2P	2057	$27.50	$28.33	$29.15
D3S	2057	$54.99	$56.65	$58.29
D3P	2057	$27.50	$28.33	$29.15
D4S	2057	$54.99	$56.65	$58.29
D4P	2057	$27.50	$28.33	$29.15
D5S	2057	$54.99	$56.65	$58.29
D5P	2057	$27.50	$28.33	$29.15
D6S	2057	$54.99	$56.65	$58.29
D6P	2057	$27.50	$28.33	$29.15
D7S	2057	$54.99	$56.65	$58.29
D7P	2057	$27.50	$28.33	$29.15
D8S	2057	$54.99	$56.65	$58.29
D8P	2057	$27.50	$28.33	$29.15
D9S	2057	$54.99	$56.65	$58.29
D9P	2057	$27.50	$28.33	$29.15
D10S	2057	$54.99	$56.65	$58.29
D10P	2057	$27.50	$28.33	$29.15
D11S	2057	$54.99	$56.65	$58.29
D11P	2057	$27.50	$28.33	$29.15
D12S	2057	$54.99	$56.65	$58.29
D12P	2057	$27.50	$28.33	$29.15
D13S	2057	$54.99	$56.65	$58.29
D13P	2057	$27.50	$28.33	$29.15
D14S	2057	$54.99	$56.65	$58.29
D14P	2057	$27.50	$28.33	$29.15

	Texas ARNG
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	309	$37.06	$37.99	$38.87
B1P	309	$18.53	$18.99	$19.43
B2S	309	$37.06	$37.99	$38.87
B2P	309	$18.53	$18.99	$19.43
B3S	309	$37.06	$37.99	$38.87
B3T	309	$18.53	$18.99	$19.43
B4S	309	$37.06	$37.99	$38.87
B4P	309	$18.53	$18.99	$19.43
B5S	309	$37.06	$37.99	$38.87
B5P	309	$18.53	$18.99	$19.43
B6S	309	$37.06	$37.99	$38.87
B6P	309	$18.53	$18.99	$19.43
B7S	309	$37.06	$37.99	$38.87
B7P	309	$18.53	$18.99	$19.43
D1S	154	$37.06	$37.99	$38.87
D1P	154	$18.53	$18.99	$19.43
D2S	154	$37.06	$37.99	$38.87
D2P	154	$18.53	$18.99	$19.43
D3S	154	$37.06	$37.99	$38.87
D3P	154	$18.53	$18.99	$19.43
D4S	154	$37.06	$37.99	$38.87
D4P	154	$18.53	$18.99	$19.43
D5S	154	$37.06	$37.99	$38.87
D5P	154	$18.53	$18.99	$19.43
D6S	154	$37.06	$37.99	$38.87
D6P	154	$18.53	$18.99	$19.43
D7S	154	$37.06	$37.99	$38.87
D7P	154	$18.53	$18.99	$19.43
D8S	154	$37.06	$37.99	$38.87
D8P	154	$18.53	$18.99	$19.43
D9S	154	$37.06	$37.99	$38.87
D9P	154	$18.53	$18.99	$19.43
D10S	154	$37.06	$37.99	$38.87
D10P	154	$18.53	$18.99	$19.43
D11S	154	$37.06	$37.99	$38.87
D11P	154	$18.53	$18.99	$19.43
D12S	154	$37.06	$37.99	$38.87
D12P	154	$18.53	$18.99	$19.43
D13S	154	$37.06	$37.99	$38.87
D13P	154	$18.53	$18.99	$19.43
D14S	154	$37.06	$37.99	$38.87
D14P	154	$18.53	$18.99	$19.43

	Ft Bliss, TX
Wornick	Distribution Price
Menu	Est Qty	Option 1	Option 2	Option 3
B1S	6171	$29.47	$30.15	$30.77
B1P	6171	$14.74	$15.08	$15.38
B2S	6171	$29.47	$30.15	$30.77
B2P	6171	$14.74	$15.08	$15.38
B3S	6171	$29.47	$30.15	$30.77
B3T	6171	$14.74	$15.08	$15.38
B4S	6171	$29.47	$30.15	$30.77
B4P	6171	$14.74	$15.08	$15.38
B5S	6171	$29.47	$30.15	$30.77
B5P	6171	$14.74	$15.08	$15.38
B6S	6171	$29.47	$30.15	$30.77
B6P	6171	$14.74	$15.08	$15.38
B7S	6171	$29.47	$30.15	$30.77
B7P	6171	$14.74	$15.08	$15.38
D1S	3086	$29.47	$30.15	$30.77
D1P	3086	$14.74	$15.08	$15.38
D2S	3086	$29.47	$30.15	$30.77
D2P	3086	$14.74	$15.08	$15.38
D3S	3086	$29.47	$30.15	$30.77
D3P	3086	$14.74	$15.08	$15.38
D4S	3086	$29.47	$30.15	$30.77
D4P	3086	$14.74	$15.08	$15.38
D5S	3086	$29.47	$30.15	$30.77
D5P	3086	$14.74	$15.08	$15.38
D6S	3086	$29.47	$30.15	$30.77
D6P	3086	$14.74	$15.08	$15.38
D7S	3086	$29.47	$30.15	$30.77
D7P	3086	$14.74	$15.08	$15.38
D8S	3086	$29.47	$30.15	$30.77
D8P	3086	$14.74	$15.08	$15.38
D9S	3086	$29.47	$30.15	$30.77
D9P	3086	$14.74	$15.08	$15.38
D10S	3086	$29.47	$30.15	$30.77
D10P	3086	$14.74	$15.08	$15.38
D11S	3086	$29.47	$30.15	$30.77
D11P	3086	$14.74	$15.08	$15.38
D12S	3086	$29.47	$30.15	$30.77
D12P	3086	$14.74	$15.08	$15.38
D13S	3086	$29.47	$30.15	$30.77
D13P	3086	$14.74	$15.08	$15.38
D14S	3086	$29.47	$30.15	$30.77
D14P	3086	$14.74	$15.08	$15.38

B-2 GENERAL INFORMATION:

A.           Effective Period of the Contract: Base Year – 7/15/04 through 9/30/06; Option Year 1 – 10/01/06 through 9/30/08; Option Year 2 – 10/01/08 through 9/30/10; and Option Year 3 – 10/01/10 through 09/30/12.

B.             The Ordering Period of this Contract for the base year is DATE OF AWARD THRU 9/30/06.

C.             The Delivery Period of this Contract for the base year is DATE OF AWARD THRU 10/30/06.

D.            This contract includes 3, 2-year options. See DSCP clause 52.217-9P12 for details.

B-3 Place of Performance

The Wornick Company	5-Star	Beech Warehouse
200 N. 1st Street	5700-B International Parkway	310 E. Beech
McAllen, TX 78501	McAllen, TX 78503	McAllen, TX 78501

B-4 PRICE CHANGES

1.                           Definitions:

a)              Unit Price:  The contract prices per unit of issue in effect as of the date of award and as subsequently adjusted throughout the period of this contract. These unit prices are located in the Contract Schedule of Items and may be adjusted by operation of this clause. Each unit price shall consist of only the following two components: “total component price”, and “distribution price”, as those terms are hereinafter defined.

b)             Total Component Price:  The total of the actual invoice prices of all food and disposable component items of the each module paid by the Contractor to its supplier(s) as reflected in the contract unit prices in effect at the time of delivery order placement (often called the “delivered price” or “landed cost”), qualified as follows: (1) the total component price also includes any product discounts or rebates offered by the suppliers; (2) if the Contractor is a full-service food distributor (Prime Vendor), any actual transportation charges paid by the contractor for delivery of the product from the suppliers to the contractor’s facility may be included in the Total Component Price; (3) if the contractor is other than a Prime Vender, and it obtains its components from a Prime Vendor, any handling and transportation charges between the Prime Vendor and the Contractor’s facility shall be included in the Distribution Price.

C.             Distribution Price - The firm fixed price, offered as a dollar amount, which represents all the elements of the contract unit price other than the total component price. This distribution price typically consists of the prime contractor’s and subcontractor’s projected general and administrative overhead, all packaging and packing costs, all transportation costs through final delivery, any other projected expenses associated with the prime contractor’s and subcontractor’s function, and anticipated profit. The Distribution Price is intended to reflect the difference between the Total Component Price and the Unit Price to deliver the specific product to the ordering activity. The Distribution Price dollar amount shall remain fixed for the base term of the contract. These distribution prices are defined as follows:

2.                           Contractor Deliveries and Billing: Contractor deliveries and billing for ration modules shall be at the unit prices in effect at time of delivery order placement in lieu of component receipt or delivery date and shall not include any allowance for possible future increases in the total component price.

3.                           For the purpose of unit price adjustment, the offeror shall indicate its single Distribution Price for each module/LSN, the distribution prices, as proposed in the offer and accepted by the Government, shall remain fixed throughout the term of the contract.

4.                           The total component price for each item is influenced by commercial market forces, such as supply and demand, and competition among suppliers, and may, therefore, fluctuate. Accordingly, each unit price shall be increased or decreased at the request of the contractor (if such adjustment is appropriate) on a weekly basis. Price changes are effective every Monday (hereinafter referred to as the authorized adjustment day). In order for an adjustment to be applicable on the upcoming authorized adjustment day, requests must be received at DSCP, no later than the preceding Friday. If the Friday is a local or national holiday, requests must be received the Thursday preceding the authorized adjustment day. Requests received after this time will be effective the following authorized adjustment day. The initial authorized adjustment day will be Monday, August 02, 2004; therefore, price changes must be received by Friday, July 30, 2004, 1:00 PM, EST. Modifications will be issued for changes in distribution prices only. Modifications will not be issued for the bi-weekly price adjustments.

a.               If the STORES electronic ordering/catalog system is used, the Contractor shall electronically transmit its price changes, using the 832 catalog transaction set, no later than the preceding Friday to the authorized adjustment day.

The Request shall include details of each menu price change, to include each individual component price change. It is requested that manual Price Change Requests be submitted using a Microsoft Excel spreadsheet and include the information as shown at illustration 1 below. The item price changes shall be highlighted or noted.

5.                           Upon request, the Contractor shall furnish to the Government data, as required by the Contracting Officer, to support price changes and to confirm that the contract unit prices under this contract are fair and reasonable and are based on the catalog or market prices which it pays to its suppliers. This supporting documentation shall be in the form of delivered price invoices and unit prices charged to the contractor’s business as well as suppliers’ quotations, invoices, catalogs, published price lists and any other information as required by the Contracting Officer.

6.                           The Government shall perform price verification analyses from time to time throughout the term of the contract. When requested, the contractor shall provide to the Contracting Officer delivered component price invoices and/or other documentation relating to specific delivery orders within 5 days after request. (The contractor shall keep all delivered component price invoices for a period of at least one year after issuance of the applicable delivery order.) As a minimum, the Contracting Officer shall review the invoice in conjunction with the distribution price to verify the accuracy of the delivery order unit price (i.e., the unit price in effect at the time of delivery order placement). The total component price plus distribution price should equal the delivery order unit price. The Contractor shall promptly refund any overcharges discovered during this process. The Government reserves all rights and remedies provided by law or under the contract in addition to recovering any overcharges. Overcharges shall be reason for Termination for Cause. The Government may elect to expand the scope of the price verification analysis if overcharges are discovered, and/or elect to Terminate for Cause. The Government may also elect to reduce the scope of the price verification if no overcharges are discovered.

7.                           The contractor shall obtain product from suppliers who can provide the best value to the Government in terms of price, delivery and quality. Whenever appropriate, the Contractor shall take advantage of suppliers offering “reduced price specials” or “sales” for items under this contract as well as discounts offered under DSCP National Allowance Program Agreements (NAPA’s) (see below), and the contractor shall provide the best prices it receives on its commercial business.

8.                           The requirements of this clause shall also apply to any new end items or component items added to the Contract Schedule of Items or Ration menus after contract award.

9.                           REBATES/DISCOUNTS

a.               Rebates and discounts are to be returned to DSCP when they are directly attributable to sales resulting from orders exclusively submitted by DSCP or its customers. Additionally, any rebates and discounts offered to any commercial customer or other governmental organization shall be returned to DSCP and its customers in the form of an up-

front price reduction or subsequent unit cost reductions. DSCP and its customers prefer up-front price reductions. Additional rebates over and above those cited above may be offered to DSP to enhance one’s proposal, but will not be mandated for return to DSCP or its customers.

b.              The contractor shall be as aggressive as possible in pursuing all rebates and discounts for the customers supported under this contract. Notwithstanding the requirements included herein, the offeror warrants, at a minimum, that DSPC and its customers will receive rebates and discounts equal to or better than the offeror’s or its suppliers most favored commercial or other Government customer. The offeror will provide a description of those rebates and discounts meeting the requirements herein as part of its Pricing Plan in accordance with the provisions outlined in the Technical Proposal submission.

c.               The final procedures relative to managing and returning lump sum rebates will be based on the final proposal and confirmed after award. The Government, however, reserves the right to audit applicable records to ensure proper administration of the rebate program and the monies due to the Government have been properly returned in accordance with the offer.

10.                     NATIONAL ALLOWANCES PROGRAM AGREEMENT (NAPA)

a.               Definitions:

1)     Agreement Holder – the supplier or manufacturer that has agreed to offer discount to DSCP on product ordered under prime vendor contracts.

2)     National Allowance Program – the program implemented by DSCP to maximize the leverage of DSCP’s buying power and reduce the overall delivered price under prime vendor contracts.

3)     National Allowance Program Agreements (NAPAs) – agreements between DSCP and suppliers/manufactures which identify product category allowances. These allowances or discounts apply only to the delivered/invoice price of the product. The NAPA does not affect the Contractor’s or Prime Vendor’s distribution price or other fees in any other way. A NAPA is not a contract.

b.              DSCP has implemented a NAPA Program as part of the Subsistence Prime Vendor Program and now the UGR-A Program. Under the NAPA program, DSCP will enter into agreements with suppliers/manufacturers.

c.               Under NAPA’s, agreement holders:

1)     Authorize and consent to allow the contractor to distribute its products to contractors ordering activities under the UGR-A Program; and

2)     Offer discounts on the delivered price of products ordered under UGR-A contracts, in the form of deviated allowances, whereby the price to the customer includes the discount. The deviated price is the price that will be submitted as the component(s) price.

d.              NAPA’s neither obligates contractor to carry any of the agreement holders product. However, NAPA terms will apply to any order placed by a contractor for products covered by a NAPA, in which case the invoice price must reflect the NAPA.

e.               If a contractor has a pricing agreement/arrangement with more favorable terms and/or pricing structure, then the contractor is required to pass these savings on to the customer.

f.                 Under this contract:

1)     NAPA’s are available on the DSCP Homepage at www.dscp.dla.mil. The contractor or its Prime Vendor supplier will be responsible for visiting the Homepage on a weekly basis to obtain any additions or changes to these agreements;

2)     The contractor or its supplier agrees to bill the invoice price to the Government as specified by the NAPA allowance and initiate a bill-back to the agreement holder, if contract orders include any product covered by NAPA. The agreement holder will reimburse allowances to the contractor or supplier within a time period mutually agreeable to both parties;

3)     Disputes between the contractor or supplier and the agreement holder related to the NAPA will be resolved between them, according to their own commercial practices. However, DSCP will attempt to facility any such disputes.

11.                     The NAPA Program is for the exclusive use of DSCP customers only.

B-5 Socioeconomic Program Goals

The contractor plans to subcontract the following percentages to small, small disadvantaged, and women-owned small businesses:

	DOLLARS	PERCENT
Total Contract Price	$51,181,000%
Total to be Subcontracted	$37,994,000	73%
1. To Large Business	$29,635,320	78%
2. To Small Business*	$8,358,680	22%
a. Small Disadvantaged Business (SDB)	$379,940	1%
b. Women-Owned Small Business (WOSB)	$265,958.7%

*INCLUDES SDB AND WOSB CONCERNS

C-1  PURPOSE:

A.           The UGR-A is a ration consisting of the entire semi-perishable, perishable food components and disposable items (i.e. cups, trays, dining packets, trash bags) necessary to feed complete meals to 50 individuals. There are seven breakfast and fourteen lunch/dinner menus.

B.             The purpose of the UGR-A is to maximize and expedite the Services ability to provide high quality food service meals using commercial, readily available food items (A rations) to military personnel during worldwide operations.

C.             The objectives of the UGR-A program, and of this acquisition, are as follows:

1.                           Simplify and streamline the customer’s ordering process, by establishing two Local Stock Numbers (LSN) to order a complete menu in lieu of multiple menu components.

2.                           Simplify and streamline the distribution/food handling process in the field, by consolidating and clearly identifying the complete components of a single meal.

3.                           Eliminate inventory-carrying costs by utilizing direct vendor deliveries (DVD) to customers on an as-needed basis.

4.                           Result in overall cost savings in the total food supply chain.

C-2 DEFINITIONS

A.            Ration Module - The ration module is the end-item ration, which contains the entire contents of the menu to feed fifty individuals. The ration module includes the semi-perishable module and the perishable module, which must be ordered separately.

B.            Semi-Perishable Module - The two cases containing the complete semi-perishable and disposable components of the ration module.

C.            Perishable Module – The single case containing all perishable components of the ration module.

C-3 ITEM DESCRIPTION

A.              The UGR-A ration has seven (7) breakfast and fourteen (14) lunch/dinner menus. The ration module menus and components are described at Table I. (Note: The Table I Menu List and the attached Preparation Instructions shall be the two sides of the Printed Menu Sheets to be laid flat on top of contents in Box 1 of each ration). The menus have been developed based on nutritional requirements; variety, balance and acceptability of menus; and ease of preparation with field kitchen equipment. Table II is a summary and complete item description of all UGR-A components. Menu components’ quality shall be equal to or better than the product requirements/specifications of Table II. Each UGR-A Ration shall contain the entire components to feed a complete meal to 50 individuals.

B.             The following are the LSN and item descriptions for the twenty-one menus:

8970-01-E10-0116

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 1, semi-perishable component (2 boxes), requires 8970 01-E10-0121, breakfast menu 1, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0117

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 2, semi-perishable component (2 boxes), requires 8970 01-E10-0122, breakfast menu 2, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0118

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 3, semi-perishable component (2 boxes), requires 8970 01-E10-0123, breakfast menu 3, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0119

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 4, semi-perishable component (2 boxes), requires 8970 01-E10-0124, breakfast menu 4, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0120

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 5, semi-perishable component (2 boxes), requires 8970 01-E10-0125, breakfast menu 5, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0222

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 6, semi-perishable component (2 boxes), requires 8970 01-E10-0232, breakfast menu 6, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0223

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 7, semi-perishable component (2 boxes), requires 8970 01-E10-0233, breakfast menu 7, perishable component (1 or 2 boxes) to complete the menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0121

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 1, perishable component (1 or 2 boxes), requires 8970-01-E10-0116, breakfast menu 1, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0122

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 2, perishable component (1 or 2 boxes), requires 8970-01-E10-0117 breakfast menu 2, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0123

UNITIZED GROUP RATION-A OPTION (UGR-A), 50 meals, breakfast menu 3, perishable component (1 or 2 boxes), requires 8970-01-E10-0118 breakfast menu 3, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0124

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, breakfast menu 4, perishable component (1 or 2 boxes), requires 8970-01-E10-0119 breakfast menu 4, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0125

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, breakfast menu 5, perishable component (1 or 2 boxes), requires 8970-01-E10-0120 breakfast menu 5, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0232

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, breakfast menu 6, perishable component (1 or 2 boxes), requires 8970-01-E10-0222 breakfast menu 6, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0233

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, breakfast menu 7, perishable component (1 or 2 boxes), requires 8970-01-E10-0223 breakfast menu 7, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0126

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 1, semi-perishable component (2 boxes), requires 8970-01-E10-0136 dinner menu 1, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0127

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 2, semi-perishable component (2 boxes), requires 8970-01-E10-0137 dinner menu 2, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0128

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 3, semi-perishable component (2 boxes), requires 8970-01-E10-0138 dinner menu 3, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0129

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 4, semi-perishable component (2 boxes), requires 8970-01-E10-0139 dinner menu 4, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0130

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 5, semi-perishable component (2 boxes), requires 8970-01-E10-0140 dinner menu 5, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0131

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 6, semi-perishable component (2 boxes), requires 8970-01-E10-0141 dinner menu 6, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0132

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 7, semi-perishable component (2 boxes), requires 8970-01-E10-0142 dinner menu 7, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0133

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 8, semi-perishable component (2 boxes), requires 8970-01-E10-0143 dinner menu 8, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0134

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 9, semi-perishable component (2 boxes), requires 8970-01-E10-0144 dinner menu 9, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0135

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 10, semi-perishable component (2 boxes), requires 8970-01-E10-0145 dinner menu 10, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0224

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 11, semi-perishable component (2 boxes), requires 8970-01-E10-0234 dinner menu 11, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0225

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 12, semi-perishable component (2 boxes), requires 8970-01-E10-0235 dinner menu 12, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0226

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 13, semi-perishable component (2 boxes), requires 8970-01-E10-0236 dinner menu 13, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0227

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 14, semi-perishable component (2 boxes), requires 8970-01-E10-0237 dinner menu 14, perishable component (1 or 2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0136

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 1, perishable component (1 or 2 boxes), requires 8970-01-E10-0126 dinner menu 1, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0137

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 2, perishable component (1 or 2 boxes), requires 8970-01-E10-0127 dinner menu 2, semi-perishable component(2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate.

8970-01-E10-0138

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 3, perishable component (1 or 2 boxes), requires 8970-01-E10-0128 dinner menu 3, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0139

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 4, perishable component (1 or 2 boxes), requires 8970-01-E10-0129 dinner menu 4, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0140

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 5, perishable component (1 or 2 boxes), requires 8970-01-E10-0130 dinner menu 5, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0141

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 6, perishable component (1 or 2 boxes), requires 8970-01-E10-0131 dinner menu 6, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0142

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 7, perishable component (1 or 2 boxes), requires 8970-01-E10-0132 dinner menu 7, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0143

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 8, perishable component (1 or 2 boxes), requires 8970-01-E10-0133 dinner menu 8, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0144

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 9, perishable component (1 or 2 boxes), requires 8970-01-E10-0134 dinner menu 9, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0145

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 10, perishable component (1 or 2 boxes), requires 8970-01-E10-0135 dinner menu 10, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0234

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 11, perishable component (1 or 2 boxes), requires 8970-01-E10-0224 dinner menu 11, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0235

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 12, perishable component (1 or 2 boxes), requires 8970-01-E10-0225 dinner menu 12, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0236

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 13, perishable component (1 or 2 boxes), requires 8970-01-E10-0226 dinner menu 13, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

8970-01-E10-0237

UNITIZED GROUP RATION-A OPTION (UGR–A), 50 meals, dinner menu 14, perishable component (1 or 2 boxes), requires 8970-01-E10-0227 dinner menu 14, semi-perishable component (2 boxes) to complete menu, also requires bread and milk (ordered separately) to be nutritionally adequate

C-4 SUBSTITUTION OF MENU ITEMS OR BRAND/LABELS

A.           In the event of non-availability of a menu component item or specified brand/label, the contractor shall promptly request the use of a substitute item or brand/label from the Contracting Officer. Substitute items or brand/labels shall not increase the preparation/cook time when compared with the current menu or component. Container sizes may vary provided yields are met. Product substitutions may be made only by written authorization from the Contracting Officer. Such written authorization shall accompany shipments and be provided to the Government receipt officer.

B.             The Government reserves the right to make unilateral changes to the specified menus and components in accordance with the Changes provision of this contract.

C–5 DATE OF PACK/SHELF LIFE/FRESHNESS REQUIREMENTS

1.               For orders for OCONUS deliveries, all delivered UGR-A modules shall have at least 9 months’ shelf-life (at 80°F for semi-perishable modules and at 0°F for perishable modules) remaining at time of origin acceptance, or contractor delivery to the point of debarkation, if applicable (whichever is later).

2.               For CONUS deliveries, all delivered UGR-A modules shall have at least 3 month shelf-life (at 80oF for semi-perishable modules and at OoF for perishable modules) remaining at time of contractor delivery, as determined by the Inspection Date.

3.               For Alaska and Hawaii deliveries, all delivered UGR-A modules shall have at least 4 month shelf-life (at 80°F for semi-perishable modules and at 0°F for perishable modules) remaining at time of contractor delivery for all carlot shipments and 3 month shelf-life remaining at time of delivery for less-than-carlot shipments, as determined by the Inspection Date.

4.               The following condiments shall be no older than 90 days from date of manufacture at time of assembly: ketchup, relish, mustard, hot sauce and steak sauce. The following components shall be no older than 60 days from date of manufacture at time of assembly: salad dressing and margarine.

D – 1  PACKAGING AND LABELING

1.                     Semi-Perishable Components - Packaging of UGR components shall be in accordance with good commercial practice. Labeling of UGR components shall be in accordance with commercial labeling complying with the Federal Food, Drug, and Cosmetic Act and regulations promulgated thereunder. The components required for menu assembly are specified in Table II. Any approved item revisions will be listed in subsequent contract(s) through modifications. Components for assembly into UGR shipping containers shall be packaged and sealed so as to withstand any positioning within the UGR shipping containers without leakage or loss of product at destination. Tamper resistant seals shall be used to the maximum extent possible.

2.                     Perishable Components

a)              Commercial packaging will be used for all boxed frozen items.

b)             To assure the receiving activity may properly handle and store items, standard commercial precautionary markings such as KEEP FROZEN, et al., shall be used on the shipping boxes when appropriate.

3.                     Labeling of UGR components shall be in accordance with commercial labeling complying with the Federal Food, Drug, and Cosmetic Act and regulations promulgated thereunder.

4.                     Labeling of repacked and repackaged items will be performed in accordance with Federal Food and Drug Cosmetic Act and all regulations promulgated thereunder.

D – 2 PACKING OF UGR-A ASSEMBLED MODULES

1.               Packing of UGR-A Semi-Perishable modules:

Components shall be assembled into two shipping containers and packed in a manner which ensures product quality and integrity at destination. Shipping containers with the outside dimensions of 24X13.25X9.5, which provides a standard footprint of 12 semi-perishable modules per pallet, shall be utilized. Box number 1 of each menu shall contain the applicable Printed Menu Sheets (#1-21) on top as described in paragraph C3 Item Description and Table I. Each shipping container shall be fabricated in accordance with style RSC, grade V3c of ASTM D 5118, Standard Practice for Fabrication of Fiberboard shipping containers. Each shipping container shall be fitted with two V3c partitions to ensure the integrity of the shipping case. The components shall snugly fit to avoid the use of dunnage and prevent product damage. Dunnage shall be used if necessary. Shipping containers may be assembled by either stitching, gluing or taping. Shipping containers must be sealed and closed in such a manner which precludes damage, and which ensures product quality and integrity throughout the life cycle of the ration.

For OCONUS only, each shipping container (top and bottom) shall be sealed (H-taped) in accordance with methods B or C of ASTM D-1974.

2.               Packing of Perishable Modules:

Frozen product must be processed and packed to allow removal of the individual units from the container without damage to that unit or other units. The contractor shall pack perishable modules in a manner that ensures its integrity throughout the life cycle of the ration module. The contractor may overpack component(s) in a single shipping container or use the commercial package as follows:

a)              Menus which do not require multiple perishable components may utilize the manufacturer’s original box as the primary box supplied (i.e., they do not have to be overboxed). The box(s) must be able to withstand double unit load stacking, and be assembled, sealed, and closed to preclude damage throughout the life cycle of the ration module. The contents of the boxes shall meet all menu requirements (e.g., serving size, portions, grade, etc.). When a meal requires more than one box (i.e., two boxes of ground beef patties), boxes may be joined together by tape or other suitable means to make one unit, as long as such unit can be unit loaded and each unit load double stacked.

b)             Menus which require multiple perishable components shall be assembled into shipping containers and packed in a manner which ensures product quality and integrity at destination and throughout the lifecycle of the ration. The components shall snugly fit to avoid the use of dunnage and prevent product damage. Each shipping container shall be grade V3c or 275# (69-33-69) wax impregnated medium. Shipping containers are to be assembled, sealed and closed to preclude damage throughout the life cycle of the ration module.

D – 3 MARKING OF SHIPPING CONTAINERS:

1.                    UGR-A semi-perishable shipping cases. Labels for breakfast and lunch/dinner shall only be white in color, or preprinted and/or jet coded boxes may be used in lieu of white preprinted labels.

a)                          A side panel shall be marked accordingly:

The following information shall be marked with a minimum 1-inch high capital letters and numeric and 3/4 inch minimum lower case letters:

Menu, Number and Name

LSN:

Box Number

The following information shall be marked with a minimum 1/2 inch capital letters and numeric and 3/8 inch minimum lower case characters:

Complete Ration Module Includes
Box 1 of 3 Dry Storage	PKD/LOT
Box 2 of 3 Dry Storage	ITD
Box 3 of 3 frozen LSN 8970-XX-XXX-XXXX

On the same side panel, the bar code shall be placed in the upper right hand corner (See paragraph (4) Bar Coding, below, for specific information).

The following is provided as example:

Lunch/Dinner Menu 1 - Chicken Parmesan	Bar Code
8970-01-E10-0126
Box 1 of 3

Complete Ration Module Includes:
PKD/LOT
Box 1 of 3 Dry	ITD
Box 2 of 3 Dry
Box 3 of 3 Frozen 8970-01-E10-0136

NOTE 1: The Date of Pack/Lot Number (DOP/LOT) shall be a Julian date and placed on the lower right hand corner of the same side panel. The Inspection Test Date (ITD) shall be an open date to include MMM/DD/YY (month/date/year) and shall be placed below the DOP/Lot Number.

NOTE 2. Inspection Test Date (ITD) of the module is determined by the shortest shelf life component contained within. The remaining shelflife of the following components shall not be considered in calculating the ration module ITD: ketchup, relish, mustard, hot sauce, steak sauce, margarine and salad dressing.

b).                      In addition, each case shall be marked with the following:

Contract Number
Contractor’s name and address

c)                          The top panel shall be marked with the following with 1 inch high letters as follows:

“ATTENTION: THIS IS AN INCOMPLETE RATION - PERISHABLE COMPONENT ITEM(s) REQUIRED”

d)                         An end panel shall be marked accordingly:

The following shall be marked with a minimum 1 3/4 inch characters:

UGR-A

The following information shall be marked with a minimum 1 inch capital letters and numeric and 3/4 inch minimum lower case characters:

Menu, Number and Name

LSN:

Box Number

The following is provided as an example:

UGR-A

Lunch/Dinner Menu 1 – Chicken Parmesan
8970-01-E10-0126
Box 1 of 3

2.               UGR-A perishable shipping cases. Labels for breakfast and lunch/dinner shall only be white in color, or preprinted and/or jet coded boxes may be used in lieu of white preprinted labels if more than 1 perishable item is supplied.

NOTE: All labels shall be as demonstrated above for the semi-perishable cases with authorization to proportionally adjust the letter size as necessary for variations (i.e., smaller) in perishable box sixes. All markings shall be the largest size practical.

In no way shall the UGR-A labels cover or otherwise conceal the following federally required markings for cases of perishable products:

Species, Product Name

Packer or Distributor Name, City, State, Zip

Establishment # (circular USDA Legend or place of manufacture)

Net Weight of Contents, or Net Count of Contents

Keep Refrigerated or Keep Frozen

Uncooked Products Need Safe Handling Label

Ingredients Statement (if any added ingredients)

3.                     Unit Load Markings. Units Loads containing the same menu shall be stenciled, printed, or labeled on two adjacent sides with the largest characters possible as follows:

LSN:

UGR A Ration Meal, Number and Name (i.e. Lunch/Dinner Menu 5, General Tso Chickenkschifrin@stegnerfoods.com)

Date of Pack

Lot number

Packed By: Contractor’s name and address

NOTES: (1)            When Unit loads are mixed, as authorized, each menu and quantity must be listed

 (2)       Only permanent contrasting ink shall be used.

4.               Bar Coding: Bar codes shall be in accordance with ANSI/AIM BC1-1995 (code 39). All shipping containers shall have bar code markings applied on the end of the container. When space does not permit placing all of the bar code markings on one surface of the shipping container, the bar code labels/markings will be placed on the adjacent side of the container. The bar code marking or label (representing the Local Stock Number (LSN), contract number, and box number; (e.g. Box 1 of 3) shall be in a vertical or “picket fence” configuration in an area adjacent to the identification markings. The bar code shall be placed a minimum distance of 1 inch from the top or bottom edges of the container and 1/2 inch from the side edge of the container. A minimum distance (quiet zone) of 1/4 inch from the nearest identification marking will be maintained. The bar codes shall be applied in either of the following formats: (1) stacked on three separate lines the LSN immediately above the contract number, followed by the box number in such a manner as the bar codes are left – justified (left hand start characters vertically aligned) or (2) applied in line with LSN preceding the contract number, followed by the box number. A minimum space of 1/4-inch separating each bar shall be maintained. On fiberboard shipping containers, either bar code labels or direct printing is acceptable.

D – 4 UNIT LOADS:

a.               Semi-Perishable: Twelve (12) semi-perishable modules of a single menu shall be configured in four tiers arranged as a palletized unit load. The cases representing a complete semi-perishable meal shall be placed adjacently on the load tier end to end with three modules per pallet tier. The palletized unit load shall have a full size top pad, using a 40 inch X 48 inch commercial wood or plywood four-way entry pallet or on a 40” X 48” Grocery Manufacturers of America wood four-way entry pallet and be bonded with 6 mil PE or 2.5 mil PVC shrink film or 0.9 mil minimum thickness stretch wrap. A horizontal nonmetallic strap circumventing the top tiers optional and may be used in conjunction but not in place of plastic wrap. Unit loads shall not exceed 43 inches and must be capable of being stacked three (3) high in storage facilities. If necessary, partial unit loads may be shipped.

b.              Perishable: Unit loads shall have the shipping containers arranged on a 40 inch by 48 inch commercial wood or plywood four-way entry pallet or on a 48 inch by 40 inch Grocery Manufacturers of America wood four-way entry pallet. The load shall be bonded with non-metallic strapping, shrink or stretch film or other means that comply with carrier rules and regulations applicable to the mode of transportation (adhesive boding is not acceptable). Bonding material shall secure the load to the pallet to form a consolidated, stable cargo which can be handle as a unit. For example, when strapping is used to bond the load, the straps shall pass under the top deck boards. When stretch or shrink film is used, it must be applied low enough on the pallet to bond the load to the pallet. The unit load height shall not exceed 43 inches. The unit load(s) for each delivery order shall contain the perishable modules required to complete the ordered/delivered ration modules.

c.               Mixed Unit Loads: If deliveries require quantities of individual menus that result in less than a unit load, more than one menu may be shipped on a pallet load in order to ship complete unit loads. Menus should be segregated to reduce the number of mixed unit loads snipped. Unit load markings should include the menus contained therein.

For OCONUS only: If stretch wrap is used, the pallet load shall be weather protected by placing a short pallet bag or plastic shroud over the top of the load after completion of the first layer of stretch wrap (bottom to top wrap). The second course will cover the bag or shroud.

E – 1 INSPECTION AND ACCEPTANCE BY THE GOVERNMENT

1.               For CONUS deliveries: Government Inspection and Acceptance will be performed at destination by authorized Government personnel.

2.               For OCONUS shipments: Government Inspection and Acceptance will be performed by authorized Government personnel at origin. Contractor delivery may be F.O.B. Origin or F.O.B. Destination to point of embarkation, as unilaterally determined by the Government. It is the contractor’s responsibility to obtain USDA Export Certification for any and all items/conditions as deemed necessary by the USDA and destination “host” nation (see Part H). Any required documentation, certification/certificates must be provided in a timely manner as to avoid delays in shipment.

E – 2 CONTRACTOR INSPECTION REQUIREMENTS

The contractor is responsible for performing or having performed all inspections and tests necessary to substantiate that all supplies and/or services furnished under this contract conform to any and all requirements, unless exempted by the Government. FAR Clause 52.246-2 Inspection of Supplies – Fixed Price (JUL 1985) incorporated by reference at 52.212-5 shall be applicable.

E – 3 CONTRACTOR’S QUALITY PLAN

The contractor shall be responsible for maintaining and complying with its documented Quality Plan (QP) submitted in accordance with clause 52.212-1, Instructions to Offerors, of this solicitation, which is incorporated into this contract.

E – 4 DELIVERY, SHIPPING, AND STORAGE REQUIREMENTS

The contractor is responsible for proper product storage, assembly and delivery of product in excellent condition. The following will apply:

a.                           (i) CONUS DVD Deliveries: UGR-A frozen component shall show no evidence of thawing, refreezing or any other off-condition. They shall be delivered having an average internal temperature of not more than 10 degrees Fahrenheit. No individual component temperature shall exceed 14 degrees Fahrenheit.

(ii) OCONUS prior to shipment (in-plant) inspection: UGR-A frozen component shall show no evidence of thawing, refreezing or any other off-condition. They shall be delivered having an average internal temperature of not more than 10 degrees Fahrenheit. No individual component temperature shall exceed 14 degrees Fahrenheit. All frozen components shall be loaded onto a conveyance with an ambient temperature at or below 0 degrees Fahrenheit. The conveyance shall be pre-cooled (prior to loading) to 0 degrees Fahrenheit.

(iii) OCONUS Receipt Inspections: UGR-A frozen components will show no evidence of thawing, refreezing or any other off-condition. They shall be delivered having an average internal temperature of not more than 10 degrees Fahrenheit. No individual component temperature shall exceed 14 degrees Fahrenheit.

b.                          Containers and wrapping must be intact and not damaged. Packages will be free of dripping and show no evidence indicating that the contents have thawed, been refrozen, freezer burned, etc. and must show no evidence of dehydration.

c.                           Components shall show no evidence of damage or leakage.

d.                          There shall be no evidence of rodent or insect infestation at time of delivery.

e.                           All UGR-A ration modules must be securely closed and marked as specified.

f.  The contractor is response for ensuring that any and all conveyances used to transport supplies are clean, sanitary and structurally sound before loading supplies. Conveyances must be free of dirt, debris, residual spills, odors and any evidence of insect or rodent infestation or contamination.

E – 5 TRACEABILITY

1.               The contractor shall maintain records identifying the components used in the packing and assembling of each lot. The records shall maintain traceability of components to the extent that a contract number and a lot number/date of pack of the component can be traced to (or from) an end item lot. The system should also enable the contractor to list component contract numbers and lot number/date of pack with an end item lot. The end item lot number shall be represented as the assembly (calendar/Julian) date of pack. The purpose of this system is to maintain traceability of food components through the entire supply chain, and enable DSCP to identify location and conduct a food recall of suspect components if necessary.

2.               The contractor will maintain an automated database for component food items (except salt, pepper, seasoning and condiments), which includes components, assembled lot and shipment data for every UGR-A menu assembled. The automated database shall have the capability to search by individual component data or assembled menu data. The contractor for a minimum of 1 year will maintain traceability records for each menu. Traceability records for each assembly lot will be supplied electronically to the U.S. Army Veterinary Command and DSCP within 24 hours of request.

E – 6 GOVERNMENT VERIFICATION INSPECTION

1.               INTRODUCTION:

The Government reserves the right to verify contractor compliance with its Quality Plan (QP) and with the contract requirements at origin, by inspection and/or a system audit approach, using authorized Government inspection personnel. For the period of the current contract, and subsequent to the Contracting Officer exercise of the option period, the areas of the QP, including but not limited to the below, may be verified, audited, and/or inspected. Government inspectors will report specific areas as conforming or nonconforming.

2.               AREAS OF CONCENTRATION FOR AUDIT, INSPECTION OR VERIFICATION:

a)                          Plant Sanitation: verified in accordance with contractor’s documented sanitation program.

b)                         Sanitarily Approved Sources: verified for all food items.

c)                          Integrated Pest Management (IPM) Program: verified in accordance with contractor’s documented IPM program.

d)                         Traceability: Verify that traceability databases contain accurate item lot numbers, contractor/manufacturer information, date of pack, and serial case numbers where new product lots were introduced to ensure that UGR-A assemblers can trace to origin all food products packed in the UGR-A modules. Verify that all traceability data is made available to AVI personnel within 24 hours of production. DSCP personnel shall be provided records within 24 hours of request.

e)                          End Item: end item verification may be performed prior to case closure or at anytime, for all terms of the contract, and may include but is not limited to: missing components, general condition, and component shelf-life remaining.

f)                            Handling and Storage: verification will be performed to ensure the handling, storage and temperature control of products are consistent with current good manufacturing practices and all terms of the contract.

g)                         Shipping and Unitization: verification will be performed for all terms of the contract.

h)                         In the event destructive sampling is required to perform the above verification, the contractor shall bear the full cost of such samples.

E – 7 PRODUCT SANITARILY APPROVED SOURCE REQUIREMENTS

1.               Assembled rations and component food products delivered shall originate either from an establishment listed in the Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement, or one which has been inspected under the guidance of the United States Department of Commerce or the United States Department of Agriculture, etc.  See clause 52.246-9P31, Sanitary Conditions. See the UGR-A Table II for those items that require listing, and those items that are exempt from this requirement.

The Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement is available at the following website: http://vets.amedd.army.mil/vetcom/directory.htm. Additionally, a link to this website is available on DSCP’s homepage: http://www.dscp.dla.mil/subs/.

E – 8 WAREHOUSING AND DISTRIBUTION SANITATION PROGRAM

The contractor shall develop and maintain a sanitation program to comply, at a minimum, with the Code of Federal Regulations, Title 21, part 110. Records of inspections performed by the firm, subcontractor, or recognized industry association shall be maintained and made available to the Government at the Contracting Officer’s request. Any finding by the firm or its agent documenting a critical sanitation deficiency shall be reported immediately to the Contracting Officer with an attached report of corrective action.

E – 9 STORED PRODUCTS PEST MANAGEMENT PROGRAM

The contractor shall develop and maintain an integrated stored products pest management program for food and other co-located non-food items. Accepted industry standards for pest management shall include but are not limited to the Code Federal Regulations, Title 21, part 110, Good Manufacturing Practices, the Federal Pesticide, Fungicide and Rodenticide Act (as amended), the Food, Drug, and Cosmetic Act of 1938, and pertinent state and local laws and regulations. Program content and effectiveness is subject to audit by authorized Government personnel.

E – 10 QUALITY PROBLEMS/ISSUES

a.               All nonconformances discovered by Government inspectors at destination will be reported to the DSCP Quality Assurance Specialist, Contract Specialist, or Contracting Officer as listed below. All nonconforming lots are subject to rejection at Destination by the Accountable Officer, or DSCP Contracting Officer’s discretion.

b.              All quality problems or issues shall be reported to either of the following:

Cynthia Henry, Senior Quality Assurance Specialist, 215-737-7802, Cynthia.Henry@dla.mil

Tracey Brown, Contract Specialist, 215-737-2989, Tracey.L.Brown@dla.mil

Debra Paster, Contract Specialist, 215-737-2979, Debra.Paster@dla.mil

Lois Dyduck, Contracting Officer, 215-737-3834, Lois.Dyduck@dla.mil

E – 11 UGR-A PRODUCT QUALITY AUDITS

a.               The DSCP Subsistence Operational Rations Branch will conduct UGR-A Product Quality Audits to review the contractor’s product compliance.

b.              The DSCP UGR-A Product Quality Audit Program, covering all components used by the UGR-A Contractor, functions as a Quality Assurance check for our DoD customers to ensure the War fighters are receiving products of an optimum quality level. The audit objectives are as follows:

(1) To determine compliance of each contractor’s UGR-A components with Table II specification requirements, to verify that the quality level of the materials supplied is satisfactory,

and to establish a comparative quality assessment of the UGR-A components provided by each contractor.

(2) To verify that there is no product misrepresentation or substitution.

c.               Audit Results: UGR-A Contractors will be provided a detailed report for each product reviewed. It will be the UGR-A Contractor’s responsibility to take immediate action to correct any deficiency uncovered during the audit.

d.              UGR-A contractors are responsible for the cost of product and for any cost of shipping product to the location of the audit.

E – 12 UGR-A NEW SOURCE SUBMISSIONS

a.               UGR-A contractors shall assemble rations using only those product labels/brands identified in the contract Table I. Contractors may request Table I listing to use new/alternate component brands/labels (New Source), as follows:

(1)                      UGR-A contractors must verify that the New Source item meets the item description and is equal to or better than the product quality standard at Table II.

(2)                      The UGR-A contractor must verify the item is produced at a sanitarily approved facility. If the New Source manufacturer is not Sanitarily Approved, the contractor may request a VETCOM Sanitary Inspection on behalf of the New Source. The UGR-A contractor shall submit the manufacturer’s letter, along with a cover letter, to the DSCP Contracting Officer requesting VETCOM Sanitary Inspection. The New Source’s letter shall be on the New Source company letterhead, and must identify the manufacturer, address, telephone number, and point of contact.

(3)                      After confirmation that the item complies with paragraphs (1) and (2) above, the UGR-A contractor shall complete the UGR-A New Source Introduction Form, which can be found at DSCP’s homepage: http://www.dscp.dla.mil/subs/. The completed form shall be submitted via email to Cynthia Henry, Senior Quality Assurance Specialist (Cynthia.Henry@dIa.mil) for evaluation.

(4)                      If necessary, the contractor will be advised by DSCP and provided detailed mailing instructions for forwarding the approved Table I product standard and New Source Item samples to Natick for evaluation. UGR-A contractors are responsible for making arrangements to ship New Source items AND the control samples to Natick as they will be packed to meet UGR-A contract requirements.  The contractor shall provide DSCP notification of shipment of samples, to include product lot numbers. UGR-A contractors are responsible for the cost of product and for the cost of shipping product to the Natick.

(5)                      If the Natick sensory evaluation results indicate the New Source is not acceptable for the UGR-A program, the contractor will be responsible for the cost of the Natick evaluation, approximately $900. If the New Source is found acceptable, i.e. equal to or better value to the Government than the current product, it will be listed on Table I at no cost to the contractor.

E – 13 REQUIREMENTS FOR ARMY VETERINARY INSPECTIOR OCONUS INSPECTIONS AT CONTRACTORS’ FACILITIES

The contractor shall assure that the following procedures and facilities are provided exclusively to/for the use of the Army Vet inspectors for the duration of their origin inspection:

1.               72 hours notification prior to OCONUS UGR-A production.

2.               Private Office space and sufficient office furniture (desk, chairs, etc.)

3.               Internet connectivity and private telephone line

F-1 DELIVERY REQUIREMENTS:

The delivery destination address and requirements are as follows:

DODAAC/CUSTOMER	LOCATION	DELY REQMTS

W45K2D TEXAS NG	301 E Regis St Ste 1122 Lubbock, TX 79403	Tues-Fri 0800-1800 POC: SSG James Vasquez 806-765-9529 X30

W45C08 FT BLISS	Bldg 1109 Ft Bliss, TX 79916-6012	Mon-Fri 0630-1500 POC: Robert Martinez 915-568-3231

W81JKN IDAHO NG- GOWEN FIELD	CL I Supply 3649 West Immelman St Bldg 513 Boise, ID 83705-8069	Mon-Fri 0700-1630 POC: SSG Jeen Millican 208-422-4585/3897

W51HQG FT CARSON	TISA Bldg 350 Ft Carson, CO 80913-5000	Mon-Fri 0700-1500 POC: Mr. James Felder 719-526-9198
Pinon Canyon Training Area	Bldg 350 Model, CO 81059

WC1JUE FT WAINWRIGHT	1060 Gaffney Rd Bldg 3030 Ft Wainwright, AK 99703	Mon-Fri 0700-1600 POC: Rick Geyer 907-353-6479

W68NE5 FT LEWIS W68EV6 Yakima Trng Ctr	Bldg 9660 Ft Lewis, WA 98433	Mon-Fri 0800-1400 POC: Ann Church 253-967-7261

WX3JP3 SCHOFIELD BARRACKS	Bldg 2071 Lyman Rd Schofield, HI 96857-5000	Mon, Wed, Fri 0700-1500 POC: Sherry Saviray 808-655-2240

W80WKM FT IRWIN	Bldg 862(cold) Bldg 882 (dry) Ft Irwin, CA 92310-5000	Mon – Sat 0700-1400 POC: Trudy Monson/Herman Crigler 760-380-3998/4763

DODAAC/CUSTOMER	LOCATION	DELY REQMTS

W61DET FT HUACHUCA	Bldg 90312 Branard Rd Ft Huachuca, AZ 85613-6000	Mon-Fri 0800-1500 POC: Milton Moore/Jose Fierros 520-533-3755/3617

W81XA4 CP GUERNSEY	51 S. Guernsey Highway Bldg 015 Guernsey, WY 82214-0399	Mon-Fri 0700-1630 POC: Jose Gonzalez 307-772-5777

W80CK3 SAN LUIS OBISPO W62M5K CP ROBERTS	Bldg 632 Bldg 904 Highway 1 San Luis Obispo, CA 93403-8104	Mon-Fri 0800-1500 POC: Sgt Gaston Bryars 805-594-6363

WC1JT7 FT RICHARDSON	Bldg 804 Door 16 804 Warehouse St Ft Richardson, AK 99505-7000	Mon-Fri 0730-1430 POC: Gyle Linder/Barbara Sanders 907-384-7031/2851

W67K2W CP Williams	17800 South Cp Williams Road Riverton, UT 84065-4999	Mon-Thu 0700-1600 POC: WO1 John Lloyd /MSG Michael Mellenthin 801-253-5464/5471

W91EF3 CP PARKS	Bldg 332 Smiths 10th Sts. Dublin, CA 94568-5201	Thu, Fri 0830-1100 POC: Thomas Sun/Fay Jenkins 925-875-4208/4207/4209

W90KHT Ft Harrison	1900 Williams Street Helena, MT 59604	Mon-Fri 0800-1700 POC: SSG Daryl Stipich 406-324-3314

F-2 DELIVERY ORDERS: will be issued in accordance with Clauses 52.216-18, Ordering, and 52.216-9P06, Delivery Order Limitations.

F-3 VARIATION IN QUANTITY:

No variation in quantity of any item called for in any delivery order issued is authorized or will be accepted by the Government. Any excess quantities delivered will be treated in accordance with 52.211-17 Delivery of Excess Quantities (SEP 1989).

F-4 ADDITIONAL DELIVERY SITES:

Additional delivery sites/installations, within the contract Region or proximal range, may be included by contract modification during the contract period. Distribution Price(s) will be negotiated accordingly.

F-5 SHIPPING/RECEIVING PROBLEMS:

All shipping and receiving problems shall be reported to Ms. Linda Carlin, (215) 737-8227.

F-6 RF Tag & Other OCONUS Requirements

See Part H.

G-1 Contracting and Administration Authority

1.               The DSCP Contracting Officer is the only person authorized to approve changes or modify any of the requirements under this contract. Notwithstanding any provision contained elsewhere in this contract, the said authority remains solely with the DSCP Contracting Officer.

2.               In the event the contractor effects any change at the direction of any person other than the DSCP Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made to cover any increase in costs as a result thereof.

3.               Requests for information on matters related to this contract, such as explanation of terms and contract interpretation, shall be submitted to the DSCP Contracting Officer.

4.               The Defense Supply Center Philadelphia will perform Administration of the basic Indefinite Quantity Contract and individual Delivery Orders. The DSCP Contracting Officer must first approve any changes or modifications to orders that are outside the terms contemplated in this solicitation.

G-2 52.246 9P29 ADMINISTRATIVE COST TO THE GOVERNMENT IN PROCESSING CONTRACT MODIFICATIONS (JAN 1992) DPSC

Where contract modifications are issued solely for the benefit of the contractor, e.g. acceptance of nonconforming supplies or change in place of performance or delivery, the sum of $100 (the Governments administrative cost to process the modification) shall be obtained from the contractor in addition to any other monetary consideration.

G-3 Invoicing

1.               The contractor shall submit copies of its invoice for payment as described at 52.212- 4(g).

2.               The contractor shall present a copy of its invoice/delivery ticket to the receiving official at destination.

3.               The authorized receiving official at each delivery point will sign each invoice/delivery ticket acknowledging receipt. The receiving official shall annotate any corrections on the invoice/delivery ticket, such as short shipments, prior to signing for receipt. The destination receiving officer shall provide one signed copy to the Contractor and will retain the originals.

a.               For manual orders, the receiving officer shall fax a receipted copy of the invoice/delivery ticket to DSCP at the following address:

215-737-2988 ATTN: Linda Carlin

b.              For electronic orders under STORES, the receiving officer will ensure that receipts are electronically posted.

G-4 Ordering System/ STORES

Order Fill and Substitution Policy: All orders are required to be completely and timely delivered. In the event the contractor is unable to timely deliver in full an order which has a 2 day lead time, the contractor shall, within 2 hr. of receipt of order, so advise the Contracting Officer, or authorized representative, to include other menus which can be timely delivered, and the earliest date the required menus can be delivered. No substitutions will be accepted unless authorized by the DSCP Contracting Officer when the order is placed or prior to delivery.

a.  STORES Electronic Order

1) Ordering System Requirements:

a)               The Government will order UGR-A rations electronically using the Subsistence Total Ordering and Receipt Electronic System – STORES. The contractor shall be required to modify its electronic commercial ordering process substantively to interface with the Government’s electronic translation package. The function of STORES is to electronically communicate orders from a military installation to a contracted supplier through the use of Electronic Data Interchange (EDI). In addition, electronic information is transmitted to the acquisition agency, the Defense Supply Center Philadelphia, for the purposes of contractor payment and customer billing. The STORES acts as an intermediary between the customer, contracted supplier and DSCP.

 b)           In order to interface with STORES, the offeror must be able to support the following EDI transaction sets:

832 CATALOG (FROM VENDORS TO DSCP)

850 PURCHASE ORDER

997 FUNCTIONAL ACKNOWLEDGEMENT

b.  Manual Ordering:

In the event that delivery orders are issued by DSCP contracting personnel, e.g. CONUS installations that don’t have STORES, copies of delivery orders will be provided to the ordering activity by DSCP when issued.

G-5.    MANAGEMENT REPORTS

The contractor shall electronically transmit the following reports, on an Excel Spreadsheet, to the DSCP Contracting Officer and Contract Specialist/Account Manager on a monthly basis. All reports shall be cumulative for a one (1) month period and submitted no later than the seventh day of the following month, e.g., reporting period of January 1 through January 31, the reports must be received by February 7.

A.  Order Report – shall contain at a minimum:

DSCP stock number, Item Description, quantity ordered, total dollar value of units shipped, RDD. Dollar amounts will be totaled. This report shall be submitted by individual customer accounts AND also by the total customer base in each Region.

B.             Small Business Subcontracting Reports -

1.      This report should list all products manufactured and/or supplied by small business, small disadvantaged businesses, minority owned small business, National Institute for the Blind/National Institute for the Severely Handicapped (NIB/NISH), women-owned small businesses, women owned small disadvantaged businesses, HUB Zone small businesses and JWOD. This should be sorted by manufacturer/supplier and include quantity and dollar value and should be sorted by the applicable business size category of the manufacturer/supplier NIB/NISH firms are not to be categorized under Small Disadvantaged Businesses as they are non-profit organizations and should be considered their own separate category. Note: This report is for direct subcontracts for products supplied to customers. This report is not to include indirect costs.

NOTE:  SBA must certify SDB and HUB Zone businesses.

2.      A summary page of the report shall also be submitted which highlights the total dollars and percentages for each category. This information is very important since DSCP is required to report its success in meeting these goals to the Defense Logistics Agency (DLA). Also requested, but not required since DLA does not mandate that these goals be reported, is a listing of products supplied and/or manufactured by UNICOR, Labor Surplus Areas, Historically Black Colleges or Universities and Minority Institutions.

3.      Javits-Wagner-O’Day (JWOD) – This report must list all products supplied by JWOD firms. Total dollars and percentages should be highlighted within the Socioeconomic Report. Progress reports regarding these subcontracting efforts relative to JWOD entities are also required.

C.             Financial Status Report - In order to ensure timely payments, a summarized accounts receivable and/or a “days of outstanding sales” shall be submitted on a monthly basis. The report should be categorized by time periods, and sorted further by customer and should include invoice number/call number, invoice total, total paid, and amount of outstanding payment(s).

H – 1 SURGE

The primary mission of the Defense Logistics Agency (DLA) is to support the military in peace and during contingencies. The ability to ramp-up quickly to meet early requirements, and to sustain an increased pace throughout the contingency are critical to the execution of U.S. military strategy. DLA’s designation as a Combat Support Agency makes it directly responsible for the timely support of critical military operational requirements. Because of DLA’s unique role, surge capability is a primary consideration in all acquisitions. All DLA contractors are accountable for meeting surge requirements, ensuring surge capability actually exists and validating surge capability through surge testing.

The DLA defines surge as the ability of the industrial base to meet accelerated delivery requirements, with existing industrial base capabilities, across a broad spectrum of possible contingencies. This includes both the capability to ramp-up quickly to meet early requirements, as well as to sustain an increased pace throughout the contingency(s). The spectrum of possible contingencies includes major theatre and smaller scale contingency operations. The various contingencies are as follows:

Joint Chiefs of Staff (JCS) Logistics Exercises – The contractor must have the ability to support short term surges in demands, which may increase two times the estimated demand. There may be occasions where large increases in quantity will be necessary for short periods of time and on short notice. An example of a surge situation would be an increase in military feeding of 200% over peacetime demand for a period of up to 30 days.   Normally, there is advance notice as to when exercise surges will occur.

Military Operations – The contractor must have the ability to support surges in demand, which may be needed for an extended period of time on short notice. An example of a military operation would be US peacekeeping missions and Bosnia support. For this type of scenario, the capability to ramp-up quickly to meet early requirements, as well as sustainment for an extended period of time is essential.

Mobilization - A full-scale military mobilization or a national emergency could increase UGR-A requirements to 2.4M modules within the first 135 days. Normal mobilization strategies provide lead times of at least 30 days to build to the necessary support level. The contractor must have the ability to support this increased level of supply for an extended period of time.

The above mobilization requirements are based on estimates. As the surge requirement determination process for this ration is redefined, the government reserves the right to incorporate those changes into this contract.

H – 2        252.217-7001, SURGE OPTION (AUG 1992)    DFARS

(a)          General. The Government has the option to-

(1)          Increase the quantity of supplies or services called for under this contract by no more than  *  percent; and/or

* To be determined at the time this option is exercised. However, the maximum quantity which may be acquired will not exceed the parameters set forth in paragraph (c)(3) of this clause.

(2)          Accelerate the rate of delivery called for under this contract, at a price or cost established before contract award or to be established by negotiation as provided in this clause.

(b)         Schedule.

(1)          When the Production Surge Plan (DI-MGMT-80969)~is included in the contract, the option delivery schedule shall be the production rate provided with the Plan. If the Plan was negotiated before contract award, then the negotiated schedule shall be used. **

** The offeror must submit a company profile and surge production data online through the Defense Supply Center Philadelphia’s Subsistence Planning Integrated Data Enterprise Readiness System (SPIDERS) website at https://dscp362.dscp.dla.mil/spiders/home.htm. A printed copy of the company profile and the “Committed Time-Phased Surge” production data must also be returned with this solicitation. This information shall be the Production Surge Plan under the contract, and the contractor shall be obligated to accelerate deliveries under the terms of this clause up to the quantities entered in the Production Surge Plan. (Note: The contract Production/Delivery Surge Plan has been defined in the contractor proposal but is not published herein for national security reasons).

UGR-A Rations	0-45 days	46-75	76-105	106-135	136-165	166-195
Cold Base
Warm Base
Requirements	112,129	501,382	774,481	1,046,821	1,150,471	899,550

(2)          This paragraph has been deleted.

(3)          The Contractor shall not revise the option delivery schedule without approval from the Contracting Officer.

(c)             Exercise of Option.

(1)        The Contracting Officer may exercise this option at any time before acceptance by the Government of the final scheduled delivery.

(2)         The Contracting Officer will provide a preliminary oral or written notice to the Contractor stating the quantities to be added or accelerated under the terms of this clause, followed by a contract modification incorporating the transmitted information and instructions. The notice and modification will establish a not-to-exceed price equal to the highest contract unit price or cost of the added or accelerated items as of the date of the notice.

(3)          The Contractor will not be required to deliver at a rate greater than the maximum sustainable delivery rate under paragraphs (b)(1) of this clause, nor will the exercise of this option extend delivery more than 24 months beyond the scheduled final delivery.

(d)         Price Negotiation.

(1)          Unless the option cost or price was previously agreed upon, the Contractor shall, within 30 days from the date of option exercise, submit to the Contracting Officer a cost or price proposal (including a cost breakdown) for the added or accelerated items.

(2)          Failure to agree on a cost or price in negotiations resulting from the exercise of this option shall constitute a dispute concerning a question of fact within the meaning of the Disputes clause of this contract. However, nothing in this clause shall excuse the Contractor from proceeding with the performance of the contract, as modified, while any resulting claim is being settled.

H-3                            OCONUS SHIPMENT REQUIREMENTS

1.               STATUS OF FORCES AGREEMENTS (SOFA)

Shipments to defense forces in foreign countries are governed by the applicable SOFA with that country. These SOFAs can have specific terms and conditions regarding issues such as items that can be imported, volume of import, mode of shipment, import restrictions, etc. Each SOFA with each country may require different terms and conditions.

In accordance with the SOFA, product delivered to the U. S. Armed Forces, and identified for “U.S. Armed Forces”, is not subject to duties, inspections, custom charges and taxes. Therefore, all products meant for and delivered to U.S. activities under the contract must have been shipped from the U.S. in containers separate from any product shipped for the Contractor’s commercial customers. The Contractor will be responsible for identifying all products shipped for “U.S. Armed Forces” and, further, be responsible for all necessary customs documentation.

Be advised that customs requirements for other countries may be required due to logistical routing of shipments overseas.

2.               DOCUMENTATION - The Contractor is responsible for all export and import documentation required to ship products through ports to the country of destination, including, but not limited to the following:

CUSTOMS DOCUMENTS

MANIFESTS

INSPECTION CERTIFICATIONS

TRANSPORTATION DOCUMENTS

PHOTOSANITARY CERTIFICATES

HEALTH CERTIFICATES

WHOLESOMENESS CERTIFICATES

NOTE 1: Offerors are advised to acquire specific country requirements through the USDA Export website, http://www.fsis.usda.gov:80/OFO/export/explib.htm. Contractors must ensure that OCONUS Certification is obtained for each country that the UGR-A perishable containers will arrive at or travel through during the shipping process.

NOTE 2: It is the offeror’s responsibility to contact the local USDA FSIS Area Office to arrange for and obtain proper certification signed by the responsible USDA FSIS Official.

NOTE 3: Offerors are advised that all certificates must be original certificates with original signatures.

A.           Fresh/frozen meat, poultry, and uncooked egg items designated for export from the United States must be certified by the U. S. Department of Agriculture (USDA) in accordance with applicable USDA Food Safety Inspection Service Directives and Notices. Products delivered to Port of Embarkation without the required and properly executed certificate(s) will be rejected. Accordingly, the Contractor shall furnish the proper USDA certificates including, but not limited to the following:

FSIS Forms:

9060-5 - For All Shipments for Export

9220-4 - For Shipments of Meat and Meat Products to Germany

9220-1 - For Shipments of Poultry and Poultry Products to Germany

9180-1 - For All Shipments of Meat and Meat Products to EEC (European

Economic Community) Member Nations

9180-2 - EEC Public Health Certificate

PY200 - Egg Products Inspection and Grading Certificate

B.             These certificates should bear a “Consigned to” address as follows:

U. S. MILITARY FORCES or U. S. ARMED FORCES

C.             All costs associated with issuance of the required certificate(s) shall be borne by the Contractor.

D.            The Contractor will distribute the required certificate(s) at Contractor’s expense as follows:

(1)          One (1) copy shall be placed inside the van together with other required documents, and attached conspicuously to one or more of the packages visible immediately upon opening the van.

(2)          One (1) copy, along with other shipping documents shall be placed in a waterproof, plastic document packet, and sealed with moisture resistant tape. The packet shall be securely affixed to a protective area outside the van on the rod above the left door handle.

(3)          One (1) copy, in an envelope conspicuously marked: “Contains Health Certificates”, shall be mailed via Express Mail - International Service, at time of shipment to the Overseas Port of Debarkation (POD).

H-4 Radio Frequency (RF) Tag Requirements for OCONUS Shipments

The contractor shall prepare and affix RF Tags to shipment containers, for all OCONUS shipments, and special CONUS training exercises as directed, in accordance with the following RADIO FREQUENCY (RF) TAG REQUIREMENTS:

I.                 DEFINITIONS

A.           RF TAG: A small radio transceiver that can store user defined data in nonvolatile, read/write memory, and can be monitored and controlled by other devices. RF tags may be “active” which contain their own power source or “passive” which receive their power from an interrogator by radio frequency (RF) transmission

B.             RF INTERROGATOR: Electronic device used to detect, “read” and “write” specific information on a RF tag

C.             RF RETRIEVER COMPUTER: An industrial computer configured to receive signals, via data cable from the RF Interrogator, and “upload” RF Tag information via a phone line to destination server. It has no monitor or keyboard.

D.            RF LAPTOP WRITE STATION COMPUTER: A “laptop” computer configured to “write” tags in conjunction with a RF Interrogator.

E.              RF WRITE SOFTWARE: The Government-owned software used in conjunction with RF equipment to gather RF tag data on military-sponsored shipments and report information for compilation in Government databases on regional servers for In-Transit Visibility.

F.              TAG DOCKING STATION: An electronic device used to transmit data electronically from the laptop computer to the RF tag.

II.             GENERAL INFORMATION

A.           It is the objective of the Government to use RF Technology for all Class I (Food) containers going OCONUS in order to maintain Total Asset Visibility (TAV) of subsistence on the battlefield. The Army has incorporated RFID Technology into its Joint Vision 2010 Focused Logistics Program.

B.             The RF application software to be used for RF tagging of OCONUS shipments is Government-owned. The Government shall provide the RF Write software and technical services required to facilitate implementation of RF tagging of shipments. This includes surveying the Contractor/Supplier (hereinafter the “Contractor”) site for RF site preparation, installation and testing of hardware and software, installation of communications software interfaces to Government servers, and training vendor personnel to use the integrated software and hardware composing the RF tag “write” and “read” capabilities. The Government points of contact (POC) for acquiring the RF software and technical services are: Mr. Thomas Kershaw, 703-805-5025, thomas.kershaw@hqda.army.mil, or MAJ Sam Davis, 703-614-6405, samuel.davis@hqda.army.mil.

III.  RF EQUIPMENT AND EQUIPMENT SUPPORT

A.            HARDWARE:

All RF equipment will be Government-Furnished Property (GFP). The Contractor shall contact and coordinate with the Government POCs for the delivery, installation and configuration of the RF Computers and RF Interrogator units, for initial inventory of RF tags, and for any other assistance or advice required.

Note: FAR clause 52.245-4, Government Furnished Property (Short Form) shall apply to all GFP provided to the Contractor.

1.               RF Retriever Computer:

Each Contractor will be supplied with one (1) RF Retriever Computer. The computer will have RF read software installed and has no keyboard and no monitor. It will automatically receive data from the RF interrogator and forward it to a regional server using a telephone line (toll-free number) to be provided by the Contractor.

2.               RF Laptop Write Station:

Each Contractor will be supplied with one (1) RF laptop computer configured with RF Write software. Connected with a RF Interrogator or a Tag Docking Station, this unit enables the Contractor to write shipment information to RF tags, and to up-load the written tag data to a regional server using a telephone line (toll-free number) to be provided by the Contractor.

3.               RF Interrogators:

Each Contractor will be supplied with RF Interrogators required for visibility of shipments as they enter and leave the contractor facility. The number of interrogators required will be determined during the site survey. The contractor may also be supplied with an RF interrogator for the RF laptop write station unless an RF tag docking station is utilized to write the tags.

4.               RF Tags:

The RF Tag model 410 is an “active” tag with its own database engine and file system. It features 128 bytes of read/write memory and supports tag-initiated communication triggered by system sensors. It is hermetically sealed, waterproof, and able to withstand the shock and vibration of transportation. One (1) RF Tag model 410 is required for each container shipment. The initial inventory of RF Tags shall be provided by the Government for use on Government-sponsored shipments.

B.            SOFTWARE:

The Government will furnish all application software, and perform all actions required to install and test software, and then train Contractor personnel to use software and equipment to perform required RF tag activities.

C.  RF INFRASTRUCTURE SUPPORT:

1.               The Government shall coordinate and conduct a site survey of the vendor facility for installation of the RF equipment. The Contractor shall provide and prepare physical locations for RF equipment in accordance with the site survey.

2.               The Contractor will provide the following infrastructure for the RF interrogator “read” station:

a.               Mounting of a (GFP) bracket plate to support the RF Interrogator. The Government shall provide the bracket to the Contractor as GFE.

b.              Installation of an un-switched 110VAC or 220VAC (as required) receptacle within two feet of the interrogator mount.

c.               Installation of conduit or pathway for running of a data cable between the RF Interrogator and the RF Retriever Computer.

d.              Shelf space for the RF Retriever Computer and installation of an un-switched 110VAC or 220VAC receptacle within two feet.

e.               Installation of a telephone line near the RF Retriever Computer capable of dialing a toll-free number.

3.               The Contractor will provide the following infrastructure for the RF laptop write station:

a.               Shelf space with a 110VAC receptacle within two feet of the RF laptop write station location.

b.              A telephone line near the RF laptop write station capable of dialing a toll-free number. The telephone line can be the same telephone line as installed in paragraph 2.5 above.

4.               The Government shall install and test RF equipment after the supplier has completed site preparation work. The vendor shall provide assistance to the equipment installation team to facilitate installation and testing and to insure access to RF equipment locations.

IV. PROCEDURES

A.           Each Contractor shall input data, or “write”, one RF tag for each OCONUS container load, or CONUS container when directed by the DSCP/E Item Manager, and affix the RF tag to the Container by the most secure method available, behind the locking bars. Each RF tag shall be written to contain the data attached, formatted as specified by the data definition for the 128k RF tag. The Government will provide training for contractor personnel to “write” the data to tags, and to “read” and upload tag data upon shipment container departure from contractor location. The data format is in the Operational Prototype Total Asset Visibility, TIPS-Write Import Document, 09 Sep 02, at attachment 1.

B.             The Contractor shall be responsible for replenishing and maintaining its inventory of RF tags. The replenishment RF tags will be provided as Government furnished property (GFP), at no cost to the Contractor. Note however, that the Contractor shall be fully liable for any/all loss or damage of RF Tags in their posession. The Contractor shall obtain its replenishment RF Tags from the following DDC Management Center for RFID Tags:

Defense Distribution Depot Susquehanna, PA
POC:	Dennis Kochert
dennis.kochert@dla.mil
(717) 770-8977
DSN: 771-8977
Alternate POC: LaDean Smith
ladean.smith@dla.mil
(717) 770-4857
DSN: 771-4857

OCONUS Contractors shall remove all RF Tags affixed to containers delivered from CONUS origin, and retain for re-use. When the RF tag is removed from the container, the contractor shall invert the battery to deactivate the tag until it is ready for re-use. The removed/retained Tag(s) should be reported on the Monthly RF Tag Inventory Log described in para. D below. Quantities of RF tags over the amount needed for normal operations will be stored until collected by field service engineers during regular RF maintenance visits.

C.             Maintenance of GFP Hardware/Software: The Contractor shall promptly and directly contact the following for any maintenance/repair required for any RF Tag GFP hardware or software:

CONUS:         Mr. Harry Meisell, 703-620-7064 or Mr. John Waddick, (703) 339-4400 X110 or

Mr. Tom Kershaw, (703) 339-4400 X113

Germany:         USAREUR Help Desk, 011-49-621-4877232

Southwest Asia:  Mr. Byers (Den) Coleman or Major Carter Corsello, available only thru e-mail at byers.coleman@kuwait.army.mil and Carter.Corsello@kuwait.army.mil

D.            The Contractor shall maintain a log for its inventory/use of RF Tags. The RF Tag Inventory Log shall, at a minimum, contain the following information and dates: initial inventory; detail of each RF Tag shipped (e.g. RF Tag serial #, container #, TCN, date shipped, destination); detail of any RF Tag returned to the RFID Mgmt Center; replenishment quantity, on-hand inventory. In addition note any RF Tags that are damaged or unserviceable. OCONUS Contractors shall include and detail RF Tags removed/retained from CONUS containers (e.g. RF Tag serial #, container #, TCN, origin,). This information shall be promptly provided by the Contractor on a monthly basis (the first week of each month) to the Contracting Officer or authorized Contracting Officer’s Representative (COR), Mr. John Waddick, (703) 339-4400 X110 or Mr. Tom Kershaw, (703) 339-4400 X113, Program Executive Office, Enterprise Information Systems, Product Manager for Automatic Identification Technology (PEO EIS, PM AIT

E.              Upon request of the Contracting Officer, or COR, the Contractor shall promptly return any, or all, GFP RF Tags to the DDC RFID Management Center above. The Contractor shall prepare RF Tags for shipment as directed by the Government POCs, and shall make such shipment to the DDC Mgmt Center at its own expense. The Government will not make payment for any return shipments.

1 Reference:  Operational Prototype Total Asset Visibility, TIPS-Write Import Document, 09 Sep 02.

H-5  Non-Manufactured Wood Packing, Packaging and Pallet Material Restrictions for Shipment in and/or through the European Union

All wooden pallets and wood containers produced entirely or in part of non-manufactured softwood species shall be constructed from Heat Treated (HT to 56 degrees Centigrade for 30 minutes) coniferous material and certified accordingly by an accredited agency recognized by the American Lumber Standards Committee, Incorporated (ALSC) in accordance with the latest revision of ALSC Non-manufactured Wood Packing Policy, and Non-manufactured Wood Pacing Enforcement Regulations (see URL http://www.alsc.org). All wooden pallets and containers produced entirely of non-manufactured hardwood species shall be identified by a permanent marking of “NS-US,” 1.25 inches or greater in height, accompanied by the CAGE code of the pallet/container manufacturer and the month and year of the contract. On pallets, the marking shall be applied to the stringer or block on diagonally opposite sides of the pallet and be contrasting and clearly visible. On containers, the marking shall be applied on a side other than the top or bottom, contrasting and clearly visible.

H-6      MSL Requirement for OCONUS Shipments

52.211-9010 MILITARY SHIPPING LABEL (MSL) REQUIREMENTS – MIL-STD–129P (MAR 2004) – DLAD

(a)                MIL-STD-129, Revision P, dated December 15, 2002, establishes the requirement for Contractors that ship packaged materiel to the Government to provide both linear and two-dimensional (2-D) bar coding on military shipping labels (MSLs) (but see exceptions in paragraph (d)). The new requirements apply to all shipments, which includes either depot (DLA-Direct) or DVD (Customer-Direct) shipments. Linear (Code 3 of 9 or Code 39) bar codes continue to be required on interior packages (unit and intermediate packages) for the National Stock Number (NSN) and, when applicable, the serial number; and on shipping containers and palletized unit loads for the NSN, Contractor and Government Entity (CAGE) Code, contract number and, when applicable, the serial number. The new requirements do not apply to delivery orders when the basic contract has not been modified to require MIL-STD- 129P.

(b)               The new MSL replaces former DD Form 1387 and is illustrated in Figures 2a and 2b of MIL-STD-129P. The MSL requires Code 3 of 9 or Code 39 linear bar codes for the Transportation Control Number (TCN), piece number and DoDAAC for the ultimate consignee or mark-for address. The 2-D bar code on the MSL must contain the document (requisition) number, NSN, Routing Identifier Code (RIC), Unit of Issue, Quantity, Condition Code, and Unit Price, which are ordinarily included on the DD Form 250 or the DD Form 1348-1A. MIL-STD-129P provides numerous illustrations of what must be bar-coded and the recommended placement of the bar code. When the contract omits any data element required to be bar-coded, the field should be zero-filled.

(c)                MIL-STD-129P, sources for conforming labels, and related information are available on the DLA Packaging Web Site at URL: http://www.dscc.dla.mil/offices/packaging/specstdslist.html#STDs.

(d)               This clause does not apply to –

(1)          Subsistence items procured through full-line food distributors (prime vendors), “market ready” type items such as fresh milk, ice cream, and other fresh dairy products, fresh bread and other fresh bakery products, and all fresh fruits and vegetables, shipped within the Continental United States (CONUS) to customers within CONUS;

(2)          Any item for which ownership remains with the vendor until the item is placed in designated locations at the customer location prior to issuance to the customer. Government control begins upon placement of the item by the vendor into the designated location or issuance from the designated location by vendor personnel (i.e., the vendor is required to stock bins at the customer location and/or issue parts from a vendor controlled parts room); or

(3)          Bulk purchases of petroleum, oil and lubricant products delivered by (1) pipeline; or (2) tank car, tanker and tank trailer for which the container has (i) a capacity greater than 450 L (119 gallons) as a receptacle for a liquid; (ii) a maximum net mass greater than 400 kg (882 pounds) and a capacity greater than 450 L (119 gallons) as a receptacle for a solid; or (iii) a water capacity greater than 454 kg (1000 poinds) as a receptacle for a gas.

NOTES: In bar code element 1 above, the Document Number consists of a 14-character (15 characters when a suffix is included) alphanumeric code. It may be listed on a contract/award as the Requisition Number, Transportation Control Number (TCN), etc.

In bar code element 2 above, the NSN will appear as a 13-digit code without the dashes.

In bar code element 3 above:

The RIC for each procuring activity is as follows:

S9C - Defense Supply Center Columbus - Construction

S9E - Defense Supply Center Columbus – Electronics

S9F - Defense Energy Support Center

S9G - Defense Supply Center Richmond

S9I - Defense Supply Center Philadelphia – General and Industrial

S9T - Defense Supply Center Philadelphia - Clothing and Textiles

S9M - Defense Supply Center Philadelphia – Medical Materiel

S9P - Defense Supply Center Philadelphia – Perishable Subsistence

S9S - Defense Supply Center Philadelphia – Semi-perishable Subsistence

The appropriate unit of issue (U/l) will appear as a two digit alpha character.

The quantity will appear as a five-position number, including zero fillers on the left.

The above will be followed by an “A” and eight zeros, (i.e. “A00000000”)

NO SPACES SHALL SEPARATE THE INDIVIDUAL DATA ELEMENTS WITHIN EACH LINE.

A copy of ISO/IEC-16388 is available from:

The American National Standards Institute
25 West 43rd Street

New York, NY 10036

or through www.ansi.org or www.iso.ch.

(End of clause)

52.212-4 CONTRACT TERMS AND CONDITIONS – COMMERCIAL ITEMS (OCT 2003)

NOTE: Any addendum to original clauses will first be marked with the word “ADDENDUM”, followed by any changes or additional text, which will be italicized.

(a)                Inspection/Acceptance.

The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights–

(1)          within a reasonable time after the defect was discovered or should have been discovered; and

(2)          before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

ADDENDUM and (3) in accordance with the warranty provisions of the contract.  Supplies acquired through this acquisition will be inspected for all terms and conditions set forth in the resulting contract and Acceptance will take place at destination, unless otherwise specified. See Statement of Work, Section E, for contractor quality systems and inspection requirements for Government verification inspection at origin provisions

(b)                Assignment.

The Contractor or its assignee may assign its rights to receive payment as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)                Changes.

Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

ADDENDUM: except that the Government may make unilateral changes under FAR Clause 52.243-1 Changes, Fixed Price (Aug 1987).

(d)                Disputes.

This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)                Definitions.

The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)                  Excusable Delays.

The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)               Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN) The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A)                  The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)                    If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232- 34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.

(C)                    EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h)               Patent Indemnity.

The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)                  Payment.

(1)          Items Accepted.

Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2)          Prompt Payment.

The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR part 1315.

(3)          Electronic Funds Transfer (EFT).

If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4)          Discount.

In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5)          Overpayments.

If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.

ADDENDUM: Far CLAUSE 52.232 – 25, Prompt Payment (Feb 2002) is applicable to all delivery orders. In accordance with paragraph (a)(2)(A) of the Prompt Payment clause, UGR-A rations shall be considered meat food product and the due date for making invoice payments should be not later than the 7th day after product delivery or receipt of invoice, whichever is later.

(j)                  Risk of Loss.

Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)          Delivery of the supplies to a carrier, if transportation is f.o.b. origin, or

(2)          Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k)              Taxes.

The contract price includes all applicable Federal, State, and local taxes and duties.

(l)                  Termination for the Government’s Convenience.

The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m)            Termination for Cause.

The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n)               Title.

Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o)                Warranty.

The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract. ADDENDUM: Clause 52.246-9P36, Warranty of Supplies (Commercial ltems)(JAN 1992) DPSC is incorporated in the resultant contract.

(p)                Limitation of Liability.

Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q)                Other Compliances.

The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r)                Compliance with Laws Unique to Government Contracts.

The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s)                Order of Precedence.

Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1)                   the schedule of supplies/services;

(2)                   the Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause;

(3)                   the clause at 52.212-5;

(4)                   addenda to this solicitation or contract, including any license agreements for computer software;

(5)                   solicitation provisions if this is a solicitation;

(6)                   other paragraphs of this clause;

(7)                   the Standard Form 1449;

(8)                   other documents, exhibits, and attachments; and

(9)                   the specification.

(t)                  Central Contractor Registration (CCR).

(1)                   Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)                   (i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of Subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(2)          The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that

(3)          Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4)                   Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

Entry Into Plant: The Contracting Officer or any Government personnel designated by him shall be permitted entry into the Contractor’s and Subcontractor’s plants at anytime during the effective period of the contract. Except for inspection services, the Contracting Officer shall give prior notice of the purpose of the meeting and shall furnish dates of the visit.

Unsatisfactory Reports – Complaints regarding product or service acceptability received during this procurement may be used as a factor for the Contracting Officer to discontinue orders under the contract and in determining the acceptability of the contractor as a supplier on future procurements.

52.208-9 Contractor Use of Mandatory Sources of Supply or Services (Feb 2002)

(a)          Certain supplies or services to be provided under this contract for use by the Government are required by law to be obtained from the Committee for Purchase From People Who Are Blind or Severely Disabled (the Committee) under the Javits-Wagner-O’Day Act (JWOD) (41 U.S. C. 48). Additionally, certain of these supplies are available from the Defense Logistics Agency (DLA), the General Services Administration (GSA), or the Department of Veterans Affairs (VA). The Contractor shall obtain mandatory supplies or services to be provided for Government use under this contract from the specific sources indicated in the contract schedule.

(b)         The Contractor shall immediately notify the Contracting Officer if a mandatory source is unable to provide the supplies or services by the time required, or if the quality of supplies or services provided by the mandatory source is unsatisfactory. The Contractor shall not purchase the supplies or services from other sources until the Contracting Officer has notified the Contractor that the Committee or a JWOD central nonprofit agency has authorized purchase from other sources.

(c)          Price and delivery information for the mandatory supplies is available from the Contracting Officer for the supplies obtained through the DLA/GSA/VA distribution facilities. For mandatory supplies or services that are not available from DLA/GSA/VA, price and delivery information is available from the appropriate central nonprofit agency. Payments shall be made directly to the source making delivery. Points of contact for JWOD central nonprofit agencies are:

(1)                     National Industries for the Blind (NIB)

1901 North Beauregard Street, Suite 200

Alexandria, VA 22311-1705

(703) 998-0770

(2)                     NISH

2235 Cedar Lane
Vienna, VA 22182-5200

(703) 560-6800

A.  Under the terms and conditions of the above clause, the UGR-A contractor shall:

1.              Order all UGR-A dining packets (25 packets per poly bag, LSN: 7360-01-E10-0113), from L C Industries, Inc., POC: Vicky White, 1-800-647-2468 and UGR-A trash bags (4 count, NSN: 8105-01-521-6616) from Envision, Inc., POC Barney Macari, 316-267-2244 in a timely fashion. Note: The UGR-A contractor is authorized to purchase dining packets and trash bags from a commercial source upon notification of non-availability of said dining packets or trash bags from the NIB agency, or upon receipt of dining packets or trash bags of unacceptable quality. Notify National Industries for the Blind immediately when a commercial procurement is made. Information shall include the quantity purchased as well as the reason for the purchase. Point of contact is Ms. Mary Johnson, Area Code (703) 578-6512.

2.               Submit written monthly reports to DSCP within the first week of the month following any commercial dining packet procurements. It is to include the quantities ordered (for each order), the date of order, and the date of delivery, and the reason for commercial purchase.   Negative reports are not required.

3.               PRICING INFORMATION:

DINING PACKETS: The FOB Origin price for the bag of Dining Packets (7360-01-E10-0113) is $3.20 per bag, or $0.128 per packet, for less than truckload quantity of 16,380 bags. The F.O.B. destination price for truckload quantities shall be $3.30 per bag, or $0.1320 per packet.

TRASH BAGS: $.65 FOB origin for quantities less than 10,000;

$.70 LTL FOB destination of quantities from 10,000 to 20,000;

$.69 TL FOB destination of quantities greater than 20,000

C.  DELIVERY INFORMATION:

1.               Initial order will have a 30-day after receipt of order (ARO).

2.               Any additional orders will have a 7-day ARO.

52.216-22                                                                                        Indefinite Quantity (Oct 1995)

(a)                This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)                  Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

(c)                   Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)                  Any order issued during the effective period of this contract, and not completed within that period, shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 30 days of expiration of the contract period.

52.216-8                                                                                               Ordering (Oct 1995)

(a)                   Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of award through date of contract expiration.

(b)                  All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c)                   If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

52.216-9P06 Delivery Order Limitations (Jan 1992) DSCP

(a)          Minimum order. When the Government requires supplies covered under this contract in an amount less than 1 ration module, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies under the contract.

(b)         Maximum order: The Contractor is not obligated to honor -

(1)          Any order for a single item in excess of see table modules per site.

(2)          Any order for a combination of items in excess of see table modules per site.

(3)          A series of orders from the issuing office within       * days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c)          If this is a requirement contract (i.e., includes the requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the government is not required to order a part of any one requirement from the contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d)         Notwithstanding paragraphs (b) above, the contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order(s) is returned to the ordering office within see table after issuance, with written notice stating the contractor’s intent not to ship the item called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(e)          The delivery order(s) shall specify delivery(ies) no less than see table from the date of issuance of the delivery order. Changes and/or cancellations to delivery order(s) may be made by giving the contractor no less than see table notice to be computed from time of receipt by the Contractor of the written or oral change(s) or cancellation(s).

West Region

Item	Maximum Order Quantity [(b) above]	Order Leadtime [(e) above]	Order Change Period [(e) above]	Order Return Period [(d) above]

Any Single Breakfast	1,500	5 days	2 days	24 hours
Any Single Dinner	750	5 days	2 days	24 hours
Any Combination	21,000	5 days	2 days	24 hours

Alaska

Item	Maximum Order Quantity [(b) above]	Order Leadtime [(e) above]	Order Change Period [(e) above]	Order Return Period [(d) above]

Any Single Breakfast	1,500	21 days	2 days	24 hours
Any Single Dinner	750	21 days	2 days	24 hours
Any Combination	21,000	21 days	2 days	24 hours

Hawaii

Item	Maximum Order Quantity [(b) above]	Order Leadtime [(e) above]	Order Change Period [(e) above]	Order Return Period [(d) above]

Any Single Breakfast	96	5 days	2 days	24 hours
Any Single Dinner	48	5 days	2 days	24 hours
Any Combination	1,344	5 days	2 days	24 hours

NOTE: The period for changes/cancellation(s) to delivery orders is calculated from the time of issuance of the Delivery Order.

52.217-9P12 OPTION FOR INDEFINITE-DELIVERY, INDEFINITE-QUANTITY CONTRACT TERM

EXTENSION (AUG 2002) DSCP

(a)                Acceptance of the option provision(s)/clauses contained herein is mandatory. Failure to indicate acceptance of the option by annotating the offeror’s option price in the schedule or elsewhere in the solicitation will be deemed non-acceptance of the option and may result in rejection of the offeror’s entire bid/proposal.

(b)               Offerors may offer options at unit prices which differ from the unit prices for the base ordering period. These prices may vary with the quantities actually ordered and the dates when ordered.

(c)                The contracting officer may extend the term of this contract for three(3) additional two(2) year period(s) by written notice to the contractor within the time specified in the schedule; provided that the contracting officer shall give the contractor a preliminary written notice of intent to extend at least 60 days before expiration of the contract. The preliminary notice does not commit the government to an extension.

(d)               Performance under the option period shall continue at the same performance level specified for the basic contract.

(e)                The option to extend the term of the contract shall be exercised not later than three (3) days before the expiration date of the contract.

(f)                  The option is deemed exercised when mailed or otherwise furnished to the contractor.

(g)               If the contracting officer exercises this option, the extended contract shall be considered to include this option clause and the minimum and maximum quantities specified in the award for that option period will apply.

(h)               The total duration of any options exercised under this clause shall not exceed two years for each option period, or 6 years if all option periods are exercised.

(i)                   The following provisions apply only to negotiated acquisitions:

(1)          If an option has been priced under this solicitation and is to be exercised at time of award of the basic contract, the submission of certified cost or pricing data shall be required prior to award where the combined dollar value of the basic contract and option exceeds $500,000, unless an exemption thereto is appropriate in accordance with FAR 15.403-1.

(2)          Prior to the award of any contract which will contain one or more priced options totaling $500,000 or more, the submission of certified cost or pricing data covering the basic contract and the option(s) shall be required regardless of when the option(s) may be exercised, unless an exemption thereto is appropriate in accordance with FAR 15.403-1.

52.211-9P36   FDA COMPLIANCE (JAN 1992)   DSCP

If any supplies acquired hereunder are recalled under the provisions of the Federal Food, Drug and Cosmetic Act, and regulations thereunder, the contractor shall, at the Government’s option, either reimburse the Government, or repair/replace the recalled supplies. Additionally, the contractor shall notify the Contracting Officer immediately when a firm decides to voluntarily recall or withdraw any product from the marketplace. Upon notification by the Contracting Officer that supplies acquired hereunder have been recalled, the contractor shall either (a) accept certificates of destruction from the Government after the supplies have been properly disposed of, (b) request return of the supplies, or (c) if supplies may be repaired on site without transporting them from their location, furnish all materials necessary to effect repairs. Replacement or reimbursement will be accomplished by the contractor immediately on receipt of certificates of destruction or returned supplies. The costs of replacement or repair of supplies, and transportation and handling costs for movement of returned, replaced or repaired supplies within the continental United States shall be paid for by the contractor. The provisions of this clause are applicable only when the value of the recalled supplies in the possession of the Government amounts to $100 or more. The rights and remedies of the Government provided in this clause are in addition to, and do not limit, any rights afforded to the Government by any other clause in the contract.

52.246-9P31 SANITARY CONDITIONS (JAN 1998) DSCP

(a)          Food Establishments.

(1)          Establishments furnishing food items under DSCP contracts are subject to approval by the Military Medical Service or another agency acceptable to the Military Medical Service. The government does not intend to make any award for, no accept, any subsistence products manufactured or processed in a plant which is operating under such unsanitary conditions as may lead to product contamination or constitute a health hazard, or which has not been listed in an appropriate government directory as a sanitarily approved establishment when required. Accordingly, the supplier agrees that, except as indicated in paragraphs (2) and (3) below, products furnished as a result of this contract will originate only in establishments listed in the “Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement”, published by the U.S. Army Veterinary Command.    Bread and bakery products from an establishment inspected by the American Institute of Baking need not be listed in the “Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement” if the contractor certifies in writing that the establishment is currently in good standing. If the establishment should lose their good standing with the American Institute of Baking, the contractor must notify the contracting officer and provide a new source of supply. Suppliers also agree to inform the contracting officer immediately upon notification that a manufacturing plant is no longer sanitarily approved and/or delisted from another agency’s listing, as indicated in paragraph (2) below. The contracting officer will also be notified when sanitary approval is regained and listing is reinstated.

(2)          Establishments furnishing the products listed below and appearing in the publications indicated need not be listed in the “Directory of Sanitarily Approved Food Establishments”.

(i) Meat and meat products and poultry and poultry products from establishments which are currently listed in the “Meat and Poultry Inspection Directory”, published by the Meat and Poultry Inspection Program AMS, USDA. The item, to be acceptable, shall, on delivery, bear on the product, its wrappers or shipping container, as applicable, the official inspection legend or label of the agency.

(ii) Meat and meat products for direct delivery to military installations within the same state may be supplied when the items are processed under state inspection in establishments certified by the USDA as being equal to federal meat inspection requirements.

(iii) Poultry, poultry products, and shell eggs from establishments listed in the “List of Plants Operating under USDA Poultry and Egg Grading Programs” published by Poultry Programs, Grading Branch, AMS, USDA. Egg products (liquid, dehydrated) from establishments listed in the “Meat and Poultry Directory” published by the Food Safety Inspection Service. All products, to be acceptable, shall, on delivery, bear on the product, its wrappers or shipping container, as applicable, the official inspection legend or label of the agency.

(iv) Fish and fishery products from establishments listed in the “Approved List–Sanitary Inspected Fish Establishments”, published by the U.S. Department of Commerce, National Oceanic and Atmospheric Administration, National Marine Fisheries Service.

(v) Milk and milk products from plants having a pasteurization plant compliance rating of 90 or more, as certified by a state milk sanitation rating officer and listed in “Sanitation Compliance and Enforcement Ratings of Interstate Milk Shippers”, published by the U.S. Public Health Service. These may serve as sources of pasteurized milk and milk products as defined in paragraph N, Section I, Part II of the “Grade ‘A’ Pasteurized Milk Ordinance, 1978 Recommendations of the U.S. Public Health Service”, Public Health Service Publication No. 229.

(vi) “Dairy Plants Surveyed and Approved for USDA Grading Service”, published by Dairy Division, Grading Branch, AMS, USDA.

(vii) Oysters, clams and mussels from plants listed in the “Interstate Certified Shellfish Shippers Lists”, published by the U.S. Public Health Service.

(3)          Establishments furnishing the following products are exempt from appearing in the “Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement”, or other publication, but will remain subject to inspection and approval by the Military Medical Service or by another inspection agency acceptable to the Military Medical Service:

(i) Fruits, vegetables and juices thereof.

(ii) Special dietary foods and food specialty preparations (except animal products, unless such animal products are produced in establishments covered by paragraphs (2)(i), (2)(iii), or (2)(iv) above.

(iii) Food oils and fats (except animal products, unless such animal products are produced in establishments covered by paragraph (2)(i), (2)(iii), or (2)(iv) above.

(iv) foreign establishments whose prepackaged finished items are imported by distributors or brokers into the United States as brand name items and then sold to armed forces procurement agencies for commissary store resale.

(4)          Subsistence items other than those exempt from listing in the U.S. Army Veterinary Command “Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement”, bearing labels reading “Distributed By”, etc., are not acceptable unless the source of manufacturing/processing is indicated on the label or on accompanying shipment documentation.

(5)          When the Military Medical Service or other inspection agency acceptable to the Military Medical Service determines that the sanitary conditions of the establishment or its products have or may lead to product contamination, the contracting officer will suspend the work until such conditions are remedied to the satisfaction of the appropriate inspection agency.

Suspension of the work shall not extend the life of the contract, nor shall it be considered sufficient cause for the contractor to request an extension of any delivery date. In the event the contractor fails to correct such objectionable conditions within the time specified by the contracting officer, the government shall have the right to terminate the contract in accordance with the “Default” clause of the contract.

(b)               Delivery Conveyances.

The supplies delivered under this contract shall be transported in delivery conveyances maintained to prevent contamination of the supplies, and if applicable, equipped to maintain any prescribed temperature. (Semiperishable supplies shall be delivered in a non-refrigerated conveyance.) The delivery conveyances shall be subject to inspection by the government at all reasonable times and places. When the sanitary conditions of the delivery conveyance have led, or may lead to product contamination, or they constitute a health hazard, or the delivery conveyance is not equipped to maintain prescribed temperatures, supplies tendered for acceptance may be rejected without further inspection.

52.246-9P32 FEDERAL FOOD, DRUG AND COSMETIC ACT - WHOLESOME MEAT ACT (JAN 1992) DSCP

(a)          The contractor warrants that the supplies delivered under this contract comply with the Federal Food, Drug and Cosmetic Act and the Wholesome Meat Act, and regulations thereunder. This warranty will apply regardless of whether or not the supplies have been:

(1)                      Shipped in interstate commerce.

(2)                      Seized under either Act or inspected by the Food and Drug Administration or Department of Agriculture.

(3)                      Inspected, accepted, paid for or consumed, or any or all of these, provided however, that the supplies are not required to comply with requirement of said Acts and regulations thereunder when a specific paragraph of the applicable specification directs otherwise and the supplies are being contracted for military rations, not for resale.

(b)         The Government shall have six months from the date of delivery of the supplies to the Government within which to discover a breach of this warranty. Notwithstanding the time at which such breach is discovered, the right is reserved to give notice of breach of this warranty at any time within such applicable period or within 30 days after expiration of such period, and any such notice shall preserve the rights and remedies provided herein.

(c)          Within a reasonable time after notice to the contractor of breach of this warranty, the Government may, at its election:

(1)                      Retain all or part of the supplies and recover from the contractor or deduct from the contract price a sum determined to be equitable under the circumstances;

(2)                      Return or offer to return all or part of the supplies to the contractor in place and recover the contract price and transportation, handling, inspection and storage costs expended therefore, provided that if the supplies are seized under either Act, such seizure, at Government option, shall be deemed a return of supplies within the meaning of this clause and thereby allow the Government to pursue the remedy provided herein. Failure to agree to any deduction or recovery provided herein shall be a dispute of a question of fact within the meaning of the clause of this contract entitled “Disputes.”

(d)         The rights and remedies provided by this clause shall not be exclusive and are in addition to other rights and remedies provided by law or under this contract, nor shall pursuit of a remedy herein or by law either jointly, severally or alternatively, whether simultaneously or at different times, constitute an election of remedies.

52.246-9P36          Warranty Of Supplies (Commercial Items) (Jan 1992) DSCP

(a)          DEFINITIONS

Acceptance as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing supplies, or approves specific services as partial or complete performance of the contract. Correction, as used in this clause, means the elimination of a defect. Supplies, as used in this clause, mean the end item furnished by the contractor under the contract. The word does not include data.

(b)          CONTRACTOR’S OBLIGATIONS

(1)          Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for six months after receipt of supplies at destination or, in the case of supplies required to bear an expiration date, for the expiration dating period indicated in the labeling thereof, all supplies furnished:

(i)             Are of a quality to pass without objection in the trade under the contract description;

(ii)          Are fit for the ordinary purposes for which the supplies are used;

(iii)  Are within the variations permitted by the contract, and are of an even kind, quality and quantity within each unit and among all units;

(iv)      Are adequately contained, packaged, and marked as the contract may require; and

(v)         Conform to the promises or affirmations of fact made on the container.

(2)          When return of the supplies to the contractor and redelivery, if applicable, is required, transportation charges and responsibility for the supplies while in transit shall be borne by the contractor. Contractor shall also be liable for:

(i) Handling costs and incidental charges incurred by the Government in the preparation of the above described supplies for return to the contractor and in return of said supplies to storage, after redelivery by the contractor; and

(ii) For cost of Government examination of the corrected or replaced supplies computed and charged at the flat rate of $49.28 per hour.

(3)          Any supplies or parts thereof, corrected or furnished in replacement under this clause, shall also be subject to the terms of this clause to the same extent as supplies initially delivered. The warranty, with respect to supplies or parts thereof, shall be equal in duration to that in paragraph (b)(I) of this clause and shall run from the date of receipt of the corrected or replaced supplies at destination.

(c)          REMEDIES AVAILABLE TO THE GOVERNMENT.

(1)          The contracting officer shall give written notice to the contractor of any breach of warranties in paragraph (b)(1) of this clause within one month of such discovery and no later than 7 months from receipt of supplies at destination or, in the case of supplies required to bear an expiration date, no later than one month allowing the expiration date indicated in the labeling.

(2)          Conformance of supplies or parts thereof subject to warranty action shall be determined in accordance with the inspection and acceptance procedures contained in the contract except as provided herein. If the contract provides for sampling, the contracting officer may group any supplies delivered under this contract. The size of the sample shall be that required by the sampling procedure specified in the contract for the quantity of supplies on which warranty action is proposed, except when projecting sampling results. Warranty sampling results may be projected over supplies in the same shipment or other supplies contained in other Shipments even though all of such supplies are not present at the point of reinspection and regardless of whether such Supplies have been issued or consumed, provided

(3)          the supplies from which the samples were drawn are reasonably representative of the quantity on which warranty action is proposed, and

(4)          the defects found in the sample size are sufficient to reject the quantity of supplies on which warranty action is proposed, even though the sample size may be less than that required for such quantity.

The original inspection lots need not be reconstituted, nor shall the contracting officer be required to use the same lot size as on original inspection Within a reasonable time after the notice, the contracting officer may exercise one or more of the following options; and also, following the exercise of any option, may unilaterally change it to one or more of the other options set forth below:

(i)             Require an equitable adjustment in the contract price for any supplies or group of supplies;

(ii)          Screen the supplies grouped under this clause at contractor’s expense and return all nonconforming supplies to the contractor for correction or replacement;

(iii)  Require the Contractor to screen the supplies at depots designated by the Government within the Continental United States and to correct or replace all nonconforming supplies;

(iv)      Return any supplies or groups of supplies under this clause to the contractor (irrespective of the f o b. point or the point of acceptance) for screening and correction or replacement;

(v)         Return or hold for Contractor s account any supplies or group of supplies delivered hereunder, whereupon the contractor shall repay the contract price paid therefor in such event, the Government may reprocure similar supplies on such terms and in such manner as the Contracting officer may deem appropriate, and charge to the contractor the additional cost occasioned the Government thereby.

52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (OCT 2003)[DEVIATION]

(a)                The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).

(b)                The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒	(1)	52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
☐	(2)	52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 2402).
☒	(3)	52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
☐	(4)(i)	52.219-5, Very Small Business Set-Aside (JUN 2003) (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).
☐	(4)(ii)	Alternate I (MAR 1999) of 52.219-5.

☐	(4)(iii)	Alternate II (JUN 2003) of 52.219-5.
☐	(5)(i)	52.219-6, Notice of Total Small Business Set-Aside (JUN 2003) (15 U.S.C. 644).
☐	(5)(ii)	Alternate I (OCT 1995) of 52.219-6.
☐	(6)(i)	52.219-7, Notice of Partial Small Business Set-Aside (JUN 2003) (15 U.S.C. 644).
☐	(6)(ii)	Alternate I (OCT 1995) of 52.219-7
☒	(7)	52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637 (d)(2) and (3)).
☒	(8)(i)	52.219-9, Small Business Subcontracting Plan (JAN 2002) (15 U.S.C. 637 (d)(4)).
☐	(8)(ii)	Alternate I (OCT 2001) of 52.219-9
☐	(8)(iii)	Alternate II (OCT 2001) of 52.219-9
☐	(9)	52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).
☐	(10)(i)

52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUN 2003) (Pub L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐	(10)(ii)	Alternate I (JUN 2003) of 52.219-23.
☐	(11)	52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐	(12)	52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐	(13)	52.222-3, Convict Labor (JUN 2003) (E.O. 11755).
☒	(14)	52.222-19, Child Labor—Cooperation with Authorities and Remedies (SEP 2002) (E.O. 13126).
☒	(15)	52.222-21, Prohibition of Segregated Facilities (Feb 1999).
☒	(16)	52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).
☒	(17)	52.222-35, Equal Opportunity for Special Disabled Veterans,

	Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
☒	(18)	52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
☒	(19)	52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
☐	(20)(i)	52.223-9, Estimate of Percentage of Recovered Material Content for EPA- Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).
☐	(20)(ii)	Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
	Paragraphs (21) through (23) are not applicable and have been deleted.
☐	(24)	52.225-13, Restrictions on Certain Foreign Purchases (OCT 2003)
	(E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
	Paragraphs (25) and (26) are not applicable to DoD acquisitions and have been deleted.
☐	(27)	52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002 (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☐	(28)	52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 225(f), 10 U.S.C. 2307(f)).
☒	(29)	52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).
☐	(30)	52.232-34, Payment by Electronic Funds Transfer–Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).
☐	(31)	52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).
☐	(32)	52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a)
☒	(33)(i)	52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).
☐	(33)(ii)	Alternate I (APR 1984) of 52.247-64.

(c)                The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☐	(1)	52.222-41, Service Contract Act of 1965, as amended (MAY 1989) (41 U.S.C. 351, et seq.).
		Subcontracts for certain commercial services may be exempt from coverage if they meet the criteria in FAR 22.1003-4(c)or (d) (See DoD Class Deviation Number 2000-00006).
☐	(2)	52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐	(3)	52.222-43, Fair Labor Standards Act and Service Contract Act – Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐	(4)	52.222-44, Fair Labor Standards Act and Service Contract Act – Price Adjustment (FEB 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐	(5)	52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (MAY 1989) (41 U.S.C. 351, et seq.).

(d)               Comptroller General Examination of Record.

The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records - Negotiation.

(1)          The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2)          The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)          As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1)                 Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i)                         52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii)                      52.222-26, Equal Opportunity (APR 2002) (E.O. 11246);

(iii)                   52.222-35, Equal Oportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212);

(iv)                  52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793);

(v)                     52.222-41, Service Contract Act of 1965, as amended (MAY 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vi)                  52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2)      While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

— ADDENDUM —

The following provisions/clauses are incorporated by reference:

Number	Title and Date

52.211-14	Notice of Priority Rating for National Defense Use (SEP 1990)
52.211-15	Defense Priority and Allocation Requirement (SEP 1990)
52.211-17	Delivery of Excess Quantities (SEP 1989)
52.247-29	F.O.B. Origin (JUN 1988)
52.247-34	F.O.B. Destination (Nov 1991)
52.247-58	Loading, Blocking, and Bracing of Freight Car Shipments (APR 1984)
52.247-59	F.O.B. Origin - Carload and Truckload Shipments (APR 1984)

252.212-7001  CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (OCT 2003) DFARS

(a)                The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒	52.203-3	Gratuities (APR 1984) (10 U.S.C. 2207)

(b)                The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

☒	252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).
☒	252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).
☐	252.219-7004	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).
☒	252.225-7001	Buy American Act and Balance of Payments Program (APR 2003) 41 U.S.C. 10a-10d, E.O. 10582).
☒	252.225-7012	Preference for Certain Domestic Commodities (FEB 2003) (10 U.S.C. 2533a).
☐	252.225-7014	Preference for Domestic Specialty Metals (APR 2003) (10 U.S.C. 2533a).
☐	252.225-7015	Restriction on Acquisition of Hand or Measuring Tools (APR 2003) (10 U.S.C. 2533a).
☐	252.225-7016

Restriction on Acquisition of Ball and Roller Bearings (APR 2003) (Alternate I) (APR 2003) (10 U.S.C. 2534 and Section 8099 of Pub. L. 104-61 and similar sections in subsequent DoD appropriations acts).

☐	252.225-7021	Trade Agreements (AUG 2003) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).
☐	252.225-7027	Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C.2779).
☐	252.225-7028	Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).
☐	252.225-7036	Buy American Act–North American Free Trade Agreement Implementation Act—Balance of Payment Program (APR 2003) (Alternate I) (APR 2003) (41.U.S.C. 10a-10d and 19 U.S.C. 3301 note).
☐	252.225-7038	Restriction on Acquisition of Air Circuit Breakers (APR 2003) (10 U.S.C. 2534(a)(3)).
☒	252.226-7001	Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (OCT 2003) (Section 8021 of Pub. L. 107-248).
☐	252.227-7015	Technical Data – Commercial Items (NOV 1995) (10 U.S.C. 2320).
☐	252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).
☒	252.232-7003	Electronic Submission of Payment Requests (MAR 2003) (10 U.S.C. 2227).
☒	252.243-7002	Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).
☒	252.247-7023	Transportation of Supplies by Sea (MAY 2002) (Alternate I) (MAR 2000) (Alternate II) (MAR 2000) (Alternate III) (MAY 2002) (10 U.S.C. 2631).
☒	252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c)               In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014	Preference for Domestic Specialty Metals, Alternate I (APR 2003)(10 U.S.C. 2533a).
252.247-7023	Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).
252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

52.212-9000 CHANGES – MILITARY READINESS (MAR 2001) DLAD

The commercial changes clause at FAR 52.212-4(c) is applicable to this contract in lieu of the changes clause at FAR 52.243-1. However, in the event of a Contingency Operation or a Humanitarian or Peace Keeping Operation, as defined below, the contracting officer may, by written order, change—

(1)                 the method of shipment or packing, and

(2)                 the place of delivery.

If any such change causes an increase in the cost of, or the time required for performance, the contracting officer shall make an equitable adjustment in the contract price, the delivery schedule, or both, and shall modify the contract. The contractor must assert its right to an adjustment within 30 days from the date of receipt of the modification.

“Contingency Operation” means a military operation that—

(i) Is designated by the Secretary of Defense as an operation in which members of the armed forces are or may become involved in military actions, operations, or hostilities against an enemy of the United States or against an opposing military force; or

(ii) Results in the call or order to, or retention on, active duty of members of the uniformed services under 10 U.S.C. 688, 12301(a), 12302, 12304, 12305, or 12406, chapter 15 of U.S.C., or any other provision of law during a war or during a national emergency declared by the President or Congress (10 U.S.C. 101(a)(13)).

“Humanitarian or Peacekeeping Operation” means a military operation in support of the provision of humanitarian or foreign disaster assistance or in support of peacekeeping operation under Chapter VI or VII of the Charter of the United Nations. The term does not include routine training, force rotation, or stationing. (10 U.S.C. 2302(8) and 41 U.S.C. 259(d)(2)(B)).

The following ADDITIONAL CLAUSES are set forth in FULL TEXT:

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:

http://www.dla.mil/j-3/j-336/icps.htm OR http://www.dla.mil/j-3/j-336/logisticspolicy/procurementlinks2.htm.

52.209-9P06   RESPONSIBILITY OF OFFEROR (JAN 1992) DPSC

In considering the responsibility of an offeror, the Government reserves the right to determine the responsibility of the offeror’s proposed subcontractor(s) or supplier(s). The same factors shall be used to determine the responsibility of the offeror and its subcontractor(s) or supplier(s). The determination of responsibility of a proposed subcontractor or supplier shall not be construed to relieve the contractor of the sole responsibility of assuring performance of all work under the contract is in strict accordance with its terms and conditions.

52.209-9P07   PRE-AWARD PLANT SURVEY (Jan 1992) DPSC

To determine the responsibility of the prospective contractors, the Government reserves the right to conduct physical surveys of the plants which are to be used in the performance of a contract. In the event the Government is prevented from making such survey by the offeror or its proposed subcontractor, the offer may be rejected. As a part of the pre-award survey, the offeror may be required to obtain from its intended sources of subject, letters confirming availability of components, materials, machinery and tooling.

The following ADDITIONAL PROVISIONS are set forth in FULL TEXT:

ADDENDUM

52.233-9000 AGENCY PROTESTS (SEP 1999) DLAD

Companies protesting this procurement may file a protest 1) with the contracting officer, 2) with the General Accounting Office, or 3) pursuant to Executive Order No. 12979, with the Agency for a decision by the Activity’s Chief of the Contracting Office. Protests filed with the agency should clearly state that they are an “Agency Level Protest under Executive Order No. 12979.” (Note: DLA procedures for Agency Level Protests filed under Executive Order No. 12979 allow for a higher level decision on the initial protest than would occur with a protest to the contracting officer; this process is not an appellate review of a contracting officer’s decision on a protest previously filed with the contracting officer). Absent a clear indication of the intent to file an agency level protest, protests will be presumed to be protests to the contracting officer.

52.233-9001  DISPUTES: AGREEMENT TO USE ALTERNATIVE DISPUTE RESOLUTION (JUN 2001) DLAD

(a)                    The parties agree to negotiate with each other to try to resolve any disputes that may arise. If unassisted negotiations are unsuccessful, the parties will use alternative dispute resolution (ADR) techniques to try to resolve the dispute. Litigation will only be considered as a last resort when ADR is unsuccessful or has been documented by the party rejecting ADR to be inappropriate for resolving the dispute.

(b)                   Before either party determines ADR inappropriate, that party must discuss the use of ADR with the other party. The documentation rejecting ADR must be signed by an official authorized to bind the contractor (see FAR 52.233-1), or, for the Agency, by the contracting officer, and approved at a level above the contracting officer after consultation with the ADR Specialist and with legal counsel (see DLA Directive 5145.1). Contractor personnel are also encouraged to include the ADR Specialist in their discussions with the contracting officer before determining ADR to be inappropriate.

(c)                    If you wish to opt out of this clause, check here ☐. Alternate wording may be negotiated with the contracting officer.

UGR-A 05 Table II

NOTE: Where a brand name is shown in the item description, products must be equal to or better than the salient characteristics of that brand name item.

Also, all products must meet Table I requirements for serving sizes. Sizes/weights are minimums.

For Meat Items, no soy, filler, or added water is permitted unless otherwise specified.

All Portion Control condiments must be packaged in a pouch. Portion control cups are not permitted.

LSN:	MENU COMPONENTS/ ITEM DESCRIPTION (STANDARD) FROZEN MEAT, POULTRY, FISH & EGGS ALL ITEMS ARE REQUIRED FROM AN APPROVED SOURCE
8905-01-E10-1092

BACON, CANADIAN, ROUND, Boil-in-bag, 1 oz slice, Natural juice whole muscle boneless pork loin (IMPS 551), silver skin and all visual fat removed, naturally smoked, 3% max fat, max 1.75% sodium, no liquid smoke or MSG, cured with water, salt, sugar, sodium phosphate and sodium nitrite. (ROSE)

8905-01-E10-0019	BACON, SLICED, FULLY COOKED (CURED OR SMOKED), FZN, 2.5 pound per 150 slices, NAMP 540, prepared from NAMP 539 with a max yield of 40% (Jimmy Dean)
8905-01-E10-1221

BEEFSTEAK, TRI-TIPS, BNLS, FZN, USDA Select or Choice, 9 oz, Marinated, derived from NAMP 185C, Bottom Sirloin Butt, Tri-Tip, no more than ¼” fat, max 15% solution containing Ficin as a tenderizer, No Papain Allowed (Chicagoland 51420 85360)

8905-01-E10-1165	BEEF, POT ROAST, PORTIONED, FULLY COOKED, FZN, derived from NAMPS 116A, USDA Choice beef chuck roll, with seasoning/gravy, 5 oz cooked beefportion, 35-40% gravy by net weight (Chicagoland 51420 83735)
8905-01-E10-0180

BEEF, GRD, PATTIES, FULLY COOKED, FZN, all beef, natural shape hamburger, product derived from 85% lean (raw), charbroiled, 3.8 to 4.0 oz each, not less than 50 count per container, derived from NAMP 1136 only (Zartic)

8905-01-E10-0902

BEEF, MEATBALLS, FULLY COOKED, FZN derived from ground beef, not more than 30% Fat raw, bell peppers, seasonings, onions, breadcrumbs, salt and sodium phosphate. Average 1 oz each not less than 93% beef (Advance)

8905-01-E10-1162

BEEFSTEAK, TRI-TIPS, BNLS, FZN, USDA Select or higher, 5.5 oz, Marinated, derived from NAMP 185C, Bottom Sirloin Butt, Tri-Tip, no more than ¼” fat, max 15% solution containing Ficin as a tenderizer, No Papain Allowed (Chicagoland 51420 85350)

8905-01-E10-1239

CATFISH, BLACKENED, SEARED, FULLY COOKED, PASTEURIZED, FZN, boneless, skinless, farm raised 100% catfish in natural juices with blackened spices and blended oil, individual portions in cryovac multi-packs, boil-in-bag (Cuisine Solutions 3472M)

8905-01-E10-0904	CHICKEN BREAST FILLET, BREADED, FULLY COOKED, IQF, whole muscle, 5 oz each, no more than 25% BREADING (Perdue)
8940-01-E10-1253

CHICKEN, GENERAL TSO SAUCE, VEG & RICE, FULLY COOKED, FZN, separate boil-in-bags for chicken, sauce, vegetables (broccoli, carrots, sugar snap peas), and rice, contains dark chunk chicken, lightly breaded, not more than 1 mm thick breading, min 3 oz chicken per Table I serving (Sunrise Foods)

8905-01-E10-0903	CHICKEN BREAST, FAJITA STRIPS, FROZEN, FULLY COOKED, all white meat, fajita seasoned or marinated, 1/2x1/2x2 min. net length prior to cooking (Tyson -4170-928)
8905-01-E10-1171	CHICKEN, ROTISSERIE STYLE, QUARTERS, FULLY COOKED, marinated chicken quarters coated w/topical seasoning, 4 quarters (2 front, 2 back), min 8 oz per quarter (Perdue)
8940-01-E10-1100	EGG, OMELET, FRZ, CHEDDAR CHEESE, FULLY COOKED, boil-in-bag, 5 omelets per bag, 3.0 oz (.5oz cheddar cheese filling) (Express Eggs by Michael Foods)
8940-01-E10-1102	EGG, OMELET, FRZ, HAM & CHEESE, FULLY COOKED, boil-in-bag, 5 omelets per bag, 3.0oz (.5oz ham & cheese filling) (Express Eggs by Michael Foods)
8940-01-E10-1261	EGG, OMELET, FRZ, VEGETABLE, FULLY COOKED, boil-in-bag, 5 omelets per bag, 3.5 oz, contains Swiss cheese and vegetables (tomatoes, mushrooms, green peppers, spinach, zucchini, onion) (Echo Lake)

LSN:	MENU COMPONENTS/ ITEM DESCRIPTION (STANDARD) FROZEN MEAT, POULTRY, FISH & EGGS ALL ITEMS ARE REQUIRED FROM AN APPROVED SOURCE
8910-01-E10-1096	EGG, PATTIES, FRZ, FRIED, FULLY COOKED, boil-in-bag, 1.3 oz each patty, 3.5” round (Express Eggs by Michael Foods)
8910-01-E10-0181	EGGS, WHOLE, FZN, boil-in-bag, max citric acid (0.17%) and water (0.17%), w/o milk, 20½ cup servings per 5 pound bag, minimum 5 mil thick (Waldbaum)
8940-01-E10-1259

MEATLOAF WITH BBQ SAUCE, FULLY COOKED, SLICED, FRZN, boil-in-bag, contains 50/50 Beef and Pork, seasoned, not more than 5% soy as a filler, packed in 4 pound presliced meatloaves with 2 pounds of BBQ Sauce. (Chicagoland 8 29332 80300 0)

8905-01-E10-0944

PORK LOIN CHOPS, CENTER-CUT, BONE-IN, FZN, FULLY COOKED portion-cut, 3.5 oz, derived from NAMP 1412, Option 1, not more than ¼ inch fat, tail length not to exceed 1.0 inch, max 20% water added (Needham)

8905-01-E10-1174

PORK RIBS, COUNTRY STYLE, BONELESS, FULLY COOKED IN BBQ SAUCE, FZN, Derived from NAMP 406B, pork shoulder, Boston Butt, Special, individually sliced, 1.73 oz per slice, not more than 12% fat or 35% BBQ Sauce (Chicagoland 51420 83734)

8940-01-E10-1267

SALMON, FULLY COOKED, PASTEURIZED, w/LEMON HERB SAUCE, FRZ, FARM RAISED  SALMON NOT PERMITTED, boneless, skinless, fully trimmed fillet of Trim-E, zero injection, 100% salmon filet, individual portions of salmon in cryovac multi- individual portions of salmon, boil-in-bag, with separate boil-in-bag lemon herb sauce (Cuisine Solutions 3632M)

8940-01-E10-1236	SAUSAGE GRAVY READY TO EAT, FRZN, boil-in-bag, contains water, pork sausage, creamy white gravy, contains no less than 20% pork sausage, diced 3/8 inch (Rose Packing)
8905-01-E10-0031	SAUSAGE, BREAKFAST LINKS, FULLY COOKED, FZN, pork, w/casing, NAMPS 802, 1.6 oz avg per link, max 28% fat, max 3% water and 0.5% sodium phosphates, (Jimmy Dean)
8905-01-E10-0032	SAUSAGE, BREAKFAST PATTIES, FULLY COOKED, FRZ, Pork, NAMPS 802A, 1.5 oz each and 3.0 inch diameter avg per patty, max 34% fat, max 3% water and 0.5% sodium phosphates. (Jimmy Dean Brand)
8905-01-E10-0905	SAUSAGE, BREAKFAST LINKS, FULLY COOKED, FRZ, Turkey, 90% fat free (raw), 0.5% sodium phosphates, min 0.7 oz per link w/o soy/water added, min 1 oz with added max 4% soy, max 3.9% water, (Jimmy Dean)
8905-01-E10-0946	TURKEY, BREAST, CUTLET, FULLY COOKED, FRZ, whole muscle, min 5 oz each (Purdue)

FROZEN GROCERIES

8920-01-E10-0242	BAGEL, CREAM CHEESE FILLED, FRZ, individually wrapped, ovenable film, 5.5 oz each, filled with 1.25oz. – 1.5 oz plain cream cheese (SJR Foods) Required from an Approved Source
8920-01-E10-1177	BAGEL, SPANISH OMELET FILLED, FRZ, individually wrapped, ovenable film, 6 oz each total, min 2 oz. Spanish Omelet filling (SJR 424) Required from an Approved Source
8920-01-E10-0908

BISCUITS, BUTTERMILK, FRZ, Fully Baked, Easy Split /Sliced, min 2.25 oz each, min 3 inch Diameter, provided on ovenable paper tray and durable outer package, min 26 weeks freezer life (Pillsbury #06237) Required from an Approved Source

8915-01-E10-1277	JUICE, 100% ORANGE, FRZ, concentrate, unsweetened, US Grade A, min 14:1 brix-acid ratio, US Standards for grades, product description (4), style (a) (Minute Maid)
8920-01-E10-1046	MUFFIN, WILD BLUEBERRY, Individually wrapped, 2.25oz each (Otis Spunkmeyer 91752-09100)
8920-01-E10-0246	FRENCH TOAST, TEXAS STYLE, FRZ approximately 2.5 oz per slice (Dewafelbakkers)
8920-01-E10-0909	PANCAKES, SWEET POTATO, Min 18% Sweet Potatoes, Avg 1.6 oz each (Dewafelbakkers) Required from an Approved Source
8940-01-E10-1180	PIZZA GRINDER, FRZ, individually wrapped pizza filled breadstick w/3 cheeses, 5.5 oz each (SJR727) Required from an Approved Source
8950-01-E10-0103	SAUCE, SPAGHETTI, BOIL IN-THE-BAG, ROASTED GARLIC w/o meat (Victoria)

8940-01-E10-1269

TACO, EGG, CHEESE, & VEGETABLE, FULLY COOKED, FROZEN, flour tortilla filled with egg, vegetable (onions, bell peppers, seasoning) and American cheese, 4.5 oz (H&H Foods) Required from an Approved Source

8920-01-E10-0915	TORTILLAS, FLOUR, FRZ, 6 inch round, 1 oz each (Tyson) Required from an Approved Source

VEGETABLES

8915-01-E10-0925	VEG, PEPPERS & ONIONS, PRECOOKED, FRZN or shelf-stable, contains onions, bell peppers (red and green, may include yellow), Veg oil, seasoning. 90% of vegetables are ½ inch width. (Simplot)
8915-01-E10-0037	VEG, BEANS, GREEN, CANNED, US Grade A (Sysco)
8915-01-E10-0038	BAKED BEANS, CANNED, US Grade A, Style A, In Brown sugar, Molasses (Bush)
8915-01-E10-1281	VEG, CARROTS, CANNED, SLICED, ¾” to 1¼” diameter sliced, US Grade A (Sysco)
8915-01-E10-1279	VEG, COLLARD GREENS, CANNED, cut or chopped, US Grade A (Glory Foods)
8915-01-E10-0060	VEG, CORN, CANNED, golden, whole kernel or whole grain, US Grade A (Monarch)
8915-01-E10-0083	VEG, MIXED, PEAS & CARROTS, CANNED, US Grade A (Sysco)
8915-01-E10-0082	VEG, PEAS, CANNED, early or sweet, US Grade A (Sysco)
8915-01-E10-0086	VEG, POTATO MIX, DEHY, au gratin style (Basic American)
8915-01-E10-0089	VEG, POTATO MIX, DEHY, scalloped style (Basic American)
8915-01-E10-0088	VEG, POTATOES, DEHY, INST, agglomerates (Sysco)
8915-01-E10-0087	VEG, POTATOES, DEHY, shredded (hash browns) (Golden Griddle Brand)
8915-01-E10-1241	VEG, ZUCHINNI AND TOMATOES, CANNED, US GRADE A (Sysco Imperial 5450598)

FRUITS

8915-01-E10-1115	FRUIT, MIXED, Individual cups, natural or light syrup pack, (Del Monte)
8915-01-E10-1117	FRUIT, APPLESAUCE, Individual cups (Whitehouse)
8915-01-E10-0061	FRUIT, CRANBERRY SAUCE, CANNED, jellied or strained, US Grade A no. 303 size can (Ocean Spray Brand)
8915-01-E10-0081	FRUIT, PEARS, Individual cups, natural or light syrup pack (Del Monte)
8915-01-E10-0085	FRUIT, PINEAPPLE, Individual cups, tidbits or chunks, natural juice pack (Hawaiian Gold)

CEREALS

8920-01-E10-0050	CEREAL, ROLLE D OATS, QUICK (Quaker Brand)
8920-01-E10-0070	HOMINY GRITS, QUICK, white, enriched, cylinder container not allowed (Quaker Brand)

BAKERY, SHELF STABLE OR FROZEN

8920-01-E10-1247	BISCOTTI, ALMOND FLAVOR, individually wrapped (Java Sticks by Gourmet Ventures)
8920-01-E10-1183	BROWNIE W/BUTTERFINGER PIECES (Sterling Foods)
8920-01-E10-1249	BROWNIE W/CHOC CHUNK, FRZ, individually wrapped, 3 oz (Caravan)
8920-01-E10-1186	BROWNIE W/PEPPERMINT PATTIE PIECES (Sterling Foods)
8920-01-E10-1042	CAKE, BANANA, FROSTED, sheet or loaf (Sterling Foods)
8920-01-E10-0147	CAKE, BANANA NUT (Sterling Foods)
8920-01-E10-1192 SS 8920-01-E10-1044 FZ	CAKE, CARROT W/CREAM CHEESE FROSTING (Sterling Foods, Shelf Stable; Sara Lee, Frozen)
8920-01-E10-1198	CAKE, CHOCOLATE W/WHITE FROSTING & SPRINKLES, Sheet Cake (Sterling Foods)
8920-01-E10-1207	CAKE, LEMON, CUPCAKE W/LEMON FROSTING AND SPRINKLES (Sterling)
8920-01-E10-1201	CAKE, VANILLA W/CHOC FROSTING, Sheet Cake (Sterling)
8920-01-E10-0055	COOKIES, CHOC CHIP (Sterling Foods)
8920-01-E10-0056	COOKIES, OATMEAL (Sterling Foods)
8920-01-E10-0245	COOKIES, PEANUT BUTTER CHOCOLATE CHIP (Sterling Foods)
8920-01-E10-1204	COOKIES, RANGER (Sterling Foods)
8920-01-E10-0058	COOKIES, SHORTBREAD (Nabisco Brand Lorna Doone)
8920-01-E10-1251	TOASTER PASTRY, BROWN SUGAR CINNIMON, FROSTED, individually wrapped (Kellogg’s Pop-Tarts)

BEVERAGES

8960-01-E10-0158	BEV BASE, CHERRY, powder with nutritive carbohydrate sweeteners and ascorbic acid, composite can (Kool Aid) or bag (Thirster Brand)

LSN:	MENU COMPONENTS/ ITEM DESCRIPTION (STANDARD)
8960-01-E10-0157	BEV BASE, ORANGE, powder with nutritive carbohydrate sweeteners and ascorbic acid, composite can (Kool Aid) or bag (Thirster Brand)
8960-01-E10-0156	BEV BASE, GRAPE, powder with nutritive carbohydrate sweeteners and ascorbic acid composite can (Kool Aid) or bag (Thirster Brand)
8960-01-E10-0160	BEV BASE, LEMONADE, PINK, powder with nutritive carbohydrate sweeteners and ascorbic acid, composite can, (Country Time Brand) or bag (Thirster Brand)
8960-01-E10-0159	BEV BASE, LEMONADE, powder with nutritive carbohydrate sweeteners and ascorbic acid, composite can (Country Time Brand) or bag (Thirster Brand)
8955-01-E10-0249	BEV BASE, ICED TEA, Lemon Flavor, powder with nutritive carbohydrate sweeteners and ascorbic acid, instant, composite can (Lipton) or bag (Thirster Brand)
8955-01-E10-0918	CAPPUCCINO, BEV POWDER, INST, SWT, nonfortified, French Vanilla flavor, individual packets, min. 0.7 oz packets (Kraft Foods) Required from an Approved Source
8955-01-E10-1024	CAPPUCCINO, BEV POWDER, INST, SWT, nonfortified, Irish Cream flavor, individual packets, min. 0.7 oz packets (Kraft Foods) Required from an Approved Source
8960-01-E10-0054	COCOA BEV POWDER, SUGAR SWT, nonfortified (Carnation)
8955-01-E10-0893	COFFEE, FILTER PACK, GROUND, Arabica blend. Filter pack. Will provide 50 6-oz. Cups of coffee. Minimum shelf-life 12 months (Caines)
8940-01-E10-0062	CREAMER, NON-DAIRY, POWDER (Coffeemate) Required from an Approved Source
8915-01-E10-0241	JUICE, Cranberry, Conc. aseptic container (Lyons Magnus Brand)
8915-01-E10-0073	JUICE, 100% GRAPE, conc., aseptic container (Welch’s)

DRY MIXES, SAUCES AND SPICES

8940-01-E10-0065	GRAVY MIX, BROWN, 1 gal yield (LeGout)
8940-01-E10-0066	GRAVY MIX, CHICKEN, 1 gal yield (LeGout)
8940-01-E10-0068	GRAVY MIX, PORK, 1 gal yield (LeGout)
8940-02-E10-0069	GRAVY MIX, TURKEY, 1 gal yield (LeGout)
8940-01-E10-0948

MACARONI & CHEESE, elbow macaroni, cheese sauce must contain at least 11.5% cheese solids, with cheese listed as first ingredient. Max 2 gal water to prepare (Total Ultimate Foods) Required from an Approved Source

8920-01-E10-0102 8920-01-E10-0910	PASTA, SPAGHETTI, DRY, thin, long form, regular cooking (Prince Brand) PASTA, ZITI, DRY, regular cooking, enriched (Prince Brand)
8920-01-E10-0094	RICE PILAF MIX (Uncle Ben’s Brand)
8920-01-E10-0911	RICE, MEXICAN, instant, enriched (Uncle Ben’s)
8920-01-E10-0093	RICE, INSTANT, long grain, enriched, shall not contain greater than 13.5% moisture (Uncle Ben’s)
8950-01-E10-1224	SAUCE, SPAGHETTI, GARLIC ROASTED, can or pouch, shelf-stable or frozen (Victoria)
8950-01-E10-0103	SAUCE, SPAGHETTI, MARINARA, w/o meat, can or pouch, shelf-stable or frozen (Victoria)
8920-01-E10-0154	STUFFING MIX, Cornbread, (Uncle Ben’s)
8950-01-E10-1152	SPICE BLEND, ALL PURPOSE, W/O SALT (dehy onion, herbs, black pepper, and paprika) w/ tamper proof seal, 0.75 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0193	SPICE BLEND, BARBECUE STLYE (salt, spices, red pepper, paprika, dehy garlic, and smoke flavor) tamper proof seal, 0.9 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0196	SPICE BLEND, CINNAMON MAPLE SPRINKLES, (sugar spices, cornstarch, and natural flavors) tamper proof seal, 1.25 oz polypropylene co w/sprinkle style twist-off tops (Tones)
8950-01-E10-0197	SPICE BLEND, GARLIC PDR, tamper proof seal, 0.90 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0198	SPICE BLEND, ITALIAN STLYE, tamper proof seal, 0.25 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0199	SPICE ONION, MINCED, DEHY, tamper proof seal, 0.70 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0200	SPICE PAPRIKA, GRD, tamper proof seal, 0.70 oz polypropylene co w/ sprinkle style twist-off top, CID A-A-20001 (Tones)
8950-01-E10-0201	SPICE BLEND POULTRY SEASONING, (may include black pepper, marjoram, nutmeg, rosemary, sage, and thyme) tamper proof seal, 0.40 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0202	SPICE BLEND STEAK SEASONING, (salt, dehy garlic, black pepper, dehy onion, spices and red pepper) tamper proof seal, 1.10 oz polypropylene co w/ sprinkle style twist-off top (Tones)

LSN:	MENU COMPONENTS/ ITEM DESCRIPTION (STANDARD)
8950-01-E10-0203	SPICE BLEND VEG SEASONING, W/O SALT (deny onion, spices, deny garlic, and black pepper) tamper proof seal, .75 oz polypropylene co w/ sprinkle style twist-off top (Tones)
8950-01-E10-0204	SPICE PEPPER, BLACK, GRD tamper proof seal, .70 oz polypropylene co w/ sprinkle style twist-off top, CID A-A-20001 (Tones)
8950-01-E10-0205	SALT, TABLE, iodized, tamper proof seal, polypropylene co w/ sprinkle style twist-off top, CID A-A-20001 (Tones)
8910-01-E10-0051	CHEESE, PARMESAN, GRATED, Portion Control (Kraft) Required from an Approved Source
8930-01-E10-0071	JELLY, GRAPE, concord, Portion Control (Welch’s)
8930-01-E10-0072	JAM, STRAWBERRY, preserves, Portion Control (Smuckers)
8950-01-E10-1284	CATSUP, JALEPENO, Portion Control (JK Co)
8950-01-E10-0049	KETCHUP, TOMATO, Portion Control (Heinz)
8950-01-E10-0077	MUSTARD, YELLOW, Portion Control (French’s)
8945-01-E10-0075	MARGARINE, LIQ, CHL, squeeze bottle, (may be stored at room temp for six months) May be frozen. (Parkay)
8925-01-E10-0106	SYRUP, MAPLE, IMIT, thick, Portion Control (PPI), (Log Cabin)
8930-01-E10-0080

PEANUT BUTTER AND JAM, Portion Control, twin pack, peanut butter, smooth or med, stabilized, unfortified, US Grade A or Fancy, and jam, strawberry, US Grade A, perforated common sides, (Squeezers Brand)

8930-01-E10-0079

PEANUT BUTTER AND JELLY, Portion Control, twin pack, peanut butter, smooth or med, stabilized, unfortified, US Grade A or Fancy, and jelly, grape (Concord), US Grade A, perforated common sides, (Squeezers Brand)

8950-01-E10-0092	RELISH, SWEET, Portion Control (Heinz)
8950-01-E10-0155	SALAD DRESSING, Portion Control (Miracle Whip)
8950-01-E10-0917	PICANTE/SALSA, MED, Portion Control (Old El Paso)
8950-01-E10-0248	SAUCE, HOT, Portion Control (Frank’s)
8950-01-E10-0101	SAUCE, STEAK, Portion Control (A-1 Brand)
8950-10-E10-0219	SOY SAUCE, Portion Control (Kikkoman)
8940-01-E10-0916	VEGETABLE OIL, PLAIN OR BUTTER FLAVORED, 4 OZ (Heartland Mist)

PUDDINGS/GELATINS

8940-01-E10-1555	GELATIN, CHERRY WITH MIXED FRUIT, Individual (Del Monte)
8940-01-E10-1257	GELATIN, PEACH WITH PEACHES, Individual (Del Monte)
8940-01-E10-1109	PUDDING, BUTTERSCOTCH, Individual (Hunts)
8940-01-E10-1263	PUDDING, CHOCOLATE FUDGE & CHOC BROWNIE, individual tubes (Hunts)
8940-01-E10-1265	PUDDING, STRAWBERRY AND BANANA, individual tubes (Hunts)
8940-01-E10-1113	PUDDING, VANILLA, individual tubes (Hunts)

NON-FOOD ITEMS

8105-01-E10-6616

Bag, Plastic, Linear Low Density Polyethylene, Heavy duty, quality 34 gallon bag with good puncture and tear resistance. Translucent natural color, 32” x 44” features closure ties. 1.25 mil gauge, 75 pound load capacity for dry or wet loads. Bags will be 4 bags per roll, twist ties included in roll and roll will be secured with label. Bags shall meet Degradable requirements of ASTM D3826-98. (Mandatory Item)

7350-01-E10-0112	CUPS, DISPOSABLE, PAPER, for hot and cold drinks, non-white, subdued color (tan/sand/brown), white interior and base approved, 8 oz capacity (Chinet)
7360-01-E10-0113	DINING PACKET, fork, knife, spoon, 2 sugar, 1 salt, 1 pepper, 1 napkin/package, non-white, subdued color (tan/sand/brown) (Mandatory item)
8415-01-E10-1027	GLOVES, DISPOSABLE, foodservice, multipurpose, ambidextrous, latex free, polyethylene, 1.25 mil thick, size large, 10 count pack (American Health Products) 1-800-828-2964
7350-01-411-5266	TRAY, MESS, 5 COMPARTMENT, rigid fiberboard only, grease and water resistant, smooth pressed finish, non-white, subdued color (tan/sand/brown) CID A-A 5217(Chinet)

UGR-A ‘05 TABLE I

BREAKFAST MENU 1 - Eggs, Creamed Sausage, Biscuits

Menu Item	Required Servings and Size		Food/lngredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size

FROZEN/PERISHABLE BOX
EGGS	50	1/2 cup	Eggs, Frozen, Whole, Boil-in-Bag	Echo	15 @ 0°F	1	3 - 5 lb bags
CREAMED GROUND SAUSAGE	50	2/3 cup	Creamed Ground Sausage, Ready to Serve, Boil-in-Bag	Rose Packing	18 @ 0°F	1	17 lb case
BISCUITS	50	2 each	Biscuit, Buttermilk, frozen, thaw and serve	Lone Star	15 @ 0°F	1	105 ct box
BOX 1
GRAPE JUICE	50	3/4 cup	Juice, 100% Grape, Concentrate	Welch’s	12 @ 80°F	7	11.5 fl oz can
HOMINY GRITS	50	2/3 cup	Hominy Grits, White, Quick	Ralston	15 @ 80°F	2	1.5 lb boxes
HASH BROWNS	50	1/2 cup	Dehydrated, Hash brown mix	Idaho’s Finest	15 @ 80°F	1	33.6 oz box
HOT SAUCE	35	7 gm pchs	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Carnation	27 @ 80°F	10	10 count package
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
BOX 1 AND 2
	100(2 BAGS @ 25 lN EACH)		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
ALMOND BISCOTTI	48	1 each	Biscotti, Almond, individually wrapped	Java Sticks	16 @ 80°F	1	50 ct box
		1.25gm
JALEPENO CATSUP	35	9 gm pkts	Catsup, Jalepeno	Spice It Up	NOTE 1	35	35 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
STRAWBERRY JAM	35	1/2 oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	35	35 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	4		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, butter flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	12 oz	Lquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 1: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

Hominy Grits: Need 6 quarts of water

B.    Desirable Serving Temperatures:

Creamed Sausage: 155° F or above.

Hominy Grits: Maintain at 145° F or above.

Eggs, Frozen, Whole: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Creamed Sausage:

Leave creamed sausage in plastic bag. Place creamed sausage in boiling water (greater 190° F) for 40 minutes if in the frozen state or 20 minutes if thawed.

Biscuits: Remove plastic wrap from ovenable tray. Heat biscuits until golden brown and an internal temperature of 150°F.

Eggs, Boil-in-Bag: Place eggs in boiling water, maintain temperate of 205 degrees F. for 30-40 minutes frozen, (15-20 minutes thawed). For uniform cooking, knead bag. To serve, slit bags, stir and season.

NOTE: Eggs continue to cook in bags.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 2 - Cheese Omelet, Sausage, Bagel

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELETS	50	1 ea	Omelet, Cheddar Cheese, Frozen	Echo	15 @ 0°F	1	10 - 5 ct bags
BROWN AND SERVE SAUSAGE	50	2ea	Sausage Links, Pork, Brown & Serve, Frozen, Precooked	Rose Packing	15 @ 0 °F	1	10 lb box
BAGEL	50	1ea- 5.5 oz	Bagel, filled with Cream Cheese, Individually Wrapped	Pangea	15 @ 0 °F	1	50 ct
ORANGE JUICE	50	3/4 cup	Juice, 100% Orange, Concentrate, Frozen	Lyons Magnus	12 @ 0 °F	3	32 oz carton
BOX 1
HASH BROWNS	50	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	15 @ 80°F	1	33.6 oz box

	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
GRAPE JELLY	35	1/2 oz pch	Jelly, Grape	Portion Pac, Inc.	12 @ 80°F	35	35 count bag

HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag

BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
Cappuccino	20	0.7 oz pkt	Cappuccino Beverage Powder, French vanilla	Café Delight	27 @ 80°F	20	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	35	35 count bag

	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag

	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, butter flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1		Gloves	SafePrep	N/A	1	10 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 2:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Juice Concentrate: Best served chilled. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Brown & Serve Sausage. Maintain at 155° F or above.

Cream Cheese Bagel: Thaw and serve

Eggs, Cheddar Cheese Omelet: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

Brown and Serve Sausage:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate links and cook until slightly brown or to desired serving temperature (Minimum of 155°) Continually check and drain grease as necessary.

Grill Method: Heat grill to approximately 350° F and brown lightly on all sides ensuring minimum product internal temperature has reached 155° F or above.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Salt: General use

Pepper: General use

E.    Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 3 - Eggs, Steak, Pancakes

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
EGGS	50	1/2 cup	Eggs, Frozen, Whole, Boil-in-Bag	Echo	15 @ 0°F	1	3 - 5 lb bag
STEAK	50	5.5 oz	Steak, Breakfast, uncooked	Quantum	12 @ 0°F	1	50 ct box
PEPPERS & ONIONS	40	2 oz	Peppers & Onions, frozen	Roast Works	18 @ 0°F	2	2.5 lb bag
PANCAKES	50	2 ea	Pancakes, Sweet Potato, Frozen	Echo	15 @ 0°F	1	100 ct bag
CRANBERRY ORANGE JUICE	50	1/2 cup	Juice, 100% Orange, Concentrate, Frozen	Lyons Magnus	12 @ 0°F	2	32oz carton
BOX 1
CRANBERRY ORANGE JUICE	50	1/4 cup	Juice, 90% cranberry blend (2:1 ration, orange to cranberry, 3/4 cup serving)	Lyons Magnus	12 @ 80° F	1	33.8 oz carton (Cranberry)
HASH BROWNS	50	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	15 @ 80°F	1	33.6 oz box

	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
	50(1 @ 25 IN EACH BOX)		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	35	35 count bag

STEAK SAUCE	35	12 gram pkt	Steak Sauce	Portion Pac, Inc.	NOTE 1	35	35 count bag

STRAWBERRY JAM	35	1/2 oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	35	35 count bag

PANCAKE SYRUP	50	1 1/2 oz pch	Syrup, Pancake, Imitation Maple	Madeira Farms	12 @ 80°F	50	25 count bag

HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag

COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Carnation	27 @ 80°F	10	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	.70 oz	Onions, Minced, Dehydrated	Tones	N/A	1	.70 oz
	1	1.10 oz	Seasoning, Steak	Tones	N/A	1	1.10 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	Safe Prep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 3: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cranberry Orange Juice Concentrate: Best served chilled. Prepare juices as instructed in packages, then combine orange and cranberry juices. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: Maintain at 155° or above.

Breakfast Steak: Maintain at 165° F or above.

Eggs, Frozen, Whole: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Eggs, Boil-in-Bag: Place eggs in boiling water, maintain temperate of 205 degrees F. for 30-40 minutes frozen, (15-20 minutes thawed). For uniform cooking, knead bag. To serve, slit bags, stir and season.

NOTE: Eggs continue to cook in bags.

Breakfast Steak: Preheat grill to approximately 300°F. Use approximately 1/4 cup of vegetable oil per 50 steaks to grease the grill. Grill steaks for approximately 4-5 minutes on each side. Ensure steaks are cooked to reach a minimum internal temperature of 165°F.

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Sweet Potato Pancakes:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate pancakes and heat to desired serving temperature (Minimum of 145°F).

Griddle Method: Preheat griddle to approximately 350° F. Heat both sides ensuring minimum product internal temperature has reached 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Steaks

Onion, Minced: Hash Browns

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 4 - Egg Patties, Bacon, Biscuits

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
EGG PATTIES	50	2 ea	Egg Patties, Fully-Cooked, Fried	Echo	15 @ 0°F	1	10 - 10 ct bag
CANADIAN BACON	50	2 ea	Canadian Bacon, Round	Rose Packing	15 @ 0°F	1	6.25 lb box
BISCUITS	50	2 ea	Biscuit, Buttermilk, frozen, thaw and serve	Lone Star	15 @ 0°F	1	105 ct box

BOX 1
GRAPE JUICE	50	3/4 cup	Juice, 100% Grape, Concentrate	Welch’s	12 @ 80°F	7	11.5 fl oz can

HASH BROWNS	50	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	15 @ 80°F	1	33.6 oz box

CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	35	35 count bag

GRAPE JELLY	35	1/2 oz pch	Jelly, Grape	Portion Pac, Inc.	12 @ 80°F	35	35 count bag

HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag

	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CAPUCCINO	20	0.7oz pkt	Cappuccino Beverage Powder, Irish Cream	Café Delight	27 @ 80°F	20	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag

	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	1.65 oz
	2	.70 oz	Minced Onions	Tones	N/A	2	1.65 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly.

UGR-A BREAKFAST MENU 4:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Canadian Bacon. Maintain at 155° F or above.

Eggs, Frozen, Omelets: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Canadian Bacon:

Oven Method: Remove Canadian bacon from plastic bag. Bake in moderate field kitchen oven (medium flame - 350° F) for approximately 25 minutes. Heat bacon to a minimum of 155° F.

Hot Water Method: Leave Canadian bacon in sealed bag. Place bag in boiling water, return to boil and heat for an additional 25-35 minutes. Ensure the bacon is heated to a minimum internal product temperature of 155° F.

Biscuits: Remove plastic wrap from ovenable tray. Heat biscuits until golden brown and an internal temperature of 150°F.

Egg patties: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 5 - Veg Taco, Sausage Patties

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
VEGETABLE TACO	50	1 each 4.5 oz	Taco, Egg, Veg & Cheese	H&H	12 @ OF	1	50ct box

SAUSAGE PATTIES	50	2 ea	Pork Sausage, Patties, Frozen, Fully-cooked	Rose Packing	12 @ OF	1	10 Ib box
BLUEBERRY MUFFIN	50	1 each –2.25 oz	Muffin, Blueberry, Frozen, Individually Wrapped	Pangea	12 @ OF	1	50 ct box/56 ct box
ORANGE JUICE	50	3/4 cup	Juice, 100% Orange, Frozen Concentrate	Lyons Magnus	12 @ OF	3	32oz carton

BOX 1
HASH BROWNS	50	1/2 cup	Dehydrated, Hash brown mix	Idaho’s Finest	15 @ 80 F	1	33.6 oz box

OATMEAL	30	1 cup	Cereal, Rolled Oats, Quick	Ralston	18 @ 80 F	1	42 oz container
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	Note 1	35	35 count bag

JAM, STRAWBERRY	35	1/2 oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80F	35	35 count bag

	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	Note 1	35	35 count bag

BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80 F	1	2 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Carnation	27 @ 80 F	10	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80 F	25	25 count bag
MARGARINE	1	12 oz	Liquid Margarine	Parkay	Note 2	1	12 oz bottle
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar	LCI	N/A	2	25 count bag

	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	.70 oz	Minced Onions	Tones	N/A	2	.70 oz
	1	1.25 oz	Cinnamon Maple Sprinkles	Tones	N/A	1	1.25 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80F	1	4 oz bottle
	1	10 CT	Gloves	Safe Prep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 5:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Juice Concentrate: Best served chilled. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

Oatmeal: Need 8 quarts of water

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Blueberry Muffins: Thaw and serve.

Sausage Patties: Maintain at 155° F or above.

Taco: Maintain at 145°F or above.

C.    Cooking/Grilling Instructions:

Vegetable and Cheese Egg Taco: Thoroughly thaw frozen product. Heat in M59 Field Range at 350°F for six minutes.

Brown and Serve Sausage:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate patties and cook until slightly brown or to desired serving temperature (Minimum of 155) Continually check and drain grease as necessary.

Grill Method: Heat grill to approximately 350° F and brown lightly on both sides ensuring minimum product internal temperature has reached 155° F or above.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Cinnammon Maple Sprinkles: Oatmeal

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 6 - Ham & Cheese Omelet, T Sausage, French Toast

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELET	50	1 ea	Omelet, Ham & Cheese, Fully-Cooked	Express Eggs / Sunny Fresh	15 @ 0°F	1	10 - 5 ct bag
SAUSAGE LINK	50	3 ea	Turkey Sausage, Links, Frozen, Fully-cooked	Rose Packing /	15 @ 0°F	1	10 lb box
FRENCH TOAST	50	1 ea	French Toast, frozen	Echo/ DeWafelb	15 @ 0°F	1	50 ct box

BOX1
GRAPE JUICE	50	3/4 cup	Juice, 100% Grape, Concentrate	Welch’s	12@ 80°F	7	11.5 fl oz can
HOMINY GRITS	50	2/3 cup	Hominy Grits, White, Quick	Ralston	15@ 80°F	2	1.5 lb boxes
MAPLE SYRUP	50	1.5 oz pch	Syrup, Imitation, Maple	Madeira Farms	12 @ 80°F	50	25 count bag
BANANA NUT CAKE	50	2 oz	Cake, Banana Nut Loaf	Sterling	18 @ 80°F	3	17 count package
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	35	35 count bag
GRAPE JELLY	35	1/2 oz pch	Jelly, Grape	Portion Pac, Inc.	12 @ 80°F	35	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CAPPUCCINO	20	1 oz pkt	Cappuccino Beverage Powder, French Vanilia	Café Delight	27 @ 80°F	20	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1		Salt	Tones	N/A	1	1.65 oz
	1		Cinnamon Maple Sprinkles	Tones	N/A	1	1.25 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 6:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Turkey Sausage Links: Maintain at 155° F or above.

Omelets: Maintain at 145° F or above.

Hominy Grits: Maintain at 145° F or above.

French Toast: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Turkey Sausage Links:

Oven Method: Heat the M59 Field Range to approximately 400° F. Place contents of package on field sheet pan, separate links and cook slightly brown or to desired temperature (Minimum of 155° F). Continually check and drain grease as necessary.

Grill Method: Heat field grill to approximately 350° F. Place links on pre-heated grill and cook for approximately 5 minutes turning once after 3 minutes or until links are thoroughly cooked. Continually check and drain grease as necessary.

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

French Toast: Heat the M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate slices, and heat for approximately 13 – 15 minutes (less if thawed) or until heated through (Minimum of 145°F).

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Cinnamon Maple Sprinkles: French Toast

E.     Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

BREAKFAST MENU 7 - Veg Omelet, Bacon, Bagel

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELETS	50	1 each, 3.5 oz	Vegetable Omelet	Echo	15 @ 0°F	1	50 ct box
BACON	50	3 slices	Bacon, Sliced, Precooked, Frozen	Sugardale	15 @ 0°F	1	150 ct slice pouch
BAGEL	50	1 each, 6 oz	Bagel, Spanish omelet filled, Individually wrapped, frozen	SJR Foods	14 @ 0°F	1	50 ct box
CRANBERRY ORANGE JUICE	50	1/2 cup	Juice, 100% Orange, Frozen Concentrate	Lyons Magnus	12 @ 0°F	2	32oz carton
BOX1
CRANBERRY ORANGE JUICE	50	1/4 cup	Juice, 90% cranberry blend (2:1 ratio, orange to cranberry 3/4 cup serving)	Lyons Magnus	12 @ 80° F	1	33.8 oz carton (Cranberry)
TOASTER PASTRY	50	1.8 oz	Toaster Pastry, Brown Sugar Cinnamon, Frosted, Individually Wrapped	Kellogg’s	12 @ 80° F	50	50 count box
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	35	35 count bag
JAM, STRAWBERRY	35	1/2 oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	35	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
BOX 1 AND 2
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
BOX 2
HOMINY GRITS	50	2/3 cup	Hominy Grits, White, Quick	Ralston	15 @ 80°F	2	1.5 lb boxes
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Carnation	27 @ 80°F	10	10 count package
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A BREAKFAST MENU 7: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cranberry Orange Juice Concentrate: Combine orange & cranberry juice concentrates, add 9 qts water. Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes. Hominy Grits: Need 6 quarts of water.

B.    Desirable Serving Temperatures:

Bacon: Maintain at 155° F or above.

Hominy Grits: 145° F or above.

Omelet: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Bacon, Frozen:

Oven Method: Heat the M59 Field Range to approximately 400° F. Place contents of package on field sheet pan, separate slices and cook slightly crispy or to desired temperature (Minimum of 155° F). Continue check and drain grease as necessary.

Grill Method: Heat field grill to approximately 350° F. Place bacon slices on pre-heated grill and cook for approximately 5 minutes turning once after 3 minutes or until bacon strips are crisp but not brittle. Continue check and drain grease as necessary.

Spanish Omelet Bagel, Frozen: Thoroughly thaw frozen product. Keep items individually wrapped. Heat in M59 Field Range at 350°F for six minutes.

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 1 - Chicken Parmesan

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CHICKEN PARMESAN	50	5 oz	Chicken filet, breaded, Fully-Cooked	Zartic	15 @ 0°F	1	50 ct box
SAUCE		3/4 cup	Sauce, spaghetti, marinara	Michaelangelo’s	15 @ 0°F	6	53 oz bag
BOX 1
BANANA CAKE	50	2oz	Cake, Banana, Frosted	Pangea	15 @ 80°F	3	18 ct trays
ZITI	50	1 cup	Pasta, Ziti	Prince	24 @ 80°F	6	1 lb package
ZUCCHINI & TOMATOES	50	1/2 cup	Zucchini & Tomatoes, Canned	Imperial	18 @ 0°F	2	#10 Can
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	2	.80 oz	Italian Seasonings	Tones	N/A	2	.80 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
LEMONADE	100	7.5 oz	Beverage Base, Powder, Lemonade, sugar sweetened	Diamond Crystal	18 @ 80°F 12 @ 80 F	3 50	24 oz pouch 25 count bag
PARMESAN CHEESE	50	3.5 gm pouch	Parmesan Cheese	Portion Pac, Inc.
PUDDING	48	2.25 oz	Pudding, Strawberry & Banana, Individual Tubes	Hunt’s	15 @ 0°F	6	8 ct packs
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80 F	24	12-Twin Pack
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 1: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken Parmesan: Maintain at 155° F or above.

Zucchini and Tomatoes: Maintain at 145° F or above.

Marinara Sauce: Maintain at 145° or above.

Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Chicken Parmesan:

Fryer Method: Fry at 350° F for 4-6 minutes, or until chicken reaches the minimum temperature of 155° F, or above.

Oven Method: Bake at 375° F for 20-25 minutes, or until chicken reaches the minimum of 155° F or above.

Pour Marinara sauce on top of chicken pieces if desired.

Zucchini & Tomatoes: Heat thoroughly, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Italian Seasoning: Zucchini & Tomatoes and/or Chicken Parmesan

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 2 - Turkey

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
TURKEY CUTLET	50	5 oz	Turkey Breast, Whole Muscle, Frozen, Fully-Cooked	Perdue	18 @ 0°F	1	50 ct box

BOX 1
PEAS	50	1/2 cup	Peas, Canned	Libby’s	36 @ 80°F	2	#10 can
STUFFING	50	1/2 cup	Stuffing Mix, Cornbread	Uncle Ben’s	18 @ 80°F	1	56 oz bag
MASHED POTATOES	50	1/2 cup	Potatoes, mashed, instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
CHOCOLATE CHIP COOKIE	50	1.3 oz per 2 cookies	Chocolate Chip cookies	Wornick	12 @ 80°F	1	100 ct box
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	4oz	Veg Oil, Butter Flavored	Heartland Mist	24 @ 80°F	1	4 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
	4		Trash Bags, Clear	Envision	N/A	1	4 count
BOX 2
MIXED FRUIT	48	4 oz	Mixed Fruit, Individual Cups	Del Monte	36 @ 80°F	12	4 ct packs
ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, lemon flavored, sugar	Flavor Fresh	18 @ 80°F	3	24 oz pouch
CRANBERRY SAUCE	50	1 oz	Cranberry Sauce	Ruby Kist	36 @ 80°F	3	#303 can
TURKEY GRAVY	50	2 OZ	Gravy Mix, Instant, Turkey	Pioneer	15 @ 80°F	1	11.3 oz bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	.40 oz	Poultry Seasonings	Tones	N/A	2	.40 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 2: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Iced Tea: Best served chilled. Need six gallons of water for three (3) envelopes.

Stuffing: Need 3 quarts of water.

Mashed Potatoes: Need 8 quarts of water.

Turkey Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Roast Turkey: Maintain at 165° F or above.

Stuffing: Maintain at 165° F or above.

Turkey Gravy: Maintain at 165° F or above.

Peas: Maintain at 145° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Cranberry Sauce: Chill, if possible.

Mixed Fruit: Chill, if possible.

C.    Cooking/Grilling Instructions:

Turkey: Turkey is pre-cooked and pre-sliced. The turkey is pre-sliced in 1/4 inch slices.

Boiling Water Method: Leave turkey in plastic bag. Heat in boiling water for 15 minutes.

Oven Method: Remove turkey from plastic bag. Bake in moderate field kitchen oven (medium flame at 350° F) for approximately 45 minutes. Heat turkey to a minimum of 165° for at least 15 seconds prior to serving.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Poultry Seasoning: Turkey; Stuffing

Vegetable Seasoning: Peas

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 3 - BBQ Pork Ribs

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
BBQ PORK RIBS	50	3 slices	Country Style Pork Ribs in BBQ Sauce, Fully-Cooked, Frozen	Chicagoland	12 @ 0°F	1	25 lb box
BOX 1
BROWNIES	50	2.4 oz	Brownies w/ Peppermint Patty Pieces	Sterling	12 @ 80°F	3	18 ct tray
MACARONI & CHEESE	50	2/3 cup	Macaroni & Cheese, Mix	Skinner	24 @ 80°F	1	1.5 lb bag
			Cheese Sauce Mix	Milani	15 @ 80°F	1	1 bag
CORN	50	3/4 cup	Corn, Canned	Libby’s	36 @ 80° F	3	#10 can
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	24	12-Twin Pack
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, Clear	Envision	N/A	1	4 count
	1		Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
ORANGE DRINK	100	7.5 oz	Beverage Base, Power, Orange	Diamond Crystal	18 @ 80°F	3	24 oz pouch
APPLE SAUCE	48	4 oz	Applesauce, Individual Cups	White House	18 @ 80°F	8	6ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50(1@ 25 IN EACH BOX)		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 3: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Barbeque Pork Ribs: Maintain at 155° F or above.

Corn: Maintain at 145° F or above.

Macaroni and Cheese: Maintain at 145° F or above.

Applesauce: Chill if possible

C.    Cooking/Grilling Instructions:

Country Style Pork Ribs:

Oven Method: Heat the M59 Field Range to approximately 350° F. Thaw product. Remove ribs from plastic bag and place in full steam pan and cover, baking for approximately 1 hour or until internal temperature reaches 160°F.

Hot Water Method: Place unopen bags of frozen ribs in boiling water for approximately 40-45 minutes. Rearrange bags every 20 minutes to ensure even heating. Remove bags from water, open, place in steam table pans and serve.  Internal temperature should be no less than 160° F.

Macaroni and Cheese: Add 3 lb. of macaroni to 8 quarts of boiling water and 1.5 tsp. of salt. Boil for 8-10 minutes or until tender, stirring occasionally. Do not drain. Combine Cheese Sauce Mix and Macaroni and stir; bring to serving temperature of approximately 145° F.

Serving size:        2/3 Cup, Yield: 60 servings

Corn: Heat corn and liquid thoroughly, ensuring a minimum product temperature of 145 ° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 4 - Hamburger

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GRILLED HAMBURGER	50	2 each, 3.8-4oz patty	Beef Patties, Frozen, Fully-Cooked	Zartic	15 @ 0°F	1	100 ct box
BOX 1
SCALLOPED POTATOES	50	2/3 cup	Potatoes, scalloped, instant	Idaho’s Finest	12 @ 80°F	4	16.3 oz bag
BAKED BEANS	50	1/2 cup	Baked beans, canned	Allens	36 @ 80°F	2	#10 can
COOKIES	50	1.3 oz per 2 cookies	Cookies, Shortbread	Wornick	12 @ 80°F	1	100 ct box
MUSTARD	70	5.5 gm pkt	Mustard, prepared	Portion Pac, Inc.	NOTE 1	70	35 count bag
RELISH	70	9 gm pkt	Relish, Pickle, Sweet	Portion Pac, Inc.	NOTE 1	70	35 count bag
SALAD DRESSING	35	9 gm pkt	Salad Dressing, mayonnaise Type	Portion Pac, Inc.	NOTE 2	35	35 count bag
CATSUP	70	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	70	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	Note 1	35	35 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, Clear	Envision	N/A	1	4 count
	1	4 oz	Veg Oil, Butter Flavor	Heartland Mist	24 @ 80°F	1	4oz bottle
BOX 2
FRUIT & GEL CUP	48	4.5 oz	Peaches in Peach Gelatin, Individual Cups	Del Monte	12 @ 80°F	12	4 ct packs
LEMONADE	100	7.5 oz	Powdered Beverage Base, Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz pouch
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	1.10 oz	Steak Seasoning	Tones	N/A	2	1.10 oz
	1	.90 oz	Barbecue Spice	Tones	N/A	1	.90 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 4: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Scalloped Potatoes: Need 9 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Grilled Hamburgers: Maintain at 165° F or above.

Baked Beans: Maintain at 155° F or above.

Peach Gelatin & Fruit: Chill, if possible.

Scalloped Potatoes: Maintain at 155° F or above.

C.    Cooking/Grilling Instructions:

Grilled Hamburgers: Heat grill to approximately 350° F. Place ground beef patties on griddle. Grill ground beef patties for approximately 3 1/2 minutes on each side or until heated through. Ensure beef patties are cooked to reach a minimum internal temperature or at least 155° F.

Serving size:        2 patties, 1 or 2 buns*, Yield: 50 servings

Baked Beans: Heat baked beans thoroughly, ensuring a minimum product temperature of 145 ° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Hamburgers

Barbeque Seasoning: Baked Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

*Bun issued as supplement

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 5 - General Tso Chicken

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GENERAL TSO CHICKEN	50	10 oz chx, veg, sce + 6 oz rice	Chicken, General Tso Sauce, Veg, & Rice, Frozen, Boil-in-Bag	Sunrise Foods	12 @ 0°F	1	52.5 lb case
BOX 1
CARROT CA	50	1 ea - 2 oz	Carrot Cake, Cream Cheese Frosted	Sterling	12 @ 80°F	4	14 ct trays
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	24	12-Twin pack
SOY SAUCE	50	9 gm pch	Soy Sauce, Portion Control	Portion Pac, Inc.	Note 1	50	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	Note 1	35	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
PINEAPPLE	48	4 oz	Pineapple, Individual Cups	Del Monte	36 @ 80°F	12	4 ct packs
GRAPE DRINK	100	7.5 oz	Beverage Base, Powder, Grape	Diamond Crystal	18 @ 80°F	3	24 oz packets
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar	LCI	N/A	2	25 count bag
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	70 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 5:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Drink Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

General Tso Chicken: Maintain at 155° F or above.

Green Beans: Maintain at 145° F or above.

Rice: 145° F or above.

Pineapple: Chill, if possible.

C.    Cooking/Grilling Instructions:

General Tso Chicken: In boiling water (greater than 190 degrees F), heat protein, sauce, and rice 30 minutes Heat vegetables 15 minutes. Combine protein, vegetables, and sauce. Serve over rice.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Green Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 6 - Salmon

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
SALMON WITH LEMON HERB SAUCE	50	5 oz Filet 1/4 Sauce	Salmon, Seared with Lemon Herb Sauce	Cuisine Solutions	18 @ 0°F	1	22.88 lb box
BOX 1
PEAS	50	3/4 cup	Peas, Canned	Libby’s	36 @ 80°F	3	# 10 can
RICE PILAF	50	3/4 cup	Rice Mix, Pilaf	Uncle Ben’s	18 @ 80°F	3	36 oz box
PEANUT BUTTER CHOC CHIP COOKIE	50	1.3 oz per 2 cookies	Cookie, individual or bulk, Peanut butter Chocolate chip	Wornick	12 @ 80°F	1	100 ct box
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
MIXED FRUIT	48	4 oz	Mixed Fruit, Individual Cups	Del Monte	36 @ 80°F	12	4 ct packs
CHERRY DRINK	100	7.5oz	Powdered Beverage Base, Cherry	Diamond Crystal	18 @ 80°F	3	24 oz pouch
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag

COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 6: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cherry Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Rice Pilaf: Need 8.25 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Salmon: Maintain at 155° F or above.

Peas: Maintain at 145° F or above.

Rice Pilaf: Maintain at 145° F or above.

Mixed Fruit: Chill, if possible.

C.    Cooking/Grilling Instructions:

Salmon:  Leave salmon and herb sauce in plastic bag. Place salmon and herb sauce bags in boiling water at 200° F for 10-12 minutes if in the frozen state or 9-10 minutes if thawed. Pour herb sauce on top of salmon pieces if desired.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Peas

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 7 - Steak

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GRILLED STEAK	50	9 oz	Steak, Beef Rib, Tri-tip, Frozen	Quantum	12 @ 0°F	1	50 ct box
BROWNIE	50	1 ea - 3 oz	Brownie, Choc Chunk, Individually Wratpped	Pangea	12 @ 80°F	1	50 ct box
PEPPER & ONION	50	1/2 CUP	Perppers & Onions, Frozen	Roast Works	18 @ 0°F	2	2.5 lb bag

BOX 1
MASHED POTATOES	50	1/2 cup	Potatoes, White, Dehydrated, instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
CORN	50	3/4 cup	Corn, Canned	Libby’s	36 @ 80°F	3	#10 Can
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	24	12-Twin pack
GRAVY	50	2 oz	Gravy Mix, Brown, Instant	Pioneer	15 @ 80°F	1	13 oz bag
	1	12 oz.	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	4 oz	Oil, Vegetable, butter flavored	Heartland Mist	24 @ 80°F	1	4 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
	4		Trash Bagsl, clear	Envision	N/A	1	4 count
BOX 2

ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, sugar sweetened	Flavor Fresh	18 @ 80°F	3	24 oz pouch
COFFEE	50	6 oz	Coffee, Liquid, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
STEAK SAUCE	50	12 gram pkt	Steak Sauce, 12 gram packet	Portion Pac, Inc.	NOTE 1	50	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	1.10 oz	Steak Seasoning	Tones	N/A	2	1.1 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 7: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Mashed Potatoes: Need 8 quarts of water.

Iced Tea Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Brown Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Corn: Maintain at 145° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Brown Gravy: Maintain at 155° F or above.

Brownie: Thaw and serve.

C.    Cooking/Grilling Instructions:

Grilled Steak: Preheat grill to approximately 300°F. Use approximately 1/4 cup of vegetable oil per 50 steaks to grease the grill. Grill steaks for approximately 5-6 minutes on each side. Ensure steaks are cooked to reach a minimum internal temperature of 165°F.

Serving size:  1 Steak, Yield: 50 servings

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Corn: Heat corn and liquid thoroughly, ensuring a minimum product temperature of 145 ° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Steak

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 8 - Rotisserie Chicken

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
ROTISSERIE CHICKEN	50	1 Quarter	Rotisserie Chicken, Quarters, Fully-Cooked, Frozen	Perdue	15 @ 0°F	1	52 ct box
BOX 1
CARROTS	50	3/4 cup	Carrots, Canned	Libby’s	36 @ 0°F	3	#10 can
AU GRATIN POTATOES	50	¾ Cup	Au Gratin Potatoes, Dehydrated	Idaho’s Finest	15 @ 80°F	4	16.3 oz bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
OATMEAL COOKIE	50	1.3 oz per 2 cookies	Cookie, individual or bulk, Oatmeal	Wornick	12 @ 80°F	1	100 ct box
LEMONADE	100	7.5 oz	Powdered Beverage Base Lemonade,	Diamond Crystal	18 @ 80°F	3	24 oz packets
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
BOX 2
PUDDING	48	2.25 oz	Pudding, Chocholate Fudge & Chocolate Brownie, Individual Tubes	Hunt’s	15 @ 80°F	6	8 ct packs
GRAVY, CHICKEN	50	2 oz	Gravy, Mix, Chicken, Instant	Pioneer	15 @ 80°F	1	14 oz bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 8: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Au Gratin Potatoes: Need 9 quarts of water.

Chicken Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken: Maintain at 155° F or above.

Au Gratin Potatoes: Maintain at 145° F or above.

Carrots: Maintain at 145° F or above.

Pudding: Chill or serve warm.

C.    Cooking/Grilling Instructions:

Chicken: Leave Chicken in sealed plastic bag. Place bag in boiling water. Return to boil and heat for an additional 5 minutes. Ensure the Chicken is heated to a minimum internal product temperature of 155° F for at least 15 seconds prior to serving.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Paprika: Au Gratin Potatoes

Vegetable Seasoning: Carrots

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 9 - Spaghetti & Meatballs

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
MEAT BALLS	50	3-1 oz meatballs	Beef Meatballs, Fully-Cooked, Frozen	Carne Ottima	12 @ 0°F	1	10 lb box
PIZZA GRINDER	50	1 each, 5.5 oz	Pizza Filled Bread Stick, Frozen	Michaelangelo’s	15 @ 0°F	1	50 ct box

BOX 1
SPAGHETTI SAUCE	50	½ cup	Spaghetti Sauce, Roasted Garlic	Ragozzino	18 @ 0°F	4	53 oz bag
SPAGHETTI	50	1 cup	Spaghetti	Prince	24 @ 80°F	6	1 lb package
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
PEANUT BUTTER & GRAPE JELLY	24	1 12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	24	12- Twin Pack
RANGER COOKIE	50	1.4 oz per 2 cookies	Cookie, Ranger, shelf stable	Wornick	12 @ 80°F	1	100 ct box
PARMESAN CHEESE	50	3.5 gm pouch	Parmesan Cheese	Portion Pac, Inc.	12 @ 80°F	50	25 count bag

HOT SAUCE	35	7 gm pouch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm packet	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
BOX 2
BUTTERSCOTCH PUDDING	48	4 oz	Pudding, Butterscotch, Individual Cups	Hunt’s	18 @ 80°F	12	4 ct packs
PINK LEMONADE	100	7.5 oz	Powdered Beverage Base, Pink Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz pouch
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, 2 clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.25 oz	Italian Seasoning	Tones	N/A	1	.25oz
	1	.75 oz	Vegetable Seasoning	Tones	N/A	1	.75 oz
	1	12 oz.	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 9: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Pink Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Spaghetti with Meat Balls: Maintain at 155° F or above.

Green Beans: Maintain at 145° F or above.

Butterscotch Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Spaghetti with Meatballs: Beef meatballs are fully cooked. Temper meatballs IAW TB MED 530. Once cooked, drain spaghetti well. Combine spaghetti and meatballs with spaghetti sauce and cook at 350 degrees for 15 minutes, or until the meatballs reach a minimum internal product temperature of 165° F.

Serving size:        1 Cup Spaghetti, 1/2 Cup Sauce, Yield: 50 servings

Pizza Grinder: Thoroughly thaw frozen product. Keep items individually wrapped. Heat in M59 Field Range at 350°F for six minutes.

Green Beans: Heat green beans and liquid thoroughly, ensuring a minimum product temperature of 145° F or above

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Italian Seasoning: Meat sauce

Vegetable Seasoning: Green Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 10 - Chicken Fajitas

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CHICKEN FAJITAS	50	4 oz	Chicken strips, Fully-Cooked, Fajita Seasoned	H&H (Includes Peppers and Onions and Flour Tortillas)	15 @ 0°F	1	12.5 lb box
	50	2.4 oz	Peppers and Onions	Roast Works	18 @ 0°F		2.5 lb box
	50	2 ea	Flour tortillas, 6 inch round	Exquisita	15 @ 0°F		25 ct bag
BOX 1
MEXICAN RICE	50	1/2 cup	Mexican Rice, Instant	Uncle Ben’s	24 @ 80°F	2	25.9 oz box
CORN	50	3/4 cup	Com, Canned	Libby’s	36 @ 80°F	3	#10 can
CHOCOLATE CAKE	50	2 oz, 1 ea	Cake, Choc with White Frosting	Sterling	12 @ 80°F	3	18 ct tray
SALSA/PICANTE	50	0.5 oz pch	Salsa/Picante, medium	Salsa del Sol	NOTE 1	50	25 count bag
ORANGE DRINK	100	7.5 oz	Powdered Beverage Base, Orange	Diamond Crystal	18 @ 80°F	3	24 oz packets
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
PEARS	48	4 oz	Pears, Individual Cups	Del Monte	36 @ 80°F	12	4 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 10: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Mexican Rice

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken Fajitas: Maintain at 155° F or above.

Corn: Maintain at 145° F or above.

Pears: Chill, if possible.

C.    Cooking/Grilling Instructions:

Chicken Fajitas: Preheat griddle to approximately 350° F. Heat Fajitas for approximately 10 minutes on each side. Heat Chicken Fajitas to a minimum of 145-155°F.

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Blend of Chicken Fajitas and Peppers and Onions (if desired): Follow Cooking/Grilling Instructions above, add vegetable blend to fajitas and continue cooking, stirring occasionally, until heated through. Ensure Fajitas are cooked to reach a minimum internal temperature of 145° F – 155°F.

Serving size: 4 oz Chicken Fajitas and 2 oz Peppers and Onions, Yield: 50 servings

Flour Tortillas:

Oven Method: Preheat oven to 400°F. Heat tortillas for approximately 8-10 minutes.

Griddle Method: Preheat griddle to approximately 350°F. Heat tortillas for 1-2 minutes on each side.

Corn: Heat corn and liquid to a boil, ensuring a minimum product temperature of 145 ° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 11 - Meatloaf

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
MEATLOAF	50	6 oz meatloaf + 2 oz BBQ sauce	Meatloaf slice with BBQ Sauce	Chicagoland	12 @ 0°F	1	25 lb box
BOX 1
SCALLOPED POTATOES	50	2/3 cup	Potatoes, Scalloped	Idaho’s Finest	12 @ 80°F	4	16.3 bag
Zucchini & Tomatoes	50	3/4 cup	Zucchini and Tomatoes, Canned	Imperial	18 @ 80°F	3	#10 can
VANILLA CAKE W/ CHOC FROSTING	50	2 oz	Cake, Vanilla with Choc Frosting	Sterling	12 @ 80°F	3	18 ct tray
PINK LEMONADE	100	7.5 oz	Beverage Base, Powder, Pink Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz packets
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	24	12-Twin pack
FRUIT GEL	48	2.25 oz	Mixed Fruit in Cherry Gelatin, Individual	Del Monte	12 @ 80°F	12	4 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	1,65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 11:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Pink Lemonade Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Scalloped Potatoes: Need 9 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Meatloaf: Maintain at 155° F or above.

Zucchini and Tomatoes: Maintain at 145° F or above.

Scalloped Potatoes: Maintain at 155° F or above.

Mixed Fruit in Gelatin: Chill, if possible.

C.    Cooking/Grilling Instructions:

BBQ Meatloaf:  Leave meatloaf in plastic bag. Place meatloaf in boiling water (greater 190° F) for 40 minutes if in the frozen state or 20 minutes if thawed.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Paprika: Scalloped Potatoes

Vegetable Seasoning: Zucchini and Tomatoes

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 12 - Catfish

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CATFISH	50	1 pc 5.5 oz	Catfish, Blackened, Frozen	Cuisine Solutions	18 @ 0°F	1	17.875 lb box
BOX 1
COLLARD GREENS	50	3/4 cup	Collard Greens, Canned	Glory Foods	24 @ 80°F	3	#10 can
MASHED POTATOES	50	½ cup	Potatoes, Mashed, Instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
CORNBREAD STUFFING	50	1/2 cup	Stuffing Mix, Cornbread	Uncle Ben’s	18 @ 80°F	1	56 oz bag
Lemon Glazed Cupcakes	50	1 ea - 2 oz	Cupcake, Lemon Glazed	Sterling	12 @ 80°F	4	15 ct tray
ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, sugar sweetened	Flavor Fresh	18 @ 80°F	3	24 oz pouch
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 ct bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	4 oz	Oil, Cooking, Butter Flavored	Heartland Mist	24 / 12 @ 80 °F	1	4 oz bottle
BOX 2
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 12: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Iced Tea Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Mashed Potatoes: Need 8 quarts of water.

Stuffing: Need 3 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Catfish: Maintain at 155° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Stuffing: Maintain at 145° F or above.

Collard Greens: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Catfish:  Leave catfish in plastic bag. Place fish bags in boiling water at 200° F for 10 minutes if in the frozen state or 6 minutes if thawed.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 13 - Pot Roast

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
POT ROAST	50	1- 5oz slice 2 oz gravy	Pot Roast w/Gravy, Fully-Cooked, Frozen	Chicagoland	12 @ 0°F	1	26 lb box
BOX 1
PEAS & CARROTS	50	3/4 cup	Peas & Carrots, Canned	Libby’s	36 @ 80°F	3	#10 can
MASHED POTATOES	50	1/2 cup	Potatoes, Mashed, Instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
BROWN GRAVY	50	2 oz	Brown Gravy Mix, Instant	Pioneer	15 @ 80°F	1	13 oz bag
CHOCOLATE BROWNIE w/ BUTTERFINGER PIECES	50	2 oz	Brownie, Chocolate w/ Butterfinger Pieces	Sterling	12 @ 80°F	3	18 ct trays
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	24	12 Twin Pack
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envsion	N/A	1	4 count
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
LEMONADE	100	7.5 oz	Beverage Base, Powder, Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz packets
VANILLA PUDDING	48	2.25 oz	Pudding, Vanilla, Individual Tubes	Hunt’s	15 @ 0°F	6	8 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	Note 1	35	35 count bag
	1	.75 oz	Seasoning, All Purpose	Tones	N/A	1	.75 oz
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

UGR-A LUNCH/DINNER MENU 13:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Mashed Potatoes: Need 8 quarts of water.

Brown Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Pot Roast: Maintain at 155° F or above.

Peas and Carrots: Maintain at 145° F or above.

Brown Gravy: Maintain at 155° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Pot Roast:

Hot Water Method: Leave Pot Roast in sealed plastic bag(s). Place bag(s) in boiling water. Heat for approximately 45 minutes. Rearrange bag(s) every 20 minutes to ensure even heating. Ensure product is heated to a minimum internal product temperature of 155° F.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Peas and Carrots

All Purpose Seasoning: Pot Roast

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

UGR-A ‘05 TABLE I

LUNCH/DINNER MENU 14 - Pork Chops

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/50 Ind.	Container Size
FROZEN/PERISHABLE BOX
PORK CHOPS	50	2 each 3.5 oz	Pork Chops, Fully-Cooked, Bone In, Frozen	Needham	18 @ 0°F	1	2/50 ct boxes
BOX 1
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
MACARONI & CHEESE	50	2/3 cup	Macaroni&Cheese Mix	Milani	15 @ 80 °F	1	1 bag
				Skinner	24 @ 80 °F	2	1.5 lb bag
PB CHOC CHIP COOKIES	50	1.3 oz per 2 cookies	Cookie, Peanut Butter Choc Chip	Wornick	12 @ 80°F	1	100 ct box
COFFEE	50	6 oz	Coffee, Filter Bag. Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	25	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	4		Trash Bags, clear	Envision	N/A	1	4 count
	1	12 oz	Liquid Margarine	Parkay	N/A	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

APPLESAUCE	48	4 oz	Applesauce, Individual Cups	White House	18 @ 80°F	8	6 ct packs
PORK GRAVY	50	2 oz	Pork Gravy Mix, Instant	Pioneer	15 @ 80°F	1	11.3 oz bag
ORANGE DRINK	100	7.5 oz	Beverage Base, Powder, Orange	Diamond Crystal	18 @ 80 °F	3	24 oz Packet
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Texas Pete	NOTE 1	35	35 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.90 oz	Garlic Powder	Tones	N/A	1	.90 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00001	8-18-04	See Order

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE

Defense Supply Center Philadelphia
Directorate of Subsistence, Bldg 6
700 Robbins Avenue
Philadelphia, PA 19111-5092
Buyer/Symbol: Tracey L. Brown/DSCP-HRUT/(215)737-2989

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Company Right Away Division 200 North First Street McAllen TX 78501-8700	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-04-D-Z217

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	19 Jul 04

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended.	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OF PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided [ILLEGIBLE] telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Date (if required)
SG97X4930.5CS0 01 26.0 S33150	Amount of Modification: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority)
FAR 52.212-4(c)

E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

UGR-A, All terms and conditions of subject contract remain the same except for the following changes:

1. Purpose of this modification is to revise distribution prices for OCONUS and make changes to Table I, Menu and Instructions.
2. Replace contract pages 15, and 82A-123 with attached same numbered pages.
3. No other changes apply.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

LOIS G. DYDUCK

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ Lois G. Dyduck	8/18/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

Contract SPM300-04-D-Z217	The Wornick Company	Modification P00001
UGR-A Assembly

The following changes are hereby made to Table I, Menu and Preparation sheets:

B1 - change grape juice shelf life from 12 to 13 months; change hash brown servings from 50 to 66; cocoa brand, delete Carnation, add Café Delight.

B2 - change frozen orange juice shelf life from 12 to 24 months; change hash brown servings from 50 to 66

B3 - revise warranted shelf life for Quantum from 12 to 15 months; change frozen orange juice shelf life from 12 to 24 months; change hash brown servings from 50 to 66; change cranberry juice shelf life from 13 months to 12 months at 80°; cocoa brand, delete Carnation, add Café Delight

B4 - change grape juice shelf life from 12 to 13 months; change hash brown servings from 50 to 66

B5 - revise shelf life from 12 to 15 months for Sausage Patties; change muffin shelf life from 12 to 14 months; change frozen orange juice shelf life from 12 to 24 months; change hash brown servings from 50 to 66; cocoa brand, delete Carnation, add Café Delight

B6 - change grape juice shelf life from 12 to 13 months

B7 - delete SJR brand, add Pangea brand Spanish Omelet Bagels; change frozen orange juice shelf life from 12 to 24 months; change hominy grits servings from 50 to 63; change shelf life on frozen orange juice from 12 to 24 months; cocoa brand, delete Carnation, add Café Delight.

D1 - revise shelf life of zucchini and tomatoes from 18 to 24 months; change marinara servings from 50 to 52; revise shelf life to 24 months

D2 - change Mashed Potato servings from 50 to 75

D3 - delete Sterling and add Pangea brand Brownies, change shelf life from 12 to 15 mos; change Milani shelf life from 15 to 18 months; change shelf life on corn from 13 mos to 36 mos.

D4 - change Scalloped Potato servings from 50 to 52; change peach in gelatin shelf life from 12 to 15 months; Beef Patties, delete Zartic, add H&H; mustard, shelf life changed from 13@80° to NOTE 1.

D5 - change General Tso Chicken shelf life from 12 to 15 months; change carrot cake shelf life from 12 to 18 months; shelf life Hot sauce, from 13@80° to NOTE 1

D6 - change Salmon servings from 50 to 52

D7 - revise warranted shelf life for Quantum from 12 to 15 months; change Brownie shelf life from 12 to 14 months; change Mashed Potato servings from 50 to 75; change gravy servings from 50 to 64

D8 - change gravy servings from 50 to 64

D9 - change shelf life of spaghetti sauce from 18 to 16 months

D10 - Chicken Strips Fajita, delete Tyson and Perdue brands, H&H remains; shelf life, salsa, from 13@80° to NOTE 1

D11 - revise shelf life of zucchini and tomatoes from 18 to 24 months; delete Sterling brand and add Pangea brand vanilla cake w/choc frosting; change mixed fruit shelf life from 12 to 15 months

D12 - change Catfish servings from 50 to 52; change Mashed Potato servings from 50 to 75; change lemon cupcake shelf life from 12 to 18 months

D13 - change Pot Roast servings from 50 to 52; change Mashed Potato servings from 50 to 75; change gravy servings from 50 to 64; Butterfinger Brownie, change shelf life from 12 to 18 months

D14 - change Milani shelf life from 15 to 18 months; change gravy servings from 50 to 64

2

	OCONUS
Wornick	Distribution Price
Menu	Base Period	Option 1	Option 2	Option 3
B1S	$2483	$29.41	$30.00	$30.53
B1P	$12.42	$14.70	$15.00	$15.27
B2S	$24.83	$29.41	$30.00	$30.53
B2P	$12.42	$14.70	$15.00	$15.27
B3S	$24.83	$29.41	$30.00	$30.53
B3P	$12.42	$14.70	$15.00	$15.27
B4S	$24.83	$29.41	$30.00	$30.53
B4P	$12.42	$14.70	$15.00	$15.27
B5S	$24.83	$29.41	$30.00	$30.53
B5P	$12.42	$14.70	$15.00	$15.27
B6S	$24.83	$29.41	$30.00	$30.53
B6P	$12.42	$14.70	$15.00	$15.27
B7S	$24.83	$29.41	$30.00	$30.53
B7P	$12.42	$14.70	$15.00	$15.27
D1S	$24.83	$29.41	$30.00	$30.53
D1P	$12.42	$14.70	$15.00	$15.27
D2S	$24.83	$29.41	$30.00	$30.53
D2P	$12.42	$14.70	$15.00	$15.27
D3S	$24.83	$29.41	$30.00	$30.53
D3P	$12.42	$14.70	$15.00	$15.27
D4S	$24.83	$29.41	$30.00	$30.53
D4P	$12.42	$14.70	$15.00	$15.27
D5S	$24.83	$29.41	$30.00	$30.53
D5P	$12.42	$14.70	$15.00	$15.27
D6S	$24.83	$29.41	$30.00	$30.53
D6P	$12.42	$14.70	$15.00	$15.27
D7S	$24.83	$29.41	$30.00	$30.53
D7P	$12.42	$14.70	$15.00	$15.27
D8S	$24.83	$29.41	$30.00	$30.53
D8P	$12.42	$14.70	$15.00	$15.27
D9S	$24.83	$29.41	$30.00	$30.53
D9P	$12.42	$14.70	$15.00	$15.27
D10S	$24.83	$29.41	$30.00	$30.53
D10P	$12.42	$14.70	$15.00	$15.27
D11S	$24.83	$29.41	$30.00	$30.53
D11P	$12.42	$14.70	$15.00	$15.27
D12S	$24.83	$29.41	$30.00	$30.53
D12P	$12.42	$14.70	$15.00	$15.27
D13S	$24.83	$29.41	$30.00	$30.53
D13P	$12.42	$14.70	$15.00	$15.27
D14S	$24.83	$29.41	$30.00	$30.53
D14P	$12.42	$14.70	$15.00	$15.27

3

CONTRACT NUMBER SPM300-04-Z217

THE WORNICK COMPANY

UGR-A

ATTACHMENT 1 - TABLE I, MENU AND PREPARATION SHEETS

UGR-A

BREAKFAST MENU 1 - Eggs, Creamed Sausage, Biscuits

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
EGGS	50	1/2 cup	Eggs, Frozen, Whole, Boil-in-Bag	Echo	15 @ 0°F	1	3 - 5 lb bags
CREAMED GROUND SAUSAGE	50	2/3 cup	Creamed Ground Sausage, Ready to Serve, Boil-in-Bag	Rose Packing	18 @ 0°F	1	17lb case
BISCUITS	50	2 each	Biscuit, Buttermilk, frozen, thaw and serve	Lone Star	15 @ 0°F	1	105 ct box
BOX 1
GRAPE JUICE	50	3/4 cup	Juice, 100%Grape, Concentrate	Welch’s	13 @ 80°F	7	11.5 fl oz can
HOMINY GRITS	50	2/3 cup	Hominy Grits, White, Quick	Ralston	15 @ 80°F	2	1.5 lb boxes
HASH BROWNS	66	1/2 cup	Dehydrated, Hash brown mix	Idaho’s Finest	15 @ 80°F	1	33.6 oz box
HOT SAUCE	35	7 gm pchs	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Café Delight	27 @ 80°F	1	10 count package
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
BOX 1 AND 2
	100(2 BAGS @ 25 IN EACH		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 1
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
ALMOND BISCOTTI	48	1 each 1.25 gm	Biscotti, Almond, individually wrapped	Java Sticks	16 @ 80°F	1	50 ct box
JALAPEÑO CATSUP	35	9 gm pkts	Catsup, Jalapeño	Spice It Up	NOTE 1	1	35 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
STRAWBERRY JAM	35	½ oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	1	35 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, butter flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

1

UGR-A BREAKFAST MENU 1: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

Hominy Grits: Need 6 quarts of water

B.    Desirable Serving Temperatures:

Creamed Sausage: 155° F or above.

Hominy Grits: Maintain at 145° F or above.

Eggs, Frozen, Whole: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Creamed Sausage:

Leave creamed sausage in plastic bag. Place creamed sausage in boiling water (greater 190° F) for 40 minutes if in the frozen state or 20 minutes if thawed.

Biscuits: Remove plastic wrap from ovenable tray. Heat biscuits until golden brown and an internal temperature of 150°F.

Eggs, Boil-in-Bag: Place eggs in boiling water, maintain temperate of 205 degrees F. for 30-40 minutes frozen, (15-20 minutes thawed). For uniform cooking, knead bag. To serve, slit bags, stir and season.

NOTE: Eggs continue to cook in bags.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

2

UGR-A

BREAKFAST MENU 2 -Cheese Omelet, Sausage, Bagel

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELETS	50	1 ea	Omelet, Cheddar Cheese, Frozen	Echo	15 @ 0°F	1	10 - 5 ct bags
BROWN AND SERVE SAUSAGE	50	2ea	Sausage Links, Pork, Brown & Serve, Frozen, Precooked	Rose Packing	15 @ 0°F	1	10 lb box
BAGEL	50	1 ea - 5.5 oz	Bagel, filled with Cream Cheese, Individually Wrapped	Pangea	15 @ 0°F	1	50 ct
ORANGE JUICE	50	3/4 cup	Juice, 100% Orange, Concentrate, Frozen	Lyons Magnus (Citrus Belle)	24 @ 0°F	3	32 oz carton
BOX 1
HASH BROWNS	66	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	13 @ 80°F	1	33.6 oz box
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
GRAPE JELLY	35	1/2oz pch	Jelly, Grape	Portion Pac, Inc.	12 @ 80°F	1	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CAPPUCCINO	20	0.7 oz pkt	Cappuccino Beverage Powder, French vanilla	Café Delight	27 @ 80°F	2	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	1	35 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, butter flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10ct	Gloves	SafePrep	N/A	1	10 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

3

UGR-A BREAKFAST MENU 2: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Juice Concentrate: Best served chilled. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Brown & Serve Sausage. Maintain at 155° F or above.

Cream Cheese Bagel: Thaw and serve

Eggs, Cheddar Cheese Omelet: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

Brown and Serve Sausage:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate links and cook until slightly brown or to desired serving temperature (Minimum of 155°F).  Continually check and drain grease as necessary.

Grill Method: Heat grill to approximately 350° F and brown lightly on all sides ensuring minimum product internal temperature has reached 155° F or above.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

4

UGR-A
BREAKFAST MENU 3 - Eggs, Steak, Panckaes

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container size
FROZEN/PERISHABLE BOX
EGGS	50	1/2 cup	Eggs, Frozen, Whole, Boil-in-Bag	Echo	15 @ 0°F	1	3 - 5 lb bag
STEAK	50	5.5 oz	Steak, Breakfast, uncooked	Quantum	15 @ 0°F	1	50 ct box
PEPPERS & ONIONS	40	2 oz	Peppers & Onions, frozen	Roast Works	18 @ 0°F	2	2.5 lb bag
PANCAKES	50	2 ea	Pancakes, Sweet Potato, Frozen	Echo	15 @ 0°F	1	100 ct bag
CRANBERRY ORANGE JUICE	50	1/2 cup	Juice, 100% Orange, Concentrate, Frozen	Lyon-Magnus (Citrus Belle)	24 @ 0°F	2	32oz carton
BOX 1
CRANBERRY ORANGE JUICE	50	1/4 cup	Juice, 90% cranberry blend (2:1 ration, orange to cranberry 3/4 cup serving)	Lyons-Magnus	12 @ 80°F	1	33.8 oz carton (Cranberry)
HASH BROWNS	66	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	15 @ 80°F	1	33.6 oz box
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
	50(1 @ 25 IN EACH BOX)		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
BOX 2
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc.	NOTE 1	1	35 count bag
STEAK SAUCE	35	12 gram pkt	Steak Sauce	Portion Pac, Inc.	NOTE 1	1	35 count bag
STRAWBERRY JAM	35	½ oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	1	35 count bag
PANCAKE SYRUP	50	1 1/2 oz pch	Syrup, Pancake, Imitation Maple	Madeira Farms	12 @ 80°F	2	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Café Delight	27 @ 80°F	1	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	.70 oz	Onions, Minced, Dehydrated	Tones	N/A	1	.70 oz
	1	1.10 oz	Seasoning, Steak	Tones	N/A	1	1.10 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	Safe Prep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

5

UGR-A BREAKFAST MENU 3: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cranberry Orange Juice Concentrate: Best served chilled. Prepare juices as instructed in packages, then combine orange and cranberry juices. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: Maintain at 155° or above.

Breakfast Steak: Maintain at 165° F or above.

Eggs, Frozen, Whole: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Eggs, Boil-in-Bag: Place eggs in boiling water, maintain temperate of 205 degrees F. for 30-40 minutes frozen, (15-20 minutes thawed). For uniform cooking, knead bag. To serve, slit bags, stir and season.

NOTE: Eggs continue to cook in bags.

Breakfast Steak: Preheat grill to approximately 300°F. Use approximately 1/4 cup of vegetable oil per 50 steaks to grease the grill. Grill steaks for approximately 4-5 minutes on each side. Ensure steaks are cooked to reach a minimum internal temperature of 165°F.

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Sweet Potato Pancakes:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate pancakes and heat to desired serving temperature (Minimum of 145°F).

Griddle Method: Preheat griddle to approximately 350° F. Heat both sides ensuring minimum product internal temperature has reached 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Steaks

Onion, Minced: Hash Browns

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

6

UGR-A
BREAKFAST MENU 4 - Egg Patties, Bacon, Biscuits

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos).	Issue/ 50 nd.	Container Size
FROZEN/PERISHABLE BOX
EGG PATTIES	50	2 ea	Egg Patties, Fully-Cooked, Fried	Echo	15 @ 0°F	1	10 - 10 ct bag
CANADIAN BACON	50	2 ea	Canadian Bacon, Round	Rose Packing	15 @ 0°F	1	6.25 lb box
BISCUITS	50	2 ea	Biscuit, Buttermilk, frozen, thaw and serve	Lone Star	15 @ 0°F	1	105 ct box
BOX 1
GRAPE JUICE	50	3/4 cup	Juice, 100% Grape, Concentrate	Welch’s	13 @ 80°F	7 / 3	11.5 fl oz can
HASH BROWNS	66	1/2 cup	Potatoes, White, Dehydrated	Idaho’s Finest	15 @ 80°F	1 / 2	33.6 oz box
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc	NOTE 1	1	35 count bag
GRAPE JELLY	35	½ oz pch	Jelly, Grape	Portion Pac, Inc	12 @ 80°F	1	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CAPPUCCINO	20	0.7oz pkt	Cappuccino Beverage Powder, Irish Cream	Café Delight	27 @ 80°F	2	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count beg
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	.70 oz	Minced Onions	Tones	N/A	2	.70 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

7

UGR-A BREAKFAST MENU 4: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Canadian Bacon. Maintain at 155° F or above.

Eggs, Frozen, Omelets: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Canadian Bacon:

Oven Method: Remove Canadian bacon from plastic bag. Bake in moderate field kitchen oven (medium flame - 350° F) for approximately 25 minutes. Heat bacon to a minimum of 155° F.

Hot Water Method: Leave Canadian bacon in sealed bag. Place bag in boiling water, return to boil and heat for an additional 25-35 minutes. Ensure the bacon is heated to a minimum internal product temperature of 155° F.

Biscuits: Remove plastic wrap from ovenable tray. Heat biscuits until golden brown and an internal temperature of 150°F.

Egg patties: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes
Salt: General use
Pepper: General use

E.     Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

8

UGR-A

BREAKFAST MENU 5 -Veg Taco, Sausage Patties

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brands	Warranted Shelf Life (Mos)	Issue/ 50 Ind.	Container Size
FROZEN/ PERISHABLE BOX
VEGETABLE TACO	50	1 each 4.5 oz	Taco, Egg, Veg & Cheese	H&H	12 @ 0°F	1	50 ct box
SAUSAGE PATTIES	50	2 ea	Pork Sausage, Patties, Frozen, Fully-cooked	Rose Packing	15 @ 0°F	1	10 lb box
BLUEBERRY MUFFIN	50	1 each – 2.25 oz	Muffin, Blueberry, Frozen, Individually Wrapped	Pangea	14 @ 0°F	1	50 ct box
ORANGE JUICE	50	3/4 cup	Juice, 100% Orange, Frozen, Concentrate	Lyons-Magnus (Citrus Belle)	24 @ 0°F	3	32oz carton
BOX 1
HASH BROWNS	66	1/2 cup	Dehydrated, Hash brown mix	Idaho’s Finest	15 @ 80°F	1	33.6 oz box
OATMEAL	30	1 cup	Cereal, Rolled Oats, Quick	Ralston	18 @ 80°F	1	42 oz container
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc	NOTE 1	1	35 count bag
JAM, STRAWBERRY	35	½ oz pch	Jam, Strawberry	Portion Pac, Inc.	12 @ 80°F	1	35 count bag
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Café Delight	27 @ 80°F	1	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
MARGARINE	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar	LCI	N/A	2	25 count bag
	1		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	.70 oz	Minced Onions	Tones	N/A	2	.70oz
	1	1.25 oz	Cinnamon Maple Sprinkles	Tones	N/A	1	1.25 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	Safe Prep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

9

UGR-A BREAKFAST MENU 5: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Juice Concentrate: Best served chilled. Need 9 quarts of water.

Hash Browns: Re-hydrate in original carton to retain seasonings

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

Oatmeal: Need 8 quarts of water

B.    Desirable Serving Temperatures:

Hash Browns: 145° F or above.

Blueberry Muffins: Thaw and serve.

Sausage Patties: Maintain at 155° F or above.

Taco: Maintain at 145°F or above.

C.    Cooking/Grilling Instructions:

Vegetable and Cheese Egg Taco: Thoroughly thaw frozen product. Heat in M59 Field Range at 350°F for six minutes.

Brown and Serve Sausage:

Oven Method: Heat M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate patties and cook until slightly brown or to desired serving temperature (Minimum of 155°F).  Continually check and drain grease as necessary.

Grill Method: Heat grill to approximately 350° F and brown lightly on both sides ensuring minimum product internal temperature has reached 155° F or above.

D.    Suggested Use of Spice:

Minced Onions: Hashed brown potatoes
Cinnammon Maple Sprinkles: Oatmeal
Salt: General use
Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

10

UGR-A

BREAKFAST MENU 6 - Ham & Cheese Omelet, T Sausage, French Toast

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos).	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELET	50	1ea	Omelet, Ham & Cheese, Fully-Cooked	Express Eggs	15 @ 0°F	1	10 - 5 ct bag
SAUSAGE LINK	50	3 ea	Turkey Sausage, Links, Frozen, Fully-cooked	Rose Packing	15 @ 0°F	1	10 lb box
FRENCH TOAST	50	1 ea	French Toast, frozen	Echo	15 @ 0°F	1	50 ct box
BOX 1
GRAPE JUICE	50	3/4 cup	Juice, 100% Grape, Concentrate	Welch’s	13 @ 80°F	7	11.5 fl oz can
HOMINY GRITS	50	2/3 cup	Hominy Grits, White, Quick	Ralston	15@ 80°F	2	1.5 lb boxes
MAPLE SYRUP	50	1.5 oz pch	Syrup, Imitation, Maple	Madeira Farms	12 @ 80°F	2	25 count bag
BANANA NUT CAKE	51	2 oz	Cake, Banana Nut Loaf	Sterling	18 @ 80°F	3	17 count package
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc	NOTE 1	1	35 count bag
GRAPE JELLY	35	½ oz pch	Jelly, Grape	Portion Pac, Inc	12 @ 80°F	1	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
BOX 2
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	5 count bag / 2 count bag
CAPPUCCINO	20	1 oz pkt	Cappuccino Beverage Powder, French Vanilla	Café Delight	27 @ 80°F	2	10 count package
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	1.25 oz	Cinnamon Maple Sprinkles	Tones	N/A	1	1.25 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	4 oz	Oil, Vegetable, Butter Flavor	Heartland Mist	24 @ 80°F	1	4 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

11

UGR-A BREAKFAST MENU 6: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Juice Concentrate: Best served chilled. Need 7.5 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Turkey Sausage Links: Maintain at 155° F or above.

Omelets: Maintain at 145° F or above.

Hominy Grits: Maintain at 145° F or above.

French Toast: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Turkey Sausage Links:

Oven Method: Heat the M59 Field Range to approximately 400° F. Place contents of package on field sheet pan, separate links and cook slightly brown or to desired temperature (Minimum of 155° F). Continually check and drain grease as necessary.

Grill Method: Heat field grill to approximately 350° F. Place links on pre-heated grill and cook for approximately 5 minutes turning once after 3 minutes or until links are thoroughly cooked. Continually check and drain grease as necessary.

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

French Toast: Heat the M59 Field Range to approximately 350° F. Place contents of package on field sheet pan, separate slices, and heat for approximately 13 – 15 minutes (less if thawed) or until heated through (Minimum of 145°F).

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Cinnamon Maple Sprinkles: French Toast

E.     Requires hot water for meal service:

Cappuccino. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

12

UGR-A

BREAKFAST MENU 7 - Veg Omelet, Bacon, Bagel

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos).	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
OMELETS	50	1 each, 3.5 oz	Vegetable Omelet	Echo	15 @ 0°F	1	50 ct box
BACON	50	3 slices	Bacon, Sliced, Precooked, Frozen	Sugardale	15 @ 0°F	1	150 ct slice pouch
BAGEL	50	1 each, 6 oz	Bagel, Spanish omelet filled, Individually wrapped, frozen	Pangea	15 @ 0°F	1	50 ct box
CRANBERRY ORANGE JUICE	50	1/2 cup	Juice, 100% Orange, Frozen, Concentrate	Lyons-Magnus (Citrus Belle)	24 @ 0°F	2	32oz carton
BOX 1
CRANBERRY ORANGE JUICE	50	1/4 cup	Juice, 90% cranberry blend (2:1 ration, orange to cranberry 3/4 cup serving)	Lyons-Magnus	12 @ 80°F	1	33.8 oz carton (Cranberry)
TOASTER PASTRY	50	1.76oz	Toaster Pastry, Brown Sugar, Cinnamon, Frosted, Individually Wrapped	Kellogg’s	12 @ 80°F	1	50 count box
CATSUP	35	9 gm pkt	Catsup	Portion Pac, Inc	NOTE 1	1	35 count bag
JAM, STRAWBERRY	35	½ oz pch	Jam, Strawberry	Portion Pac, Inc	12 @ 80°F	1	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	100		Paper Cups, 8 oz	Sweetheart	N/A	4	25 count bag
	1		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
BOX 1 AND 2
	50 (1 @ 25 IN EACH BOX)		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
BOX 2
HOMINY GRITS	63	2/3 cup	Hominy Grits, White, Quick	Ralston	15 @ 80°F	2	1.5 lb boxes
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
COCOA	10	1 oz pkt	Cocoa Beverage Powder	Carnation	27 @ 80°F	1	10 count package
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

13

UGR-A BREAKFAST MENU 7: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cranberry Orange Juice Concentrate: Combine orange & cranberry juice concentrates, add 9 qts water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

Hominy Grits: Need 6 quarts of water.

B.    Desirable Serving Temperatures:

Bacon: Maintain at 155° F or above.

Hominy Grits: 145° F or above.

Omelet: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Bacon, Frozen:

Oven Method: Heat the M59 Field Range to approximately 400° F. Place contents of package on field sheet pan, separate slices and cook slightly crispy or to desired temperature (Minimum of 155° F). Continually check and drain grease as necessary.

Grill Method: Heat field grill to approximately 350° F. Place bacon slices on pre-heated grill and cook for approximately 5 minutes turning once after 3 minutes or until bacon strips are crisp but not brittle. Continually check and drain grease as necessary.

Spanish Omelet Bagel, Frozen: Thoroughly thaw frozen product. Keep items individually wrapped. Heat in M59 Field Range at 350°F for six minutes.

Omelets: Heat water to boil, place frozen egg packages in boiling water for 15 – 20 minutes. When totally heated, remove egg packages from water and place in insulated food container. When ready to serve, cut open the bag and serve. Caution: Product may green or brown if boiled longer than time estimated.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

E.     Requires hot water for meal service:

Cocoa. Add 6-8 fl. Oz. of hot water per packet.

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

14

UGR-A

LUNCH/DINNER MENU 1 - Chicken Parmesan

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos).	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CHICKEN PARMESAN	50	5 oz	Chicken filet, breaded, Fully-Cooked	Perdue	15 @ 0°F	1	50 ct box

SPAGHETTI SAUCE, MARINARA	52	3/4 cup	Sauce, Spaghetti, Marinara	Michaelangelo’s	15 @ 0°F	6	53 oz bag
BOX 1
BANANA CAKE	50	2oz	Cake, Banana, Frosted	Pangea	15 @ 80°F	3	18 ct trays
ZITI	50	1 cup	Pasta, Ziti	Prince	24 @ 80°F	6	1 lb package
ZUCCHINI & TOMATOES	50	1/2 cup	Zucchini & Tomatoes, Canned	Imperial	24 @ 80°F	2	#10 Can
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	2	.80 oz	Italian Seasonings	Tones	N/A	2	.80 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
LEMONADE	100	7.5 oz	Beverage Base, Powder, Lemonade, sugar sweetened	Diamond Crystal	18 @ 80°F	3	24 oz pouch
PARMESAN CHEESE	50	3.5 gm pouch	Parmesan Cheese	Portion Pac, Inc.	12 @ 80°F	2	25 count bag
PUDDING	48	2.25 oz	Pudding, Strawberry & Banana, Individual Tubes	Hunt’s	15 @ 0°F	6	8 ct packs
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly Twin Packs	Boca Grande	15 @ 80°F	2	12-Twin Pack
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1		Trash Bags, clear	Envision	N/A	1	4 count

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

15

UGR-A LUNCH/DINNER MENU 1: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken Parmesan: Maintain at 155° F or above.

Zucchini and Tomatoes: Maintain at 145° F or above.

Marinara Sauce: Maintain at 145° or above.

Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Chicken Parmesan:

Fryer Method: Fry at 350° F for 4-6 minutes, or until chicken reaches the minimum temperature of 155° F, or above.

Oven Method: Bake at 375° F for 20-25 minutes, or until chicken reaches the minimum of 155° F or above.

Pour Marinara sauce on top of chicken pieces if desired.

Zucchini & Tomatoes: Heat thoroughly, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Italian Seasoning: Zucchini & Tomatoes and/or Chicken Parmesan

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

16

UGR-A

LUNCH/DINNER MENU 2 - Turkey

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos).	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
TURKEY CUTLET	50	5 oz	Turkey Breast, Whole Muscle, Frozen, Fully-Cooked	Perdue	18 @ 0°F	1	50 ct box
BOX 1
PEAS	50	1/2 cup	Peas, Canned	Libby’s	36 @ 80°F	2	#10 can
STUFFING	50	1/2 cup	Stuffing Mix, Cornbread	Uncle Ben’s	18 @ 80°F	1	56 oz bag
MASHED POTATOES	75	1/2 cup	Potatoes, mashed, instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
CHOCOLATE CHIP COOKIE	50	1.3 oz per 2 cookies	Chocolate Chip cookies	Wornick	12 @ 80°F	1	100 ct box
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	4 oz	Veg Oil, Butter Flavored	Heartland Mist	24 @ 80°F	1	4 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
BOX 2
MIXED FRUIT	48	4oz	Mixed Fruit, Individual Cups	Del Monte	36 @ 80°F	12	4 ct packs
ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, lemon flavored, sugar sweetened	Flavor Fresh	18 @ 80°F	3	24 oz pouch
CRANBERRY SAUCE	50	1 oz	Cranberry Sauce	Ruby Kist	36 @ 80°F	3	#303 can
TURKEY GRAVY	50	2 oz	Gravy Mix, Instant, Turkey	Pioneer	15 @ 80°F	1	11.3 oz bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	.40 oz	Poultry Seasonings	Tones	N/A	2	.40 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

17

UGR-A LUNCH/DINNER MENU 2: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Iced Tea: Best served chilled. Need six gallons of water for three (3) envelopes.

Stuffing: Need 3 quarts of water.

Mashed Potatoes: Need 8 quarts of water.

Turkey Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Roast Turkey: Maintain at 165° F or above.

Stuffing: Maintain at 165° F or above.

Turkey Gravy: Maintain at 165° F or above.

Peas: Maintain at 145° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Cranberry Sauce: Chill, if possible.

Mixed Fruit: Chill, if possible.

C.    Cooking/Grilling Instructions:

Turkey: Turkey is pre-cooked and pre-sliced. The turkey is pre-sliced in 1/4 inch slices.

Boiling Water Method: Leave turkey in plastic bag. Heat in boiling water for 15 minutes.

Oven Method: Remove turkey from plastic bag. Bake in moderate field kitchen oven (medium flame at 350° F) for approximately 45 minutes. Heat turkey to a minimum of 165° for at least 15 seconds prior to serving.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Poultry Seasoning: Turkey; Stuffing

Vegetable Seasoning: Peas

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

18

UGR-A

LUNCH/DINNER MENU 3 - BBQ Pork Ribs

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container size
FROZEN/PERISHABLE BOX
BBQ PORK RIBS	50	3 slices	Country Style Pork Ribs in BBQ Sauce, Fully-Cooked, Frozen	Chicagoland	12 @ 0°F	1	25 lb box
BOX 1
BROWNIES	50	2.4 oz	Brownies w/ Peppermint Patty Pieces	Pangea	15 @ 80°F	3	18 ct tray
MACARONI & CHEESE	50	2/3 cup	Macaroni & Cheese, Mix	Milani	18 @ 80°F	1	1 bag
			Elbow Macaroni	Skinner	24 @ 80°F	2	1.5 lb bag
CORN	50	3/4 cup	Corn, Canned	Libby’s	36 @ 80°F	3	#10 can
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	2	12-Twin Pack
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
ORANGE DRINK	100	7.5 oz	Beverage Base, Powder, Orange,	Diamond Crystal	18 @ 80°F	3	24 oz pouch
APPLE SAUCE	48	4 oz	Applesauce, Individual Cups	White House	18 @ 80°F	8	6ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50 (1 @ 25 IN EACH BOX)		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

19

UGR-A LUNCH/DINNER MENU 3: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Barbeque Pork Ribs: Maintain at 155° F or above.

Corn: Maintain at 145° F or above.

Macaroni and Cheese: Maintain at 145° F or above.

Applesauce: Chill if possible

C.    Cooking/Grilling Instructions:

Country Style Pork Ribs:

Oven Method: Heat the M59 Field Range to approximately 350° F. Thaw product. Remove ribs from plastic bag and place in full steam pan and cover, baking for approximately 1 hour or until internal temperature reaches 160°F.

Hot Water Method: Place unopen bags of frozen ribs in boiling water for approximately 40-45 minutes. Rearrange bags every 20 minutes to ensure even heating. Remove bags from water, open, place in steam table pans and serve.  Internal temperature should be no less than 160° F.

Macaroni and Cheese: Add 3 lb. of macaroni to 8 quarts of boiling water and 1.5 tsp. of salt. Boil for 8-10 minutes or until tender, stirring occasionally. Do not drain. Combine Cheese Sauce Mix and Macaroni and stir; bring to serving temperature of approximately 145° F.

Serving size:               2/3 Cup, Yield: 60 servings

Corn: Heat corn and liquid thoroughly, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

20

UGR-A

LUNCH/DINNER MENU 4 - Hamburger

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GRILLED HAMBURGER	50	2 each, 3.8-4oz patty	Beef Patties, Frozen, Fully-Cooked	H&H	15 @ 0°F	1	100 ct box
BOX 1
SCALLOPED POTATOES	52	2/3 cup	Potatoes, scalloped, instant	Idaho’s Finest	12 @ 80°F	4	16.3 oz bag
BAKED BEANS	50	1/2 cup	Baked beans, canned	Allens	36 @ 80°F	2	#10 can
COOKIES	50	1.3 oz per 2 cookies	Cookies, Shortbread	Wornick	12 @ 80°F	1	100 ct box
MUSTARD	70	5.5 gm pkt	Mustard, prepared	Portion Pac, Inc.	NOTE 1	2	35 count bag
RELISH	70	9 gm pkt	Relish, Pickle, Sweet	Portion Pac, Inc.	NOTE 1	2	35 count bag
SALAD DRESSING	35	9 gm pkt	Salad Dressing, Mayonnaise Type	Portion Pac, Inc	NOTE 2	1	35 count bag
CATSUP	70	9 gm pkt	Catsup	Portion Pac, Inc	NOTE 1	2	35 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	4 oz	Veg Oil, Butter Flavor	Heartland Mist	24 @ 80°F	1	4oz bottle
BOX 2
FRUIT & GEL CUP	48	4.5 oz	Peaches in Peach Gelatin, Individual Cups	Del Monte	15 @ 80°F	12	4 ct packs
LEMONADE	100	7.5 oz	Powdered Beverage Base, Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz pouch
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	1.10 oz	Steak Seasoning	Tones	N/A	2	1.10 oz
	1	.90 oz	Barbecue Spice	Tones	N/A	1	.90 oz
	1	.70 oz	Minced Onions	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

21

UGR-A LUNCH/DINNER MENU 4: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Scalloped Potatoes: Need 9 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Grilled Hamburgers: Maintain at 165° F or above.

Baked Beans: Maintain at 155° F or above.

Peach Gelatin & Fruit: Chill, if possible.

Scalloped Potatoes: Maintain at 155° F or above.

C.    Cooking/Grilling Instructions:

Grilled Hamburgers: Heat grill to approximately 350° F. Place ground beef patties on griddle. Grill ground beef patties for approximately 3 1/2 minutes on each side or until heated through. Ensure beef patties are cooked to reach a minimum internal temperature or at least 155° F.

Serving size:            2 patties, 1 or 2 buns*, Yield: 50 servings

Baked Beans: Heat baked beans thoroughly, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Hamburgers

Barbeque Seasoning: Baked Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

*Bun issued as supplement

22

UGR-A

LUNCH/DINNER MENU 5 - General Tso Chicken

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GENERAL TSO CHICKEN	50	10 oz chx, veg, sce + 6 oz rice	Chicken, General Tso Sauce, Veg, & Rice, Frozen, Boil-in-Bag	Sunrise Foods	15 @ 0 °F	1	52.5 lb case
BOX 1
CARROT CAKE	50	1 ea - 2 oz	Carrot Cake, Cream Cheese Frosted	Sterling	18 @ 80°F	4	14 ct trays
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	2	12-Twin pack
SOY SAUCE	50	9 gm pch	Soy Sauce, Portion Control	Portion Pac, Inc.	NOTE 1	2	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
PINEAPPLE	48	4 oz	Pineapple, Individual Cups or Cans	Del Monte	36 @ 80°F	12	4 ct packs
GRAPE DRINK	100	7.5 oz	Beverage Base, Powder, Grape	Diamond Crystal	18 @ 80°F	3	24 oz packets
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Cornpartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar(2)	LCI	N/A	2	25 count bag
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	70 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

23

UGR-A LUNCH/DINNER MENU 5: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Grape Drink Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

General Tso Chicken: Maintain at 155° F or above.

Green Beans: Maintain at 145° F or above.

Rice: 145° F or above.

Pineapple: Chill, if possible.

C.    Cooking/Grilling Instructions:

General Tso Chicken: In boiling water (greater than 190 degrees F), heat protein, sauce, and rice 30 minutes. Heat vegetables 15 minutes. Combine protein, vegetables, and sauce. Serve over rice.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Green Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

24

UGR-A

LUNCH/DINNER MENU 6 - Salmon

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container size
FROZEN/PERISHABLE BOX
SALMON WITH LEMON HERB SAUCE	52	5 oz Filet 1/4 Sauce	Salmon, Seared with Lemon Herb Sauce	Cuisine Solutions	18 @ 0°F	1	22.88 lb box
BOX 1
PEAS	50	3/4 cup	Peas, Canned	Libby’s	36 @ 80°F	3	# 10 can
RICE PILAF	50	3/4 cup	Rice Mix, Pilaf	Uncle Ben’s	18 @ 80°F	3	36 oz box
PEANUT BUTTER CHOC. CHIP COOKIE	50	1.3 oz per 2 cookies	Cookie, individual or bulk, Peanut Butter Chocolate Chip	Wornick	12 @ 80°F	1	100 ct box
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
	75		Paper Cups, 8 oz	Sweetheart	13 @ 80°F	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
MIXED FRUIT	48	4oz	Mixed Fruit, Individual Cups or Cans	Del Monte	36 @ 80°F	12	4 ct packs
CHERRY DRINK	100	7.50 oz	Powdered Beverage Base, Cherry	Diamond Crystal	18 @ 80°F	3	24 oz pouch
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	SSD	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

25

UGR-A LUNCH/DINNER MENU 6: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Cherry Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Rice Pilaf: Need 8.25 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Salmon: Maintain at 155° F or above.

Peas: Maintain at 145° F or above.

Rice Pilaf: Maintain at 145° F or above.

Mixed Fruit: Chill, if possible.

C.    Cooking/Grilling Instructions:

Salmon:  Leave salmon and herb sauce in plastic bag. Place salmon and herb sauce bags in boiling water at 200° F for 10-12 minutes if in the frozen state or 9-10 minutes if thawed. Pour herb sauce on top of salmon pieces if desired.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Peas

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

26

UGR-A

LUNCH/DINNER MENU 7 - Steak

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
GRILLED STEAK	50	9 oz	Steak, Beef Rib, Tri-tip, Frozen	Quantum	15 @ 0°F	1	50 ct box
PEPPERS & ONIONS	40	2 oz	Peppers & Onions, Sliced, Frozen	Roast Works	18 @ 0°F	2	2.5 lb bag
BROWNIE	50	1 ea - 3 oz	Brownie, Choc Chunk, Individually Wrapped	Pangea	14 @ 0°F	1	50 ct box
BOX 1
MASHED POTATOES	75	1/2 cup	Potatoes, White, Dehydrated, Instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
CORN	50	3/4 cup	Corn, Canned	Libby’s	36 @ 80°F	3	#10 Can
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	2	12-Twin pack
	1	12 oz.	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	4 oz	Oil, Vegetable, butter flavored	Heartland Mist	24 @ 80°F	1	4 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
STEAK SAUCE	50	12 gram pkt	Steak Sauce, 12 gram packet	Portion Pac, Inc	NOTE 1	2	25 count bag
ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, sugar sweetened	Flavor Fresh	18 @ 80°F	3	24 oz pouch
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
BOX 2
GRAVY	64	2 oz	Gravy Mix, Brown, Instant	Pioneer	15 @ 80°F	1	13 oz bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
	1		Trash Bags, clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	2	1.10 oz	Steak Seasoning	Tones	N/A	2	1.10 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

27

UGR-A LUNCH/DINNER MENU 7: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Mashed Potatoes: Need 8 quarts of water.

Iced Tea Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Brown Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Corn: Maintain at 145° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Brown Gravy: Maintain at 155° F or above.

Brownie: Thaw and serve.

C.    Cooking/Grilling Instructions:

Grilled Steak: Preheat grill to approximately 300°F. Use approximately 1/4 cup of vegetable oil per 50 steaks to grease the grill. Grill steaks for approximately 5-6 minutes on each side. Ensure steaks are cooked to reach a minimum internal temperature of 165°F.

Serving size:     1 Steak, Yield: 50 servings

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Corn: Heat corn and liquid thoroughly, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Steak Seasoning: Steak

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

28

UGR-A

LUNCH/DINNER MENU 8 - Rotisserie Chicken

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brands	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
ROTISSERIE CHICKEN	50	1 Quarter	Rotisserie Chicken, Quarters, Fully-Cooked, Frozen	Perdue	15 @ 0°F	1	52 ct box
BOX 1
CARROTS	50	3/4 cup	Carrots, Canned	Libby’s	36 @ 0°F	3	#10 can
AU GRATIN POTATOES	50	3/4 cup	Au Gratin Potatoes, Dehydrated	Idaho’s Finest	15 @ 80°F	4	16.3 oz bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
OATMEAL COOKIE	50	1.3 oz per 2 cookies	Cookie, individual or bulk, Oatmeal	Wornick	12 @ 80°F	1	100 ct box
LEMONADE	100	7.5 oz	Powdered Beverage Base Lemonade,	Diamond Crystal	18 @ 80°F	3	24 oz packets
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
BOX 1
PUDDING	48	2.25 oz	Pudding, Chocolate Fudge & Chocolate Brownie, Individual Tubes	Hunt’s	15 @ 80°F	6	8 ct packs
CHICKEN GRAVY	64	2 oz	Gravy, Chicken Mix, Instant	Pioneer	15 @ 80°F	1	14 oz bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

29

UGR-A

LUNCH/DINNER MENU 8:  PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Au Gratin Potatoes: Need 9 quarts of water.

Chicken Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken: Maintain at 155° F or above.

Au Gratin Potatoes: Maintain at 145° F or above.

Carrots: Maintain at 145° F or above.

Pudding: Chill or serve warm.

C.    Cooking/Grilling Instructions:

Chicken: Leave Chicken in sealed plastic bag. Place bag in boiling water. Return to boil and heat for an additional 5 minutes. Ensure the Chicken is heated to a minimum internal product temperature of 155° F for at least 15 seconds prior to serving.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Paprika: Au Gratin Potatoes

Vegetable Seasoning: Carrots

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

30

UGR-A

LUNCH/DINNER MENU 9 - Spaghetti & Meatballs

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
MEAT BALLS	50	3-1 oz meatballs	Beef Meatballs, Fully-Cooked, Frozen	Carne Ottima	12 @ 0°F	1	10 lb box
PIZZA GRINDER	50	1 each, 5.5 oz	Pizza Filled Bread Stick, Frozen	Michaelangelo’s	15 @ 0°F	1	50 ct box
SPAGHETTI SAUCE	50	1/2 cup	Spaghetti Sauce, Roasted Garlic	Ragozzino	16 @ 0°F	4	53 oz bag
BOX 1
SPAGHETTI	50	1 cup	Spaghetti	Prince	24 @ 80°F	6	1 lb package
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
PEANUT BUTTER & GRAPE JELLY	24	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	2	12 - Twin Pack
RANGER COOKIE	50	1.4 oz per 2 cookies	Cookie, Ranger, shelf stable	Wornick	12 @ 80°F	1	100 ct box
PARMESAN CHEESE	50	3.5 gm pouch	Parmesan Cheese	Portion Pac, Inc	12 @ 80°F	2	25 count bag
HOT SAUCE	35	7 gm pouch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm packet	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
BOX 1
BUTTERSCOTCH PUDDING	48	4 oz	Pudding, Butterscotch, Individual Cups	Hunt’s	18 @ 80°F	12	4 ct packs
PINK LEMONADE	100	7.5 oz	Powdered Beverage Base, Pink Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz pouch
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.25 oz	Italian Seasoning	Tones	N/A	1	.25oz
	1	.75 oz	Vegetable Seasoning	Tones	N/A	1	.75 oz
	1	12 oz.	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

31

UGR-A LUNCH/DINNER MENU 9: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Pink Lemonade: Best served chilled. Need six gallons of water for three (3) envelopes.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Spaghetti with Meat Balls: Maintain at 155° F or above.

Green Beans: Maintain at 145° F or above.

Butterscotch Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Spaghetti with Meatballs: Beef meatballs are fully cooked. Temper meatballs IAW TB MED 530. Once cooked, drain spaghetti well. Combine spaghetti and meatballs with spaghetti sauce and cook at 350 degrees for 15 minutes, or until the meatballs reach a minimum internal product temperature of 165° F.

Serving size:        1 Cup Spaghetti, 1/2 Cup Sauce, Yield: 50 servings

Pizza Grinder: Thoroughly thaw frozen product. Keep items individually wrapped. Heat in M59 Field Range at 350°F for six minutes.

Green Beans: Heat green beans and liquid thoroughly, ensuring a minimum product temperature of 145° F or above

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Italian Seasoning: Meat sauce

Vegetable Seasoning: Green Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

32

UGR-A

LUNCH/DINNER MENU 10 - Chicken Fajitas

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CHICKEN FAJITAS	50	4 oz	Chicken strips, Fully-Cooked, Fajita Seasoned	H&H	15 @ 0°F	1	12.5 lb box
	50	2.4 oz	Peppers and Onions	Roast Works	18 @ 0°F	3	2.5 lb box
	50	2 ea	Flour tortillas, 6 inch round	Exquisita	15 @ 0°F	4	25 ct bag
BOX 1
MEXICAN RICE	50	1/2 cup	Mexican Rice, Instant	Uncle Ben’s	24 @ 80 °F	2	25.9 oz box
CORN	50	3/4 cup	Corn, Canned	Libby’s	36 @ 80°F	3	#10 can
CHOCOLATE CAKE	50	2 oz, 1 ea	Cake, Choc with White Frosting & Sprinkles	Pangea	15 @ 80°F	3	18 ct tray
SALSA/PICANTE	50	0.5 oz pch	Salsa/Picante, medium	Salsa del Sol	NOTE 1	2	25 count bag
ORANGE DRINK	100	7.5 oz	Powdered Beverage Base, Orange,	Diamond Crystal	18 @ 80°F	3	24 oz packets
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
PEARS	48	4 oz	Pears, Individual Cups or Cans	Libby’s Pure	36 @ 80°F	12	4 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

33

UGR-A LUNCH/DINNER MENU 10: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Mexican Rice

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Chicken Fajitas: Maintain at 155° F or above.

Corn: Maintain at 145° F or above.

Pears: Chill, if possible.

C.    Cooking/Grilling Instructions:

Chicken Fajitas: Preheat griddle to approximately 350° F. Heat Fajitas for approximately 10 minutes on each side. Heat Chicken Fajitas to a minimum of 145-155°F.

Peppers and Onions: Preheat griddle to approximately 375 degrees for 4 – 6 minutes. Spread approximately 1/4 cup oil on griddle. Arrange peppers in a thin layer. Turn as needed for even heating.

Blend of Chicken Fajitas and Peppers and Onions (if desired): Follow Cooking/Grilling Instructions above, add vegetable blend to fajitas and continue cooking, stirring occasionally, until heated through. Ensure Fajitas are cooked to reach a minimum internal temperature of 145° F – 155°F.

Serving size: 4 oz Chicken Fajitas and 2 oz Peppers and Onions, Yield: 50 servings

Flour Tortillas:

Oven Method: Preheat oven to 400°F. Heat tortillas for approximately 8-10 minutes.

Griddle Method: Preheat griddle to approximately 350°F. Heat tortillas for 1-2 minutes on each side.

Corn: Heat corn and liquid to a boil, ensuring a minimum product temperature of 145° F or above.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Corn

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

34

UGR-A

LUNCH/DINNER MENU 11 - Meatloaf

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
MEATLOAF	50	6 oz meatloaf + 2 oz BBQ sauce	Meatloaf slice with BBQ Sauce	Chicagoland	12 @ 0°F	1	25 lb box
BOX 1
SCALLOPED POTATOES	50	2/3 cup	Potatoes, Scalloped	Idaho’s Finest	12 @ 80°F	4	16.3 bag
ZUCCHINI & TOMATOES	50	3/4 cup	Zucchini and Tomatoes, Canned	Imperial	24 @ 80°F	3	#10 can
VANILLA CAKE W/ CHOC FROSTING	50	1 ea - 2 oz	Cake, Vanilla with Choc frosting	Pangea	15 @ 80°F	3	18 ct tray
PINK LEMONADE	100	7.5 oz	Beverage Base, Powder, Pink Lemonade	Diamond Crystal	18 @ 80°F	3	24 oz packets
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
PEANUT BUTTER & STRAWBERRY JELLY	24	1.12 oz pb pch 1 oz jelly pch	Peanut Butter and Strawberry Jelly Twin Packs	Boca Grande	15 @ 80°F	2	12-Twin pack
FRUIT GEL	48	4.5 oz	Mixed Fruit in Cherry Gelatin, Individual	Del Monte	15 @ 80°F	12	4 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI / Dispoz’o	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart / Chinet / Solo	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

35

UGR-A LUNCH/DINNER MENU 11: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Pink Lemonade Drink: Best served chilled. Need six gallons of water for three (3) envelopes.

Scalloped Potatoes: Need 9 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Meatloaf: Maintain at 155° F or above.

Zucchini and Tomatoes: Maintain at 145° F or above.

Scalloped Potatoes: Maintain at 155° F or above.

Mixed Fruit in Gelatin: Chill, if possible.

C.    Cooking/Grilling Instructions:

BBQ Meatloaf:  Leave meatloaf in plastic bag. Place meatloaf in boiling water (greater 190° F) for 40 minutes if in the frozen state or 20 minutes if thawed.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Paprika: Scalloped Potatoes

Vegetable Seasoning: Zucchini and Tomatoes

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

36

UGR-A

LUNCH/DINNER MENU 12 - Catfish

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
CATFISH	52	1 pc 5.5 oz	Catfish, Blackened, Frozen	Cuisine Solutions	18 @ 0°F	1	17.875 lb box
BOX 1
MASHED POTATOES	75	1/2 cup	Potatoes, Mashed, Instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
COLLARD GREENS	50	3/4 cup	Collard Greens, Canned	Glory Foods	24 @ 80°F	3	#10 can
LEMON GLAZED CUPCAKES	50	1 ea - 2 oz	Cupcake, Lemon Glazed	Sterling	18 @ 80°F	4	15 ct tray
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
COFFEE	50	6 oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 ct bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
BOX 2
CORNBREAD STUFFING	50	1/2 cup	Stuffing Mix, Cornbread	Uncle Ben’s	18 @ 80°F	1	56 oz bag
ICED TEA	100	7.5 oz	Iced Tea, powder drink mix, sugar sweetened	Flavor Fresh	18 @ 80°F	3	24 oz pouch
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	4 oz	Oil, Cooking, Butter Flavored	Heartland Mist	24 @ 80 °F	1	4 oz bottle
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70oz
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

37

UGR-A LUNCH/DINNER MENU 12: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Iced Tea Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Mashed Potatoes: Need 8 quarts of water.

Stuffing: Need 3 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Catfish: Maintain at 155° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Stuffing: Maintain at 145° F or above.

Collard Greens: Maintain at 145° F or above.

C.    Cooking/Grilling Instructions:

Catfish:  Leave catfish in plastic bag. Place fish bags in boiling water at 200° F for 10 minutes if in the frozen state or 6 minutes if thawed.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

38

UGR-A

LUNCH/DINNER MENU 13 - Pot Roast

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
POT ROAST	52	1- 5oz slice 3 oz gravy	Pot Roast w/ Gravy, Fully-Cooked, Frozen	Chicagoland	12 @ 0°F	1	26 lb box
BOX 1
PEAS AND CARROTS	50	3/4 cup	Peas and Carrots, Canned	Libby’s	36 @ 80°F	3	#10 can
MASHED POTATOES	75	1/2 cup	Potatoes, Mashed, Instant	Idaho’s Finest	15 @ 80°F	2	26 oz bag
BROWN GRAVY	64	2 oz	Brown Gravy Mix, Instant	Pioneer	15 @ 80°F	1	13 oz bag
CHOCOLATE BROWNIE w/ BUTTERFINGER PIECES	50	2 oz	Brownie, Chocolate w/ Butterfinger Pieces	Sterling	18 @ 80°F	3	18 ct trays
PEANUT BUTTER & GRAPE JELLY	12	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	1	12 Twin Pack
COFFEE	50	6oz	Coffee, Filter Bag, Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	1	12 oz	Liquid Margarine	Parkay	NOTE 2	1	12 oz bottle
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envsion	N/A	1	4 count
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
LEMONADE	100	7.5 oz	Beverage Base, Powder, Lemonade	Diamond Crystal/ Flavor Fresh	18 @ 80°F	3	24 oz packets
VANILLA PUDDING	48	2.25 oz	Pudding, Vanilla, Individual Tubes	Hunt’s	15 @ 0°F	6	8 ct packs
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI / Dispoz’o	N/A	2	25 count bag
PEANUT BUTTER & GRAPE JELLY	12	1.12 oz pb pch, 1 oz jelly pch	Peanut Butter and Grape Jelly, Twin Pack	Boca Grande	15 @ 80°F	1	12 Twin Pack
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	.75 oz	Seasoning, All Purpose	Tones	N/A	1	.75 oz
	1	.75 oz	Seasoning, Vegetable	Tones	N/A	1	.75 oz
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

39

UGR-A LUNCH/DINNER MENU 13: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Lemonade Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Mashed Potatoes: Need 8 quarts of water.

Brown Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Pot Roast: Maintain at 155° F or above.

Peas and Carrots: Maintain at 145° F or above.

Brown Gravy: Maintain at 155° F or above.

Mashed Potatoes: Maintain at 145° F or above.

Pudding: Chill, if possible.

C.    Cooking/Grilling Instructions:

Pot Roast:

Hot Water Method: Leave Pot Roast in sealed plastic bag(s). Place bag(s) in boiling water. Heat for approximately 45 minutes. Rearrange bag(s) every 20 minutes to ensure even heating. Ensure product is heated to a minimum internal product temperature of 155° F.

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Vegetable Seasoning: Peas and Carrots

All Purpose Seasoning: Pot Roast

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

40

UGR-A

LUNCH/DINNER MENU 14 -Pork Chops

Menu Item	Required Servings and Size		Food/Ingredients/Supplies	Brand	Warranted Shelf Life (mos)	Issue/ 50 Ind.	Container Size
FROZEN/PERISHABLE BOX
PORK CHOPS	50	2 each 3.5 oz	Pork Chops, Fully-Cooked, Bone In, Frozen	Needham	18 @ 0°F	2	50 ct boxes
BOX 1
GREEN BEANS	50	3/4 cup	Green Beans, Canned	Libby’s	36 @ 80°F	3	#10 can
MACARONI & CHEESE	50	2/3 cup	Macaroni & Cheese Mix	Milani	18 @ 80°F	1	1 bag
			Elbow Macaroni	Skinner	24 @ 80°F	2	1.5 lb bag
PB CHOC CHIP COOKIES	50	1.3 oz per 2 cookies	Cookie, Peanut Butter Choc Chip	Wornick	12 @ 80°F	1	100 ct box
COFFEE	50	6 oz	Coffee, Filter Bag. Arabica	S&D	18 @ 80°F	1	2 count bag
CREAMERS	25	3 gm pkt	Creamers, Nondairy	Heart Smart	12 @ 80°F	1	25 count bag
	75		Paper Cups, 8 oz	Sweetheart	N/A	3	25 count bag
	1		Trash Bags, Clear	Envision	N/A	1	4 count
	1	12 oz	Liquid Margarine	Parkay	N/A	1	12 oz bottle
	1	10 CT	Gloves	SafePrep	N/A	1	10 ct bag
BOX 2
APPLESAUCE	48	4 oz	Applesauce, Individual Cups	White House	18 @ 80°F	8	6 ct packs
PORK GRAVY	64	2 oz	Pork Gravy Mix, Instant	Pioneer	15 @ 80°F	1	11.3 oz bag
ORANGE DRINK	100	7.5 oz	Beverage Base, Powder, Orange	Diamond Crystal	18 @ 80°F	3	24 oz Packet
	50		Tray, 5-Compartment, Paper	Chinet	N/A	2	25 count bag
	50		Dining Packets, Napkin, Knife, Fork, Spoon, Salt/Pepper, Sugar (2)	LCI	N/A	2	25 count bag
HOT SAUCE	35	7 gm pch	Hot Sauce	Poco Pac	NOTE 1	1	35 count bag
	1	1.65 oz	Salt	Tones	N/A	1	1.65 oz
	1	.70 oz	Pepper	Tones	N/A	1	.70 oz
	1	.90 oz	Garlic Powder	Tones	N/A	1	.90 oz
	1	.70 oz	Paprika	Tones	N/A	1	.70 oz
	1	.75 oz	Vegetable Seasonings	Tones	N/A	1	.75 oz

Note 1: Product shall be no older than 90 days from date of manufacture at time of assembly.

Note 2: Product shall be not older than 60 days from date of manufacture at time of assembly and shall not be used in calculation of ITD.

41

UGR-A LUNCH/DINNER MENU 14: PREPARATION INSTRUCTIONS

A.    Follow the directions on the packages for the following items:

Orange Drink Mix: Best served chilled. Need six gallons of water for three (3) envelopes.

Pork Gravy: Need 4 quarts of water.

Coffee. Boil 2.5 gallons of water. Throw all 5 bags in water. Boil the floating bags for 10-12 minutes.

B.    Desirable Serving Temperatures:

Pork Chops: Maintain at 155° F or above.

Pork Gravy: Maintain at 155° F or above.

Green Beans: Maintain at 145° F or above.

Macaroni and Cheese: Maintain at 145° F or above.

Applesauce: Chill, if possible.

C.    Cooking/Grilling Instructions:

Pork Chops:

Oven Method: Remove Pork Chops from plastic bag. Bake in moderate field kitchen oven (medium flame - 350° F) for approximately 45 minutes. Heat pork chops to a minimum of 155°F.

Grill Method: Heat griddle to approximately 350° F. Place chops on the lightly greased griddle. Grill chops 3 minutes on each side or until light brown and thoroughly cook to ensure a minimum internal product temperature of 155°F.

Serving size: 2 pork chops, Yield: 50 servings

Macaroni and Cheese: Add 3 lb. of macaroni to 8 quarts of boiling water and 1.5 tsp. of salt. Boil for 8-10 minutes or until tender, stirring occasionally. Do not drain. Combine Cheese Sauce Mix and Macaroni and stir; bring to serving temperature of approximately 145° F.

Serving size: 2/3 Cup, Yield: 60 servings

D.    Suggested Use of Spice:

Salt: General use

Pepper: General use

Garlic Powder: Pork Chops

Paprika: Macaroni and Cheese

Vegetable Seasoning: Green Beans

**Food Safety Notes:

When cooking multiple food products on the same grill, avoid cross-contamination by separating the products from each other on the grill. Also, do not use the same utensils to cook both foods. Ensure that the products are cooked to the safe minimum internal temperature (per TB MED 530).

Note: Total yield of commercial individual menu items may vary from those specified on the package, based on portion size used.

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